UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2009 – September 30, 2010

Item 1.	Reports to Stockholders.

IMPORTANT INFORMATION

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.

The views in this report are those of the managers of the series of the Nomura Partners Funds, Inc. (the "Funds") as of September 30, 2010 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Securities focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, some Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies.

The Tokyo Stock Exchange Price Index **(TOPIX)** is an unmanaged capitalization weighted measure (adjusted in US Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The **MSCI All Country (AC) Asia Pacific ex Japan Index** is an unmanaged free float-adjusted market capitalization index designed to measure the equity market performance in the Asia Pacific region excluding Japan. The **MSCI India Index** is an unmanaged free-float weighted equity index representing approximately 58 companies in India. The **MSCI Golden Dragon Index** is an unmanaged free float-adjusted market capitalization index which measures equity market performance in the China region. The **MSCI World Index** is an unmanaged free float-adjusted market capitalization weighted index that measures the equity market performance of developed markets. The **MSCI Emerging Markets Index** is an unmanaged free float-adjusted market capitalization index which measures equity market performance of emerging markets. The **MSCI EAFE (Europe, Australasia, Far East) Index** is an unmanaged free float-adjusted market capitalization index which measures the equity market performance of developed markets, excluding the US and Canada. The **MSCI EAFE (Europe, Australasia, Far East) Growth Index** is a subset of the MSCI EAFE Index with securities from Europe, Australasia (Australia and Asia), and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of securities most representing the growth style. The **MSCI Japan Index** is a free float adjusted index that includes every listed security in the Japanese market. The **MSCI Hong Kong Index** identifies every security listed in the Hong Kong market. Securities are free float adjusted and screened by size, liquidity and minimum free float. The **MSCI China Index** is a free float-adjusted market capitalization-weighted index of Chinese equities that include China-affiliated corporations and H-Shares listed on the Hong Kong Exchange and B Shares listed on the Shanghai and Shenzhen exchanges. The **MSCI Taiwan Index** is a free float adjusted market capitalization index which represents Taiwanese companies that are available to investors worldwide. The returns of the indexes assume dividends are reinvested gross of withholding tax and, unlike the Funds' returns, are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Funds' performance. One cannot invest directly in an index.

Price-to-earnings ratio is a ratio of security price to earnings per share. **Price-to-book ratio** is the ratio of a stock's latest closing price divided by its book value per share. **Book value** is the total assets of a company minus total liabilities. **H Shares** are shares of a company incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange. **Red chips** are companies based in Mainland China that are incorporated internationally and listed on the Hong Kong Stock Exchange. **Relative return** is the return that an asset achieves over a period of time compared to a benchmark. **Absolute return** is the return that an asset achieves over a certain period of time. **Beta** is a measure of a Fund's sensitivity to market movements.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)

Performance Summary (Unaudited) – The Japan Fund (the “Fund”)

September 30, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/10

	6 Month*	1 Year	Since Inception (12/29/08)**
The Japan Fund — Class A (with load)	-8.59%	-4.73%	3.28%
(without load)	-3.04%	1.09%	6.80%
The Japan Fund — Class C (with load)	-4.58%	0.22%	6.14%
(without load)	-3.58%	0.22%	6.14%
The Japan Fund — Class I	-3.14%	1.16%	7.17%
TOPIX	-4.34%	-0.34%	5.72%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 2.39% for Class A, 3.14% for Class C, and 2.14% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. The January 28, 2012 date was Board approved (prospectus to be updated early 2012). Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
**	Class A, C and I launched on December 29, 2008. Class S has been in existence since 1962 and is presented in a separate table.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	1

Performance Summary (Unaudited) (concluded) – The Japan Fund

September 30, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratio (gross) is 2.00%. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expense to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses). The January 28, 2012 date was Board approved (prospectus to be updated early 2012). Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Average Annual Total Return as of 9/30/10*

	6 Month**	1 Year	3 Year	5 Year	10 Year
The Japan Fund, Inc. — Class S	-3.01%	1.29%	-10.02%	-3.49%	-2.27%
TOPIX	-4.34%	-0.34%	-9.36%	-2.97%	-1.93%

*	Prior to November 1, 2008, the Fund was advised by a different investment advisor and sub-advisors and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.
**	Not annualized.

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – The Japan Fund (the “Fund”)

For the year ended September 30, 2010, the S Share Class of the Fund returned 1.29%. Corresponding returns for the TOPIX with gross dividends reinvested (the “benchmark”) and for the MSCI Japan Index with gross dividends reinvested were -0.34% and 0.25% in U.S. dollar terms, respectively. Therefore, the Fund outperformed against its benchmark by 1.63% and also beat the MSCI Japan Index by 1.04% during the year.

Japan’s economic recovery since the spring of 2009 was sustained thanks to growth in exports to Asia and the effects of fiscal policies, such as subsidies for energy-efficient household appliances and low-emission cars. More recently, the pace of recovery has been slowing due to the withdrawal of such policy measures and weaker export growth. A rapid and significant increase in the value of the yen has also depressed the Japanese market and raised concerns about the likely impact on export-dependent manufacturing stocks, while domestic demand has remained weak. The yen surged to a 15-year high this summer, and appreciated by 6.91% against the U.S. dollar over the past 12 months. Consequently, the TOPIX declined -7.26% for the year in Japanese yen terms.

This Fund seeks long-term capital appreciation derived not only from value stocks but also from growth stocks, investing in a combination of large cap stocks and also small cap stocks. Considering this objective, Nomura Asset Management (NAM) utilizes a “multi-manager” approach in managing the Fund’s investments. Investments are allocated initially to three portfolio management teams who are responsible for large cap value, large cap growth, and small cap blend strategies respectively. Decisions regarding the allocation of assets to a particular style are made by a special committee. Through this style diversification, NAM aims to capture broader investment opportunities as well as ensuring that the Fund is well diversified.

In terms of style allocation, we gradually increased the weight of large cap growth stocks by approximately 5% from September 2009 through December 2009, while we reduced the large cap value positions. We have since maintained the existing strategy, keeping a 45% allocation to the portfolio in large-cap growth, 45% in large-cap value, and 10% in small-cap blend. At September 30, 2010, the equity portfolio consisted of 286 stocks. The five largest sector weightings are Electric Appliances, Chemicals, Transportation Equipment, Information and Communication, and Machinery. The Fund had overweight exposures relative to the benchmark in each of these sectors, with the exception of the Transportation Equipment sector.

The Fund’s out-performance of 1.63% against the benchmark for the year was attributed to style allocation as well as large positive contributions from the stock selection results across the three investment styles. The underweight position in the small cap portion relative to the benchmark had a positive impact on the style allocation. In terms of stock selection, Unicharm Corporation, Kuraray Co., Ltd., and Hitachi, Ltd. added value, while Nintendo Co., Ltd., Tokyo Electron Ltd., and Mitsui & Co., Ltd. detracted from the relative performance.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2010 (19.1% of Portfolio)
1.Honda Motor Co. Ltd.	2.5%
2.Nidec Corp.	2.1%
3.Canon, Inc.	2.1%
4.Nippon Telegraph and Telephone Corp.	2.0%
5.FANUC Ltd.	2.0%
6.NTT DoCoMo, Inc.	1.8%
7.Fujitsu Ltd.	1.7%
8.Mitsubishi Corp.	1.7%
9.Sumitomo Electric Industries Ltd.	1.7%
10. Softbank Corp.	1.5%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 30.

A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – The Japan Fund

Portfolio Summary

Asset Allocation
September 30, 2010
Equity Holdings	97.7%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2010
Industrials	24.6%
Information Technology	19.4%
Consumer Discretionary	18.9%
Materials	11.9%
Financials	8.8%
Telecommunication Services	5.3%
Consumer Staples	4.8%
Health Care	2.8%
Utilities	0.7%
Energy	0.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 30.

Market Outlook:

Although the Japanese economy continued to recover, the pace of this recovery has been slowing recently due to the withdrawal of fiscal stimulus measures and slower export growth. However, we expect the Japanese economy to sustain its moderate growth trend and forecast real gross domestic product (GDP) growth rates for Japan of 3.1% in 2010 and 1.3% in 2011.

Prime Minister Naoto-Kan’s government released planned supplementary budget proposals of nearly 5 trillion yen, about 1% of Japan’s GDP, to stimulate the economy. Accordingly, the Bank of Japan (BOJ) decided to implement a comprehensive monetary easing policy. It pledged to keep its benchmark interest rate at “virtually zero” until deflation has ended and also set up a 5 trillion yen fund to buy government bonds and other assets. With this decision, the BOJ was considered to have paved the way for the next step to pull the economy out of deflation.

Earnings of Japanese companies are expected to achieve a V-shaped recovery. According to the latest forecast in September, recurring profits of major companies (excluding financials), were forecast to increase by 57.5% year-on-year for this fiscal year ending March 31, 2011 and by 19.8% for next fiscal year. Companies had assumed a difficult business environment because of the sluggish domestic demand, weak growth in developed countries, and the yen’s appreciation. Restructuring efforts of Japanese companies to improve their profitability should contribute to an earnings rebound with an increase in sales, even though it is hard to expect much from the macro economy.

We believe the Japanese equity market has become more attractive from a long-term investment perspective. Current equity valuations are close to a historically low range relative to corporate earnings and net asset value. At the end of September 2010, the price-to-earnings ratio of the Japanese stock market was about 15 based on this fiscal year’s earnings forecast. And the price-to-book value ratio was about 1.0, which implies that current equity market value was nearly the same as the corporate break up value. In other words, the growth potential of Japanese companies is not discounted fairly at these valuations. On one hand, there is the view that such valuations are the result of Japan’s “lost decade” whereby Japanese companies did not grow during the deflationary period. However, we do not believe this is the case. Japan’s nominal GDP for 2009 was nearly the same level as that of 1991, 18 years earlier. Meanwhile, the level of recurring profits for this fiscal year, for major companies excluding financials, is expected to reach a figure that is more than double the 1991 figure. This implies that Japanese companies were able to double profits even during nearly two decades of zero nominal GDP growth. The competitiveness of Japanese companies makes this possible and we believe Japanese companies still offer substantial growth potential.

In our judgment, there are still many attractive stocks available in this market. We will keep the Fund well diversified and select the most attractive candidates from among the value stocks, growth stocks and small-capitalization stocks using our extensive equity research capabilities.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class S shares. Performance does not reflect any redemption fees. If reflected, returns would have been lower. Class S shares are only available for purchase by current Class S shareholders.

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

September 30, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/10

	6 Month*	1 Year	Since Inception (12/29/08)
Asia Pacific ex Japan Fund — Class A (with load)	6.30%	13.96%	37.27%
(without load)	12.76%	20.88%	41.98%
Asia Pacific ex Japan Fund — Class C (with load)	11.33%	20.03%	40.93%
(without load)	12.33%	20.03%	40.93%
Asia Pacific ex Japan Fund — Class I	12.85%	21.17%	42.33%
MSCI AC Asia Pacific ex Japan Index	7.68%	16.58%	47.36%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 10.11% for Class A, 12.26% for Class C, and 9.85% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.50% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	5

Management’s Discussion of Fund Performance

(Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2010 (32.2% of Portfolio)
1.BHP Billiton Ltd.	3.9%
2.Astra International Tbk PT	3.9%
3.Rio Tinto Ltd.	3.2%
4.Hyundai Mobis	3.2%
5.Dongfeng Motor Group Co. Ltd. — H Shares	3.2%
6.Larsen & Toubro Ltd, GDR	3.1%
7.Infosys Technologies Ltd, ADR	3.1%
8.Hengan International Group Co. Ltd.	3.1%
9.ITC Ltd., American Style call warrants, expiring 05/03/12, 144A	2.8%
10. Tata Motors Ltd, ADR	2.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 36. A quarterly Fund Summary and Portfolio Holdings are available upon request.

For the one-year review period ended September 30, 2010, the Fund returned 20.88% against the MSCI Asia Pacific ex Japan Index with net dividends reinvested (the “benchmark”) return of 16.58%, resulting in an outperformance of 4.30% (430 basis points).

In terms of asset allocation, the overweight exposures to Thailand, the Philippines, Indonesia, and India worked positively as these markets rallied on the back of strong macroeconomic conditions. Stock selection generally produced positive results across most countries, and especially so in China and India.

In early September 2010, we restructured the Fund to be more concentrated. The key difference compared with the previous structure is that the concentrated portfolio invests only in countries/sectors with high attractiveness in long-term growth prospects. Such countries/sectors are identified and periodically reviewed in our internal Expanded Pacific Basin Investment Meeting. Fund investments are basically limited to those that are included in such countries/sectors. For example, in Australia, we generally only invest in resource companies because we believe that the long-term growth driver for Australia is the Resource sector. As for China, we expect the long-term growth driver will be in domestic private consumption, so we tend to only invest in consumption related names in China. In the case of both India and Indonesia, we anticipate both countries will likely experience long-term economic growth on the back of what we assume will be a steady increase in per capita gross domestic product (“GDP”). As a result, the Fund ended the period with a large overweight position in these countries and, going forward, the Fund’s risk is expected to be higher.

Pacific Basin Strategy:

Buoyant emerging economies and the possibility of further monetary easing in the United States helped to offset ongoing balance sheet adjustments and persistent high unemployment rates in the developed economies. We, therefore, enter the fourth quarter of 2010 with a reasonably optimistic view of the Asia Pacific equity markets and a somewhat improved outlook for the global economy.

We expect further weakness in the U.S. dollar, along with relatively high growth in Asia, which could also help to attract investment funds to the region. However, we are concerned about the high level of equity issuance recently announced across the region, but acknowledge that it is coming from a low base and may be absorbed by domestic investor demand. It seems unlikely to derail the overall trend, yet it is also true that large initial public offerings and secondary offerings are a key reason why we are underweight in markets like China, which lack local buying support.

We intend to keep a deep underweight exposure to Australia. The Reserve Bank of Australia has been aggressively tightening policy with further interest rate hikes a possibility. It has also allowed the currency to appreciate further, which is likely to crimp the manufacturing sectors. However, we plan to keep our exposures to resource companies, as our

6	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Asia Pacific ex Japan Fund

expectations of rising commodity prices underpinned by strong economic growth in emerging economies and further U.S. dollar weakness will likely benefit resources.

We aim to keep our underweight exposure to China. This bourse is still bearing the brunt of capital raising activity, while government policy is focused on reducing property prices and slowing the growth of bank lending.

Meanwhile, we anticipate keeping a significant overweight exposure in the developing economies where per capita GDP is still relatively low, such as India, Indonesia, and the Philippines based on our long-term view that these economies will eventually catch up with their developed peers.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
September 30, 2010
Equity Holdings	92.7%
Cash Equivalents	4.7%

Sector Diversification
September 30, 2010
Financials	25.0%
Materials	17.0%
Industrials	14.9%
Information Technology	13.8%
Consumer Discretionary	13.2%
Consumer Staples	5.2%
Utilities	2.8%
Health Care	0.8%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 36.

Nomura Partners Funds	The World from Asia	:	7

Performance Summary (Unaudited) – India Fund (the “Fund”)

September 30, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 9.27% for Class A, 9.93% for Class C, and 9.01% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.70% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. The January 28, 2012 date was Board approved (prospectus to be updated early 2012). Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/10

	6 Month*	1 Year	Since Inception (12/29/08)
India Fund — Class A (with load)	5.20%	18.46%	48.33%
(without load)	11.61%	25.69%	53.42%
India Fund — Class C (with load)	10.25%	24.78%	52.27%
(without load)	11.25%	24.78%	52.27%
India Fund — Class I	11.79%	26.02%	53.80%
MSCI India Index	12.86%	27.45%	67.39%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – India Fund (the “Fund”)

The Indian equity markets appreciated by 27.45% for the year ended September 30, 2010, as represented by the MSCI India Index with net dividends reinvested (the “benchmark”). The month of September 2010 itself accounted for the bulk of these gains when the benchmark appreciated by 16.28%. The period preceding September 2010 has seen the markets appreciate albeit with periodic corrections.

Over this entire period we have seen a gradual but steady recovery in global economic growth and a continuation of highly accommodative monetary and fiscal policies. These implied a generally constructive environment for the Asia Pacific equity markets and the Indian markets also benefited. Nevertheless, the Indian markets were not immune from global developments which induced market volatility. An example of this was the worries on sovereign debt problems in some European countries in the earlier part of 2010. However, consistent government support to beleaguered institutions and economies has seen the market recover and record new highs over this period.

Another key reason for the appreciation in Indian markets has been the swift and sharp recovery in economic growth expectations that has also led to upgrades to the corporate earnings outlook. From a crisis low of 5.8% year-over-year (“yoy”) for March 2009, the quarterly gross domestic product (GDP) growth improved to 8.8% for the second quarter of 2010. The accelerating growth was driven by increased government spending boosting consumption and industrial production. But for a terrible monsoon in 2009, the recovery would have been even faster as agricultural production was affected.

The outlook for inflation and interest rate hikes played a key role in short term market movements over this period. Inflation trends which had touched a low of -0.71% for June 2009 peaked at an 11% reading for April 2010 before coming off to 8.62% as of September 2010. Rising food prices were a key contributor to the rise, which threatened to spill over into other segments of the economy.

Corporate earnings also rebounded sharply over this period benefiting from the domestic growth momentum. Companies in sectors such as Consumers, Financials and Industrials witnessed upgrades as the outlook improved. In addition, the IT Services sector also benefited from resumption in outsourcing services demand from the developed economies.

Foreign investors have been sizable buyers into the Indian markets, investing approximately $24.5 billion over the 12 month period ended September 30, 2010, one of the highest levels on record. This helped bridge the current account deficit and also contributed to the currency appreciation of approximately 7% over this period. The government divestment program has been one of the successes of the new government. The largest Indian initial public offering, Coal India, raised $3.5 billion in October 2010 after being heavily subscribed. More capital raising is in the pipeline, but given investor sentiment and liquidity, there is a good demand for well priced stocks.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2010 (60.3% of Portfolio)
1.Infosys Technologies Ltd.	12.0%
2.Reliance Industries Ltd.	9.2%
3.Tata Consultancy Services Ltd.	7.1%
4.ICICI Bank Ltd.	5.2%
5.HDFC Bank Ltd.	5.2%
6.ITC Ltd.	5.0%
7.Bajaj Auto Ltd.	4.6%
8.Tata Motors Ltd.	4.5%
9.Zee Entertainment Enterprises Ltd.	3.8%
10. Unitech Ltd.	3.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 39. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – India Fund

Portfolio Summary

Asset Allocation
September 30, 2010
Equity Holdings	94.8%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2010
Financials	21.3%
Information Technology	20.9%
Industrials	16.8%
Consumer Discretionary	12.6%
Energy	9.2%
Consumer Staples	7.6%
Materials	4.3%
Utilities	2.1%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 39.

In this backdrop, the Fund delivered a performance of 25.69%, underperforming the benchmark by 1.76%.

The Fund had a positive return relative to the benchmark until August 2010, with the Fund benefiting from our overweight stance to the domestic demand oriented sectors such as Consumer Staples, Discretionary and Industrials. Besides, we also moved to an overweight stance to IT Services earlier in the year which added value. Returns were, however, hit in the sharp market appreciation over September 2010. A key reason for that was the very concentrated nature of flows and resultant price appreciation in the large caps across the market and most stocks in the Financials sector. The mid-cap holdings of the Fund lagged and hurt performance as did the underweight to Financials.

Market Outlook:

Our central case for the regional market outlook remains unchanged. The world’s reserve currency is still in the process of depreciating, while abundant global liquidity is increasingly looking for a more profitable home. The Asia Pacific region has superior growth characteristics and reasonably priced stocks; it should therefore continue to attract a substantial portion of this liquidity flow. Nevertheless, we also acknowledge that current U.S. economic policy presents a number of longer-term dangers, and the prospect of aggressive quantitative easing has introduced more risk and potential uncertainly into our forecasting. Tail risks are growing but we sense that the inflationary costs of this unconventional monetary stance will not have a major impact on the markets at least over the next 12 months.

For the Indian economy, our medium term outlook is quite positive. Economic data releases continue to remain strong, reflective of the Reserve Bank of India’s (“RBI”) 8.5% GDP growth expectations for this year. GDP growth has trended back to pre-crisis levels and we envisage a similar reading for next year as well. High inflation levels have been a concern — however, according to the first advance estimates of the summer (kharif) crop production released by the Ministry of Agriculture, the food grain output is likely to grow 10.4% yoy this year. This should help in bringing food and headline inflation further down over the next few months, from 8.6% in September, closer to the RBI target of 5.5% by March 2011.

With the rebound in corporate earnings we estimate the market’s (Sensex Index) earnings per share growth to be in the region of 25% for this year and 20% for the next. We also estimate a fair potential for upgrades given the improved outlook. We are positive on market prospects and notwithstanding the potential for upgrades, would anticipate market returns in line with corporate earnings growth over the medium term.

Uncertainties associated with global events such as growth trends and the expected further quantitative easing in developed economies remain one of the biggest risks to Indian markets.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

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Performance Summary (Unaudited) – Greater China Fund (the “Fund”)

September 30, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/10

	6 Month*	1 Year	Since Inception (12/29/08)
Greater China Fund — Class A (with load)	4.09%	7.78%	27.92%
(without load)	10.46%	14.33%	32.31%
Greater China Fund — Class C (with load)	9.00%	13.46%	31.31%
(without load)	10.00%	13.46%	31.31%
Greater China Fund — Class I	10.56%	14.62%	32.65%
MSCI Golden Dragon Index	8.10%	14.80%	41.05%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 9.74% for Class A, 11.72% for Class C, and 9.50% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.70% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. The January 28, 2012 date was Board approved (prospectus to be updated early 2012). Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	11

Management’s Discussion of Fund Performance

(Unaudited) – Greater China Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2010 (36.1% of Portfolio)
1.Bank of Communications Co. Ltd. — H Shares	5.6%
2.HTC Corp.	5.3%
3.China Mobile Ltd.	4.6%
4.CNOOC Ltd.	3.6%
5.Taiwan Semiconductor Manufacturing Co. Ltd.	3.3%
6.Cheung Kong Holdings Ltd.	3.3%
7.China Construction Bank Corp. — H Shares	3.1%
8.MediaTek, Inc.	2.6%
9.Dongfeng Motor Group Co. Ltd. — H Shares	2.5%
10. BOC Hong Kong Holdings Ltd.	2.2%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 41. A quarterly Fund Summary and Portfolio Holdings are available upon request.

For the year ended September 30, 2010, the Fund gained 14.33% while the return of the MSCI Golden Dragon Index with net dividends reinvested (the “benchmark”) was up 14.80%. The Fund underperformed the benchmark by 0.47%.

Markets in the Greater China region rose during the year ended September 30, 2010. The continued rise of markets in China, Hong Kong and Taiwan during October to December 2009 was followed by a recovery of the global markets. The markets declined in January 2010 amid concerns about potential tightening measures being introduced earlier than expected. During February and March 2010, the markets in Greater China region rose, reflecting renewed confidence in the global economic outlook. In April and May 2010, the markets weakened on the deepening euro-debt crisis and the impact of tighter monetary policies in China. Since June 2010, global equity markets recovered as economic numbers generally beat expectations. The China and Hong Kong markets were supported by encouraging corporate results and macroeconomic data. In Taiwan, the inward investment has been on the rise and the smooth progress of the economic cooperation framework agreement with China should also be positive for the Taiwan economy. The MSCI Hong Kong Index increased by 22.10%, the MSCI China Index increased by 14.24% and the MSCI Taiwan Index increased by 10.25% during the period (in local currency terms with net dividends reinvested).

We maintained our equity ratio at around 99.1% of the Fund’s net assets at the end of September, with the equity portfolio consisting of 74 stocks. In terms of regional allocation, the Fund increased its number of positions in the Hong Kong and Taiwan markets at the expense of its positions in the China market during the year. The slight underperformance was mainly a result of overweight positions in Hong Kong Industrials and Taiwan Materials sectors. Stock selections generally added value, with positive contributions coming from stocks in the Consumer Discretionary and Information Technology sectors. There have been some shifts to Fund strategy over the year. We increased our exposure in Consumer Discretionary, Industrials, Information Technology, Utilities and Telecommunications. This was funded by reducing the Fund’s exposure to the Consumer Staples, Financial, Energy and Materials sectors.

Market Outlook:

In Hong Kong, consumer spending continued to revive on the back of positive wealth effects from rebounding asset prices. Retail sales have been growing at double digit rates on a year-over-year yoy basis for almost every month. The highest growth rate was recorded in February, which was up 35.8% yoy (value) and 31.5% (volume) due to a low base and the seasonality effect. Labor markets continued to strengthen and the unemployment rate continued to drop from 5.3% in October 2009 to 4.2% in August 2010 and stabilized thereafter. Trade flows remained strong all months except October 2009, which recorded a positive yoy gain in exports upon recovery of the developed countries and surging demand from emerging countries. Imports also strengthened on the back of strong

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Greater China Fund

internal demand, with March 2010 growing at an impressive rate of close to 40% yoy. Because of the buoyant economy, we will keep our slightly overweight exposure to the Hong Kong market.

China’s Manufacturing Purchasing Managers Index (PMI) continued to be in an expansionary mode throughout the year, as the reading was all beyond 50. It should help to ease policy makers’ concerns about decelerating economic growth, but also reinforces their determination to tighten policies targeted specifically at certain sectors, with the Property sector being their prime target. Unexpectedly, China raised reserve requirements by 0.50% (50 basis points) for six large commercial banks. Given the continued policy overhang, we continue to take a slight underweight position in the China market.

In Taiwan, the unemployment rate continued to ease, from 6.01% in October 2009 to 5.08% in September 2010. Taiwan’s exports increased 17.5% yoy while imports increased 25% yoy in September 2010. During the 4th quarter of 2009, 1st quarter of 2010, and 2nd quarter of 2010, the gross domestic product growth rates were all strong at 9.06%, 13.71% and 12.53% yoy, respectively. There is an improving relationship with China for more investment opportunities across the straits with continuous inflow of liquidity. However, as we expect the technology cycle to peak in the short run, this leads us to a neutral position for the Taiwan market.

Looking forward, in line with our Pacific Basin ex-Japan strategy, we intend to maintain our overweight position in Hong Kong as domestic growth remains healthy due to an improved employment environment.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
September 30, 2010
Equity Holdings	99.1%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2010
Financials	29.8%
Information Technology	20.5%
Industrials	11.9%
Consumer Discretionary	9.0%
Materials	8.1%
Energy	8.0%
Telecommunication Services	6.1%
Utilities	4.0%
Consumer Staples	1.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 41.

Nomura Partners Funds	The World from Asia	:	13

Performance Summary (Unaudited) – Global Equity Income Fund (the “Fund”)

September 30, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 11.49% for Class A, 12.16% for Class C, and 11.26% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.25% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/10

	6 Month*	1 Year	Since Inception (12/29/08)
Global Equity Income Fund — Class A (with load)	-4.28%	2.28%	12.38%
(without load)	1.55%	8.50%	16.23%
Global Equity Income Fund — Class C (with load)	0.14%	7.61%	15.34%
(without load)	1.14%	7.61%	15.34%
Global Equity Income Fund — Class I	1.69%	8.70%	16.53%
MSCI World Index	-0.64%	6.76%	19.82%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

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Management’s Discussion of Fund Performance

(Unaudited) – Global Equity Income Fund (the “Fund”)

For the year ended September 30, 2010, the Fund gained 8.50% while the return of the MSCI World Index with net dividends reinvested (the “benchmark”) and that of the MSCI World Value Index with net dividends reinvested were 6.76% and 3.41%, respectively. The total return caps a volatile year in which global markets continued their recovery from the lows of the spring of 2009 but did so with some stomach churning ups and downs along the way.

At the beginning of the annual review period the global economy appeared to be bottoming and economists were marking up their economic growth projections for 2010, thanks to the efforts of policy makers to prevent a deflationary spiral. However, we forecasted that the global economy would rise at a slower pace than the market consensus amid prolonged balance-sheet adjustment at the household level, as well as by financial institutions and companies in the U.S. and other major economies. We also thought that emerging economies such as China, India, Brazil, and Indonesia would continue to register impressive growth despite the severity of the current economic crisis.

By the second quarter of 2010, we witnessed a sudden reversal in investors’ sentiment and a broken trend in risk asset performance on the back of growing concerns about unsustainable fiscal positions in developed countries, and the potential knock-on effect for the banking system and economic outlook. North America as a region declined 11.7%, and Europe also declined with losses of 15.2%. The Pacific Basin excluding Japan region (PBxJ) declined 14.3% for the second quarter, but Japan did slightly better than the rest of the developed world with a return of -10.1% for the quarter. Emerging markets as a whole lost 8.4%. (These performance figures are based on MSCI Total Return Net in U.S. dollars.)

During the third quarter of 2010 the Fund was up 14.03% while the return of the benchmark and that of the MSCI World Value Index with net dividends reinvested were 13.78% and 12.73%, respectively. Brisk market activities in the months of July and September 2010 were behind some impressive quarterly returns despite a small setback in August. There were some important reasons for the equity market surge in September. First, the rate of U.S. macroeconomic deterioration slowed, if not halted, in late summer. The most distinct evidence was witnessed via weekly initial jobless claims that stopped climbing. Second, Federal Reserve Chairman Bernanke’s plan to embark on another round of quantitative easing (QE2) suddenly instigated a reversal in investors’ sentiment and a renewed appetite for risk assets.

On the back of this environment we maintained an overweight in Asia, both in regard to Asia ex Japan and Japan with underweight positions in North America in the first part of the year. Over the course of the year we increased our allocation to Asia ex Japan and Europe while cutting the Fund’s exposure to Japan and the North American region. This allocation is a consequence of individual stock selection where, despite and perhaps surprisingly due to lingering macro-economic concerns, we continue to believe some of the large European multinationals with material business exposures to emerging economies such as China, Brazil and India present

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2010 (21.1% of Portfolio)
1.Royal Dutch Shell PLC — B Shares	2.9%
2.BP PLC	2.7%
3.Coca-Cola Co.	2.2%
4.Altria Group, Inc.	2.0%
5.Sanofi-Aventis S.A.	2.0%
6.GlaxoSmithKline PLC	1.9%
7.Procter & Gamble Co.	1.9%
8.HSBC Holdings PLC	1.9%
9.Merck & Co., Inc.	1.8%
10. BHP Billiton Ltd.	1.8%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 44. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	15

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Equity Income Fund

Portfolio Summary

Asset Allocation
September 30, 2010
Equity Holdings	97.3%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2010
Financials	16.6%
Consumer Staples	14.9%
Health Care	12.4%
Energy	10.6%
Telecommunication Services	8.5%
Industrials	8.0%
Information Technology	7.1%
Utilities	6.8%
Consumer Discretionary	6.3%
Materials	6.1%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 44.

good intermediate earnings growth prospects. Meanwhile, their share prices appear more reasonable in valuation terms compared to their respective peers in emerging markets.

Emerging markets as a whole jumped 20.22% during the year ended September 30, 2010 to significantly outperform developed markets in which the North American region was up 9.92%, Europe was up 2.63% and Japan was up only 0.11%.

As previously mentioned global equity markets witnessed a sharp upswing during the last quarter of the review period, a period during which we maintained the equity ratio at around 97% of the Fund’s NAV. At the end of September, our equity portfolio consisted of 127 common stocks, American Depository Receipts and Real Estate Investment Trusts. To take advantage of the recent market rebound, the Fund shifted its allocation to Europe and Asia to increase its overweight position at the expense of North America and Japan, which resulted in positive contribution to the Fund’s performance during the third quarter of 2010.

The Fund is designed for investors seeking current income and long-term capital appreciation through a globally diversified stock portfolio that pursues above-average dividend-paying stocks. The Fund’s investment objectives state 1) to provide unit holders with current income, and 2) secondarily to strive for capital growth. Considering those investment objectives, the Fund maintained its overweight position in sectors such as Consumer Staples, Telecommunications, Healthcare and Utilities. In those sectors, we tend to find more attractively valued stocks with good dividend growth prospects. Our sector allocation strategy contributed slightly positively to the Fund’s return due to the Fund’s overweight to Telecommunications and Utilities as well as its underweight to Financials.

Market Outlook:

Despite fragility, the advanced economies are most likely to muddle through at a low growth rate for the foreseeable future. In the meantime, the Fed Chairman Bernanke’s determination to flood the market with liquidity should underpin the economy and the market. While QE2, or the expectation of it, has proved positive for risk assets, especially commodities and emerging market equities, a greater amount of U.S. dollars in circulation poses the risk of generating bubbles in these assets. If more investors buy overseas assets as the Fed pursues quantitative easing, the U.S. dollar may significantly decline, pushing up commodity prices as the weak dollar increases the attractiveness of hard assets. Moreover, potential international capital flow into commodity markets may push up commodity prices. In addition, when emerging market economies grow strongly as money flow out of the U.S. and other advanced economies into emerging market assets, demand for energy and raw materials in emerging economies may surge, again, boosting commodity prices. In the much longer term, Chairman Bernanke’ fight against deflation could result in the return of inflation.

If the U.S. adopts moderate quantitative easing, as indicated by the main moderate growth scenario, downside risks to the U.S. dollar should be

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Equity Income Fund

limited since Japan and Europe would likely follow the U.S. to ease monetary policy to stem the rise of their currencies.

We maintain our belief that we may achieve our investment objectives by identifying high quality names based in “old and mature” countries with a significant and growing presence in those emerging markets. These companies should be able to sustain/resume their dividend growth once the current tough business conditions return to normal, and they tend to be more reasonably valued than peers listed in the emerging markets.

Our overall portfolio strategy for the remainder of 2010 going into 2011 is largely unchanged. The Fund’s basic investment philosophy is to seek to invest in attractively valued stocks from a dividend yield perspective that have historically solid dividend payment track records and the prospect of dividend growth into the foreseeable future. Accordingly, we may consider trimming our exposure to stocks that have relatively weak prospects for dividend growth. The Fund fully deploys the bottom-up research capability of Nomura Asset Management’s global research team to find undervalued quality stocks that should reflect their true values in the long run.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	17

Performance Summary (Unaudited) – Global Emerging Markets Fund (the “Fund”)

September 30, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 11.07% for Class A, 12.30% for Class C, and 9.26% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/10

	6 Month*	1 Year	Since Inception (12/29/08)
Global Emerging Markets Fund — Class A (with load)	4.32%	8.53%	35.05%
(without load)	10.69%	15.13%	39.68%
Global Emerging Markets Fund — Class C (with load)	9.27%	14.30%	38.65%
(without load)	10.27%	14.30%	38.65%
Global Emerging Markets Fund — Class I	10.79%	15.40%	40.02%
MSCI Emerging Markets Index	8.15%	20.22%	49.85%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

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Management’s Discussion of Fund Performance

(Unaudited) – Global Emerging Markets Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2010 (28.7% of Portfolio)
1.Samsung Electronics Co. Ltd., GDR, 144A	3.7%
2.CNOOC Ltd.	3.2%
3.Vale S.A. — A Shares	3.2%
4.PDG Realty S.A. Empreendimentos e Participacoes	3.0%
5.Industrial Bank of Korea	2.7%
6.Itau Unibanco Holding S.A., ADR	2.6%
7.Banco do Brasil S.A.	2.6%
8.Aspen Pharmacare Holdings Ltd.	2.6%
9.Petroleo Brasileiro S.A.	2.6%
10.Turkiye Garanti Bankasi AS	2.5%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund's investment portfolio, see page 49. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

Emerging markets were strong over the 12 months under review, substantially outperforming their developed counterparts. The MSCI Emerging Markets Index with net dividends reinvested (the “benchmark”) returned 20.22%, compared with just 6.76% from the MSCI World Index with net dividends reinvested in U.S. dollar terms. With a return of 15.13%, the Fund underperformed its benchmark. This underperformance occurred in the final quarter of 2009; the Fund has been inline with the benchmark in 2010.

The main cause of the Fund’s underperformance over the year was poor stock selection in China and Russia. In China, NetEase.com, Inc. and China Taiping Insurance Holdings Co. Ltd. were the largest detractors; the former declined on slowing momentum in its World of Warcraft franchise, while the latter’s strong earnings growth fell short of elevated market expectations. In Russia, VimpelCom Ltd. underperformed on rumours of the acquisition of Naguib Sawiri’s telecom assets. Steel and mining company Mechel was also a significant detractor. We sold Mechel during the period because of deteriorating fundamentals in the steel and coking-coal markets.

Elsewhere, South African construction company Murray & Roberts was a significant drag on performance; following a very strong run, the stock came under pressure on concerns surrounding delays in the South African electricity expansion program as well as its Middle Eastern exposure.

Generally, stock selection was good in Turkey, Malaysia and, especially, Brazil. At a sector level, the main positives came from Consumer Discretionary and Financials. In Consumer Discretionary, the standouts included two Brazilian holdings: Cia Hering, a manufacturer and retailer of branded clothing, and PDG Realty S.A. Empreendimentos e Participacoes, a house builder. Both benefited from positive operational momentum and general strength in the Brazilian consumer. Another prominent performer in this sector was the Macau casino operator SJM Holdings Ltd., which benefited from higher numbers of affluent Chinese consumers.

In the Financial sector, we enjoyed good performance from a broad range of banks, including both of our Turkish holdings, Turkiye Is Bankasi and Turkiye Garanti Bankasi AS. Other notable contributors were Banco do Brasil, following its capital issuance, and Axis Bank Ltd., one of the leading private banks in India. In the Healthcare sector, Aspen Pharmacare Holdings Ltd. performed strongly, after delivering impressive profits growth in its South African business.

Outlook and Strategy

Emerging-market economies are in a very healthy state. They appear to be well managed and given their increasing stability, investors’ perceptions have improved significantly. The contrast to developed economies is marked and could result in exceptional growth rates. After many years of sound policy implementation, inflation is well controlled in most emerging regions. Even in those countries experiencing a pick-up in inflation the central banks remain vigilant against the risk that inflation poses to the structural growth of their economies.

Nomura Partners Funds	The World from Asia	:	19

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Emerging Markets Fund

Portfolio Summary

Asset Allocation
September 30, 2010
Equity Holdings	99.0%
Cash Equivalents	0.0%

Sector Diversification (Excludes Cash Equivalents)
September 30, 2010
Financials	27.1%
Materials	13.5%
Consumer Discretionary	12.7%
Information Technology	11.6%
Energy	10.6%
Telecommunication Services	9.7%
Industrials	4.2%
Health Care	3.8%
Consumer Staples	3.6%
Utilities	2.2%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 49.

As global investors seek growth, emerging economies are seeing record inflows. This trend looks set to continue and has many potentially significant benefits for emerging markets: increased investment, lower funding costs, greater availability of funding and equity-market support. But it also creates one difficulty: appreciation pressure on emerging-market currencies. Intervention in the currency markets is already active and growing but is likely to become an increasingly ‘hot’ topic. Therefore, our focus remains on investing in companies with high-quality franchises and strong links to robust domestic consumption. We believe that the primary driver of growth for many emerging economies will shift from exports towards domestic demand. The medium- and long-term growth opportunities in emerging markets remain vast.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

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Performance Summary (Unaudited) – Global Alpha Equity Fund (the “Fund”)

September 30, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/10

	6 Month*	1 Year	Since Inception (12/29/08)
Global Alpha Equity Fund — Class A (with load)	-7.25%	-3.72%	12.49%
(without load)	-1.55%	2.16%	16.35%
Global Alpha Equity Fund — Class C (with load)	-2.89%	1.39%	15.48%
(without load)	-1.89%	1.39%	15.48%
Global Alpha Equity Fund — Class I	-1.40%	2.46%	16.65%
MSCI World Index	-0.64%	6.76%	19.82%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 10.05% for Class A, 11.97% for Class C, and 9.82% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expense to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. The January 28, 2012 date was Board approved (prospectus to be updated early 2012). Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	21

Management’s Discussion of Fund Performance

(Unaudited) – Global Alpha Equity Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2010 (31.7% of Portfolio)
1.Newmont Mining Corp.	3.5%
2.Google, Inc. — Class A	3.5%
3.Goldcorp, Inc.	3.3%
4.DnB NOR ASA	3.3%
5.Sun Hung Kai Properties Ltd.	3.1%
6.Hochtief AG	3.1%
7.Hewlett-Packard Co.	3.0%
8.Republic Services, Inc.	3.0%
9.Cisco Systems, Inc.	3.0%
10. Abbott Laboratories	2.9%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 52. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

The MSCI World Index with net dividends reinvested (the “benchmark”) rose by 6.76% for the year ended September 30, 2010. In a volatile period in markets, the rally in economically sensitive sectors continued, though confidence in the strength of the world economy fluctuated, particularly in the West. In this environment, the Fund delivered a return of 2.16%.

The market’s returns masked some rotation between themes, particularly in the first half of the year. Markets were driven higher at times, as investors backed companies with operational leverage and exposure to the continuing growth of emerging-market economies, industrials, materials and energy stocks. The positive mood was not consistent though. Attention at times shifted to the anaemic growth of developed economies, to the fiscal weakness of the ‘PIIGS’ (Portugal, Italy, Ireland, Greece and Spain) and to monetary tightening in emerging markets.

A sudden reversal of the cyclical trade in October 2009 led share prices across sectors sharply lower. As a result, the Fund underperformed in the fourth quarter 2009. Specifically, a number of the Fund’s positions in Financials negatively impacted performance, with Société Générale, Credit Suisse, Bank of America Corp. and National Bank of Greece particularly weak at this time. Along with Banco Santander S.A., which struggled in the first quarter of 2010, these names accounted for five of the Fund’s ten largest detractors over the whole review period.

On a more positive note, Apple, Inc. was one of the Fund’s top performers, as investors were caught up in the hype around its latest ‘category-killer’ product, the iPad, and as results surpassed expectations. Indeed, several of our best-performing holdings reported that their earnings were stronger than the market had expected (including ABB Ltd., Family Dollar Stores, Inc., Hartford Financial Services Group, Inc., AGCO Corp. and Carlsberg A/S). One notable exception to this, however, was the U.S. aluminum company Alcoa, Inc., which missed market expectations as rising costs put anticipated operating leverage under pressure; the stock went on to become the Fund’s biggest underperformer over the 12-month period.

The second half of the period under review was another difficult one for global markets. High levels of volatility and correlation between stocks made it more difficult still for fundamentals-driven investors. In this environment, the Fund underperformed. With risk appetite generally low over the period, the Fund’s overweight position to Technology and underweight position to more-defensive sectors hindered performance.

The Fund’s underweight position in Europe was a detractor from performance, principally because of the strength of the Euro. This was offset by the underperformance of Japan; the Fund finished the third quarter 2010 with no exposure here. The main positive contribution came from the Energy sector, notably Anadarko and Weatherford.

Outlook and strategy

The economic environment in the developed world is likely to remain lacklustre. While we still believe in an ongoing economic recovery

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Alpha Equity Fund

Portfolio Summary

Asset Allocation
September 30, 2010
Equity Holdings	98.1%
Cash Equivalents	2.2%

Sector Diversification
September 30, 2010
Financials	18.7%
Information Technology	17.2%
Industrials	15.9%
Energy	15.3%
Materials	14.4%
Health Care	8.4%
Consumer Discretionary	6.7%
Consumer Staples	1.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 52.

throughout 2011, we anticipate it will be characterized by low employment and low growth in capital expenditure. Fiscal consolidation will remain an important theme, with the focus shifting from Europe to the U.S. and maybe even Japan. Emerging-market growth will be an important driver for world economic activity. However, given the latent inflation issues in several key emerging markets, we can expect further measures to restrain their domestic economies. While a prolonged period of near-zero interest rates may help speed the necessary economic adjustment in the U.S. it is causing havoc in emerging markets — especially those whose currencies are linked to the U.S. dollar.

In the Fund, we are taking advantage of the resultant asset inflation with our holding in Sun Hung Kai Properties, which has exposure to the booming Hong Kong property market. The easy monetary environment, with both the U.S. and Japan approaching quantitative easing, supports our continued interest in gold stocks. Here, record industry cashflows and a dearth of new projects are starting to drive a merger and acquisition cycle.

Against a tough economic environment, we maintain our focus on identifying companies with potentially significant growth opportunities. These firms are still not trading at the premium you would expect their growth rates to attract. Like many others, we are alive to the attractions of emerging-market growth and have exposure both directly and indirectly through our holdings in Carlsberg A/S and our energy and commodity plays. In Energy, we continue to see a supply deficit. Our stock selection in the sector remains concentrated on those companies which have the potential to grow output (Anadarko Petroleum Corp., Apache Corp., Cairn Energy PLC) or on service companies, such as Weatherford International Ltd., which should benefit from strong demand.

Of course, this does not mean we will be neglecting opportunities in the developed world; we are also focused on identifying those companies in developed markets which exhibit the same growth characteristics. Frequently, we find that they are trading at lower valuations than their emerging-market counterparts. These may be companies in a growth niche, such as activated-carbon producer Calgon Carbon Corp., construction-services company Hochtief AG, and Spirit AeroSystems Holdings, Inc., or those firms generating their own momentum, such as Apple, Inc. and Google, Inc.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	23

Performance Summary (Unaudited) – International Growth Equity Fund (the “Fund”)

September 30, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 14.32% for Class A, 15.01% for Class C, and 14.09% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expenses to 1.45% (excluding Distribution and Service (12b-1) Fees, interest expense and other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/10

	6 Month*	1 Year	Since Inception (12/29/08)
International Growth Equity Fund — Class A (with load)	-5.35%	2.00%	10.07%
(without load)	0.40%	8.24%	13.84%
International Growth Equity Fund — Class C (with load)	-1.00%	7.63%	13.08%
(without load)	0.00%	7.63%	13.08%
International Growth Equity Fund — Class I	0.48%	8.64%	14.19%
MSCI EAFE Growth Index	2.08%	8.41%	19.80%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – International Growth Equity Fund (the “Fund”)

For the year ended September 30, 2010, growth outperformed value and emerging markets outperformed developed markets. Gold continued to touch new highs and the U.S. 10 year Treasury yield continued to fall, which interestingly is approaching the S&P 500 Index’s current dividend yield. On a relative basis, the Fund had strong performance in the fourth quarter of 2009, followed by slightly negative results in the first quarter of 2010, underperformance in the second quarter of 2010 and flat performance in the third quarter of 2010. On a factor standpoint, momentum turned slightly positive for the first time in nearly two years on a rolling 12 month basis and exposure to momentum was rewarded while growth remained flat.

During the year ended September 30, 2010, the Fund returned 8.24%, slightly lower than the MSCI EAFE Growth Index with net dividends reinvested (the “benchmark”) return of 8.41%. On a sector basis, Telecommunication Services and Consumer Staples contributed to positive relative performance while Industrials and Information Technology negatively impacted the Fund. On a country basis, positive total effect was produced in Sweden and France, as Singapore and the United Kingdom detracted from relative performance. Positions in Burberry Group PLC, Tele2 AB and Rio Tinto Ltd. positively impacted the Fund. Negative contribution to relative return came from NHK Spring Co. Ltd., Prudential PLC and THK Co. Ltd.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2010 (25.2% of Portfolio)
1.Nestle S.A.	4.2%
2.BHP Billiton PLC	3.5%
3.Rio Tinto Ltd.	3.1%
4.Standard Chartered PLC	2.3%
5.British American Tobacco PLC	2.3%
6.Novartis AG	2.2%
7.Tele2 AB — B Shares	2.0%
8.LVMH Moet Hennessy Louis Vuitton S.A.	1.9%
9.Honda Motor Co. Ltd.	1.9%
10. Anheuser-Busch InBev NV	1.8%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 54. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Nomura Partners Funds	The World from Asia	:	25

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – International Growth Equity Fund

Portfolio Summary

Asset Allocation
September 30, 2010
Equity Holdings	98.4%
Cash Equivalents	1.6%

Sector Diversification
September 30, 2010
Consumer Discretionary	16.6%
Consumer Staples	15.2%
Financials	13.6%
Materials	13.5%
Industrials	13.2%
Health Care	9.5%
Information Technology	8.2%
Telecommunication Services	3.6%
Energy	2.6%
Utilities	2.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 54.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – International Equity Fund (the “Fund”)

September 30, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/10

	6 Month*	1 Year	Since Inception (12/29/08)
International Equity Fund — Class A (with load)	-4.04%	-2.45%	14.23%
(without load)	1.78%	3.50%	18.15%
International Equity Fund — Class C (with load)	0.71%	3.10%	17.53%
(without load)	1.71%	3.10%	17.53%
International Equity Fund — Class I	2.18%	4.13%	18.66%
MSCI EAFE Index (Europe, Australasia, Far East)	0.20%	3.27%	19.19%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 10.27% for Class A, 12.27% for Class C, and 10.04% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2012 to limit (net) operating expense to 1.40% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	27

Management’s Discussion of Fund Performance

(Unaudited) – International Equity Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2010 (51.0% of Portfolio)
1.The Japan Fund — Institutional Shares	17.7%
2.Asia Pacific ex Japan Fund — Institutional Shares	17.4%
3.Nestle S.A.	2.8%
4.Roche Holding AG	2.4%
5.Novartis AG	2.2%
6.Siemens AG	1.9%
7.Royal Dutch Shell PLC — A Shares	1.7%
8.ArcelorMittal	1.7%
9.ENI SpA	1.6%
10. Anglo American PLC	1.6%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 58. A quarterly Fund Summary and Portfolio Holdings are available upon request.

International equity markets had another volatile year, finally achieving small gains over the 12 months ended September 30, 2010. The Fund was up by 3.50% compared with 3.27% in the MSCI EAFE Index with net dividends reinvested (the “benchmark”). From time to time markets were encouraged by signs of improving economic activity and generally strong corporate results but setbacks were caused first by the sovereign debt crisis in Europe and later by fears of a double dip recession. By the end of the period, however, investors around the world were reassured by the anticipation of plans from the U.S. Federal Reserve for further significant quantitative easing measures.

Over the period, the Asia Pacific ex-Japan market was the strongest of the developed market regions (+13.53% in U.S. dollar terms), while returns from Europe (+2.4%) and Japan (+0.1%) were not so different from the overall benchmark. Emerging markets steadily outperformed developed markets, as investors sought higher growth opportunities and the markets benefited from strong liquidity inflows.

Sector performance revealed a mixed pattern. Consumer Staples, Consumer Discretionary, Materials and Industrials did well (all with returns of over 10% according to the benchmark sectors), while Financials and Utilities were the laggards (both with returns of under -7%).

Our regional allocation decisions had a positive effect during the year, with benefits coming from the overweighting of emerging markets and Asia Pacific ex-Japan markets, and the underweighting of Japan. Stock selection was also positive, especially in Europe and the Asia Pacific ex-Japan market.

Our positions in the main regions changed relatively little. We remained overweight in the Asia Pacific ex-Japan market and underweight in Europe and Japan. Most of the time, we were overweight in emerging markets.

The only important strategic change was in terms of our positioning within the Asia Pacific ex-Japan market. We moved slightly overweight in Australia at the end of May by adding some direct holdings after the market had suffered a short, sharp period of underperformance. Investors were worried about the resources super tax which had been announced, fears were growing about Chinese economic growth (and its impact on leading Australian companies) and the Australian dollar had collapsed.

Over the following months fears about the super tax receded, views on Chinese growth improved, and the market recovered all of the previous underperformance; helped especially by a strong rise in the Australian dollar. Reassessing the situation towards the end of September we thought that recent political developments (effectively a hung parliament) were unlikely to be market-friendly and that the economy had structural problems (e.g. expensive housing market) which would not disappear anytime soon. Accordingly we sold the direct holdings in Australia and reinvested the proceeds in the NPF Asia Pacific ex Japan Fund.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – International Equity Fund

Market Outlook:

To help form a view on the investment outlook we construct various scenarios and assign probabilities to them. The main scenario has changed very little over the last year. Modest growth (55%) continued to be our base case, assuming that growth is anaemic, unemployment rates remain high and inflation is modest. Growth re-acceleration (25%) saw a pick up in capital spending, hiring and private consumption on the back of low interest rates and strong corporate earnings. The risk scenarios appeared stagnant (10%), where the prospect of deflation rises, and the U.S. dollar declines (10%) spurred by capital flight as the U.S. economy weakens.

The U.S. dollar and the Euro are expected to continue to be relatively weak compared with the Yen, with little to choose between the U.S. dollar and the Euro. A favorable liquidity environment should continue to be supportive for emerging markets relative to developed markets, and for the Asia Pacific ex-Japan market relative to the U.S. and Europe. The problem is that a majority of investors are already positioned in this way.

Accordingly, we feel that the received wisdom is likely to be challenged at some point in the next few months. It is always hard to know exactly what may be the catalyst for a reassessment of risk but we imagine that key factors could be currency movements (a temporary recovery in the U.S. dollar) or sovereign risk worries (recently very evident in Ireland and Portugal, but so far contained).

Bearing this in mind, we have very recently reduced our commitment to emerging markets and Asia Pacific ex-Japan markets, and moved overweight in Japan. This is a view very much in opposition to the consensus. The fundamentals for Japan are not exciting but investor sentiment indices suggest that the moment of extreme pessimism has perhaps passed and the Bank of Japan monetary easing package is designed to reduce risk premiums, thereby potentially assisting equities. The degree of overweight in Japan is small for now, and we continue to be above the benchmark in emerging markets (especially emerging Asia).

Europe has enjoyed a better period recently, with fears about the Banking sector receding and the Euro recovering. Longer term, however, we fear that growth will be pedestrian as high fiscal deficits take their toll and sovereign risk continues to hover in the background.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
September 30, 2010
Equity Holdings	99.1%
Cash Equivalents	0.0%

Sector Diversification
September 30, 2010
Mutual Funds	35.1%
Financials	15.3%
Consumer Discretionary	8.1%
Consumer Staples	6.8%
Health Care	6.7%
Materials	6.6%
Energy	6.0%
Industrials	6.0%
Information Technology	3.7%
Telecommunication Services	2.7%
Utilities	2.1%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 58.

Nomura Partners Funds	The World from Asia	:	29

Schedule of Investments – The Japan Fund

as of September 30, 2010

Common Stocks 97.7%^

	Shares	Value ($)
Consumer Discretionary 18.9%
Auto Components 4.6%
Aisin Seiki Co. Ltd.	31,900	995,168
Bridgestone Corp.	73,400	1,340,285
Denso Corp.	70,400	2,086,203
EXEDY Corp.	8,400	252,876
HI-LEX Corp.	12,300	159,876
Koito Manufacturing Co. Ltd.	76,000	1,165,530
Musashi Seimitsu Industry Co. Ltd.	7,600	178,085
Nifco, Inc.	8,900	214,168
Press Kogyo Co. Ltd.*	41,000	144,797
Stanley Electric Co. Ltd.	16,900	269,985
Sumitomo Rubber Industries Ltd.	111,600	1,093,631
Takata Corp.	8,100	204,337
		8,104,941

Automobiles 5.8%
Daihatsu Motor Co. Ltd.	29,000	388,724
Honda Motor Co. Ltd.	125,300	4,457,172
Isuzu Motors Ltd.	235,000	909,361
Nissan Motor Co. Ltd.	281,900	2,469,082
Suzuki Motor Corp.	38,500	809,840
Toyota Motor Corp.	32,300	1,157,713
		10,191,892

Diversified Consumer Services 0.1%
Best Bridal, Inc.	201	196,239

Hotels, Restaurants & Leisure 1.1%
Amiyaki Tei Co. Ltd.	31	88,632
Oriental Land Co. Ltd.	16,300	1,520,077
Saint Marc Holdings Co. Ltd.	8,100	303,479
Saizeriya Co. Ltd.	3,800	73,198
		1,985,386

Household Durables 1.9%
Haseko Corp.*	162,000	130,352
LEC, Inc.	11,700	170,024
Mitsui Home Co. Ltd.	16,000	72,451
Panasonic Corp.	67,600	917,017
Rinnai Corp.	15,000	882,539
Sharp Corp.	13,000	129,415
Sony Corp.	30,500	943,393
		3,245,191

Internet and Catalog Retail 1.1%
ASKUL Corp.	18,900	381,950
Rakuten, Inc.	2,050	1,500,416
		1,882,366

	Shares	Value ($)
Leisure Equipment and Products 0.2%
Namco Bandai Holdings, Inc.	41,400	383,858

Media 0.2%
Fuji Media Holdings, Inc.	132	168,089
SKY Perfect JSAT Holdings, Inc.	379	125,217
		293,306

Multiline Retail 1.3%
Don Quijote Co. Ltd.	15,100	374,980
Isetan Mitsukoshi Holdings Ltd.	100,000	1,040,733
Marui Group Co. Ltd.	20,000	150,111
Matsuya Co. Ltd.*	19,800	120,006
Parco Co. Ltd.	22,800	184,277
Ryohin Keikaku Co. Ltd.	13,300	446,548
		2,316,655

Specialty Retail 2.3%
Arc Land Sakamoto Co. Ltd.	17,100	200,748
Asahi Co. Ltd.	5,300	79,746
Bookoff Corp.	44,600	390,571
DCM Holdings Co. Ltd.	21,900	104,280
Fast Retailing Co. Ltd.	5,400	760,751
Komeri Co. Ltd.	13,300	297,038
Nitori Co. Ltd.	7,900	660,553
Point, Inc.	4,730	215,098
Shimachu Co. Ltd.	3,100	59,690
Shimamura Co. Ltd.	5,300	492,517
Xebio Co. Ltd.	38,000	740,080
		4,001,072

Textiles, Apparel and Luxury Goods 0.3%
ASICS Corp.	16,000	163,469
Nisshinbo Holdings, Inc.	15,000	150,769
Sanyo Shokai Ltd.	37,000	154,689
		468,927
Total Consumer Discretionary		33,069,833

Consumer Staples 4.8%
Beverages 0.2%
Kirin Holdings Co. Ltd.	27,000	383,280

Food and Staples Retailing 2.0%
Arcs Co. Ltd.	15,900	215,696
CREATE SD HOLDINGS Co. Ltd.	8,000	174,513
GROWELL Holdings Co. Ltd.	7,500	172,320
Maxvalu Tokai Co. Ltd.	13,300	164,511
Okuwa Co. Ltd.	20,000	180,884

The accompanying notes are an integral part of the financial statements.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
S Foods, Inc.	15,000	123,422
Seven & I Holdings Co. Ltd.	90,900	2,133,571
Sundrug Co. Ltd.	6,700	180,828
Yaoko Co. Ltd.	5,200	148,945
		3,494,690

Food Products 1.3%
Ajinomoto Co., Inc.	183,000	1,792,622
Marudai Food Co. Ltd.	39,000	121,468
Mitsui Sugar Co. Ltd.	22,000	88,089
Nisshin Oillio Group Ltd.	46,000	209,774
Warabeya Nichiyo Co. Ltd.	11,500	129,361
		2,341,314

Household Products 1.1%
Unicharm Corp.	46,500	1,873,725

Personal Products 0.2%
Dr Ci:Labo Co. Ltd.	76	261,085
Total Consumer Staples		8,354,094

Energy 0.5%
Energy Equipment and Services 0.2%
Modec, Inc.	19,300	301,989

Oil, Gas and Consumable Fuels 0.3%
INPEX Corp.	22	103,575
Itochu Enex Co. Ltd.	23,400	111,293
Japan Petroleum Exploration Co.	3,200	120,777
JX Holdings, Inc.	33,100	192,326
		527,971
Total Energy		829,960

Financials 8.8%
Capital Markets 0.1%
Monex Group, Inc.	344	116,041
Tokai Tokyo Financial Holdings	21,000	69,188
		185,229

Commercial Banks 3.5%
Bank of Kyoto Ltd.	68,000	552,281
Bank of Yokohama Ltd.	153,000	716,114
Chiba Bank Ltd.	124,000	724,656
Joyo Bank Ltd.	33,000	143,896
Keiyo Bank Ltd.	55,000	273,090
Mitsubishi UFJ Financial Group, Inc.	371,500	1,733,945

	Shares	Value ($)
Musashino Bank Ltd.	7,200	221,924
Shizuoka Bank Ltd.	17,000	146,423
Sumitomo Mitsui Financial Group, Inc.	47,400	1,383,146
Sumitomo Trust & Banking Co. Ltd.	28,000	140,493
		6,035,968

Consumer Finance 1.7%
Aeon Credit Service Co. Ltd.	64,000	690,359
Credit Saison Co. Ltd.	12,000	160,892
Jaccs Co. Ltd.	37,000	65,711
ORIX Corp.	27,590	2,113,121
		3,030,083

Diversified Financial Services 0.3%
Fuyo General Lease Co. Ltd.	4,600	115,059
Japan Securities Finance Co. Ltd.	29,300	168,180
Osaka Securities Exchange Co. Ltd.	45	220,762
		504,001

Insurance 1.9%
MS&AD Insurance Group Holdings, Inc.	43,600	1,003,530
NKSJ Holdings, Inc.*	23,000	144,699
Sony Financial Holdings, Inc.	223	726,160
Tokio Marine Holdings, Inc.	52,200	1,411,013
		3,285,402

Real Estate Management and Development 1.3%
Daibiru Corp.	14,700	109,035
Sumitomo Realty & Development Co. Ltd.	100,000	2,071,562
Tokyo Tatemono Co. Ltd.	42,000	161,403
		2,342,000
Total Financials		15,382,683

Health Care 2.8%
Health Care Equipment and Supplies 0.9%
Asahi Intecc Co. Ltd.	12,400	203,505
Nihon Kohden Corp.	12,700	261,845
Terumo Corp.	20,200	1,074,617
		1,539,967

Health Care Providers and Services 0.3%
As One Corp.	10,900	210,610
Ship Healthcare Holdings, Inc.	32,000	279,468
		490,078

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments – The Japan Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Health Care Technology 0.1%
So-net M3, Inc.	28	123,937

Pharmaceuticals 1.5%
Daiichi Sankyo Co. Ltd.	7,200	146,632
Eisai Co. Ltd.	9,800	343,078
Kaken Pharmaceutical Co. Ltd.	26,000	271,059
Kyowa Hakko Kirin Co. Ltd.	55,000	545,816
Mitsubishi Tanabe Pharma Corp.	26,000	423,593
Taisho Pharmaceutical Co. Ltd.	10,000	202,336
Takeda Pharmaceutical Co. Ltd.	4,000	184,303
Torii Pharmaceutical Co. Ltd.	11,400	212,840
Tsumura & Co.	13,100	407,392
		2,737,049
Total Health Care		4,891,031

Industrials 24.6%
Air Freight and Logistics 0.9%
Kintetsu World Express, Inc.	10,300	243,213
Yamato Holdings Co. Ltd.	106,100	1,286,238
		1,529,451

Building Products 2.3%
Asahi Glass Co. Ltd.	15,000	153,344
Bunka Shutter Co. Ltd.	73,000	189,763
Daikin Industries Ltd.	54,100	2,040,580
JS Group Corp.	18,300	359,412
Nippon Sheet Glass Co. Ltd.	94,000	205,409
Noritz Corp.	6,700	126,195
Sanwa Holdings Corp.	112,000	331,837
Takasago Thermal Engineering Co. Ltd.	25,100	196,897
TOTO Ltd.	55,000	377,715
		3,981,152

Commercial Services and Supplies 1.0%
Aeon Delight Co. Ltd.	17,100	320,375
Daiseki Co. Ltd.	11,000	207,474
Moshi Moshi Hotline, Inc.	21,300	512,611
Park24 Co. Ltd.	7,900	84,131
Secom Co. Ltd.	8,000	361,298
Sohgo Security Services Co. Ltd.	35,100	363,722
		1,849,611

	Shares	Value ($)
Construction and Engineering 0.3%
Chugai Ro Co. Ltd.	38,000	127,005
Daimei Telecom Engineering Corp.	11,100	71,336
Kinden Corp.	17,000	153,550
Taihei Dengyo Kaisha Ltd.	15,000	105,429
		457,320

Electrical Equipment 5.8%
Futaba Corp.	1,800	29,908
Mabuchi Motor Co. Ltd.	18,500	945,825
Mitsubishi Electric Corp.	305,000	2,630,692
Nidec Corp.	40,900	3,645,208
SEC Carbon Ltd.	15,000	72,852
Sumitomo Electric Industries Ltd.	237,400	2,902,380
		10,226,865

Machinery 7.6%
Daifuku Co. Ltd.	33,500	169,886
FANUC Ltd.	26,900	3,411,710
Glory Ltd.	23,900	584,396
Hino Motors Ltd.	37,000	179,129
Hitachi Zosen Corp.	269,500	378,242
Kawasaki Heavy Industries Ltd.	519,000	1,476,848
Komatsu Ltd.	95,900	2,232,766
Kubota Corp.	104,000	954,473
Makita Corp.	28,800	915,203
Max Co. Ltd.	11,000	124,892
Minebea Co. Ltd.	35,000	180,819
Mitsubishi Heavy Industries Ltd.	194,000	717,099
Nabtesco Corp.	21,000	341,885
Namura Shipbuilding Co. Ltd.	13,400	68,223
NGK Insulators Ltd.	8,000	132,595
Nitta Corp.	9,900	152,667
NSK Ltd.	29,000	197,209
Oiles Corp.	33,900	547,641
Sasebo Heavy Industries Co. Ltd.	42,000	84,527
ShinMaywa Industries Ltd.	22,000	81,594
THK Co. Ltd.	6,100	114,618
Tsubakimoto Chain Co.	53,000	217,038
Tsukishima Kikai Co. Ltd.	15,000	96,962
		13,360,422

Marine 0.3%
Mitsui O.S.K. Lines Ltd.	61,000	384,544
Nippon Yusen K.K.	36,000	147,827
		532,371

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Professional Services 0.1%
Meitec Corp.*	8,400	156,073

Road and Rail 1.6%
East Japan Railway Co.	27,000	1,631,825
Fukuyama Transporting Co. Ltd.	34,000	175,331
Hamakyorex Co. Ltd.	19,800	502,860
Hitachi Transport System Ltd.	13,100	198,212
Nippon Express Co. Ltd.	38,000	144,567
Seino Holdings Co. Ltd.	23,000	139,362
		2,792,157

Trading Companies and Distributors 4.2%
Hanwa Co. Ltd.	50,000	196,229
ITOCHU Corp.	234,300	2,149,949
Marubeni Corp.	67,000	379,730
Mitsubishi Corp.	123,000	2,919,003
Mitsui & Co. Ltd.	38,700	575,813
Nishio Rent All Co. Ltd.	17,100	109,795
Sumitomo Corp.	46,500	600,841
Toshin Group Co. Ltd.	10,800	271,677
Trusco Nakayama Corp.	13,000	181,463
		7,384,500

Transportation Infrastructure 0.5%
Mitsubishi Logistics Corp.	33,000	396,666
Mitsui-Soko Co. Ltd.	40,000	147,289
Nissin Corp.	42,000	95,096
Sumitomo Warehouse Co. Ltd.	33,000	165,489
		804,540
Total Industrials		43,074,462

Information Technology 19.4%
Communications Equipment 0.1%
Hitachi Kokusai Electric, Inc.	25,000	190,021

Computers and Peripherals 3.8%
Fujitsu Ltd.	429,000	3,018,369
MegaChips Corp.	8,200	137,787
Melco Holdings, Inc.	9,300	313,326
NEC Corp.	274,000	728,688
Toshiba Corp.	487,000	2,362,482
		6,560,652

Electronic Equipment and Instruments 5.2%
Canon Electronics, Inc.	9,700	248,289
Daishinku Corp.	39,000	167,678
FUJIFILM Holdings Corp.	34,400	1,142,395

	Shares	Value ($)
Hakuto Co. Ltd.	13,700	121,788
Hamamatsu Photonics K.K.	6,400	209,184
Hitachi High — Technologies Corp.	42,600	787,728
Hoya Corp.	29,200	713,618
Ibiden Co. Ltd.	9,200	234,198
Kyocera Corp.	3,400	323,001
Murata Manufacturing Co. Ltd.	20,200	1,064,894
Nichicon Corp.	13,400	149,536
Nihon Dempa Kogyo Co. Ltd.	12,100	186,311
Nippon Electric Glass Co. Ltd.	76,000	1,039,184
Shinko Shoji Co. Ltd.	8,800	73,344
Siix Corp.	16,300	172,810
TDK Corp.	27,500	1,538,643
Yamatake Corp.	6,700	168,114
Yaskawa Electric Corp.	89,000	719,651
		9,060,366

Electronic Equipment, Instruments & Components 2.7%
Hitachi Ltd.	431,000	1,886,344
Keyence Corp.	11,000	2,398,981
Mitsumi Electric Co. Ltd.	8,400	129,253
Taiyo Yuden Co. Ltd.	21,000	252,893
		4,667,471

Internet Software and Services 0.8%
GMO Internet, Inc.	18,700	66,187
Kakaku.com, Inc.	23	133,364
mixi, Inc.	29	150,946
Yahoo! Japan Corp.	3,220	1,113,861
		1,464,358

IT Services 0.5%
CAC Corp.	23,800	178,913
IT Holdings Corp.	21,900	236,940
Itochu Techno-Solutions Corp.	5,900	192,152
Nihon Unisys Ltd.	52,300	346,272
		954,277

Office Electronics 2.4%
Brother Industries Ltd.	41,400	512,553
Canon, Inc.	77,900	3,642,682
		4,155,235

Semiconductors and Semiconductor Equipment 1.6%
Disco Corp.	11,300	651,545
Mimasu Semiconductor Industry Co. Ltd.	19,000	190,740
Rohm Co. Ltd.	5,300	327,746
Tokyo Electron Ltd.	32,000	1,609,753

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments – The Japan Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
ULVAC, Inc.	3,200	57,083
		2,836,867
Software 2.3%
DTS Corp.	12,100	122,633
Nintendo Co. Ltd.	10,400	2,599,108
OBIC Business Consultants Co. Ltd.	8,550	459,878
Square Enix Holdings Co. Ltd.	34,000	763,051
		3,944,670
Total Information Technology		33,833,917

Materials 11.9%
Chemicals 8.4%
ADEKA Corp.	31,200	317,000
Arakawa Chemical Industries Ltd.	15,800	187,790
Asahi Kasei Corp.	35,000	193,308
C Uyemura & Co. Ltd.	6,600	242,721
Daicel Chemical Industries Ltd.	117,000	789,175
Fujikura Kasei Co. Ltd.	26,900	167,534
Fuso Chemical Co. Ltd.	8,000	167,425
Hitachi Chemical Co. Ltd.	19,800	370,390
JSR Corp.	95,000	1,621,714
Kaneka Corp.	38,000	228,514
Kuraray Co. Ltd.	150,200	1,901,049
LINTEC Corp.	7,600	167,759
Mitsubishi Gas Chemical Co., Inc.	230,000	1,339,060
Nippon Shokubai Co. Ltd.	64,000	557,562
Nissan Chemical Industries Ltd.	53,000	599,094
Nitto Denko Corp.	20,900	819,678
Sakai Chemical Industry Co. Ltd.	43,000	180,510
Shikoku Chemicals Corp.	32,000	188,475
Shin-Etsu Chemical Co. Ltd.	31,400	1,533,259
Showa Denko K.K.	402,000	772,545
Sumitomo Chemical Co. Ltd.	161,000	707,522
Taiyo Holdings Co. Ltd.	4,500	126,149
Taiyo Nippon Sanso Corp.	42,000	358,024
Tokai Carbon Co. Ltd.	28,000	175,477
Toray Industries, Inc.	43,000	239,527
Ube Industries Ltd.	317,000	704,192
		14,655,453

	Shares	Value ($)
Construction Materials NM%
Sumitomo Osaka Cement Co. Ltd.	43,000	73,820

Containers and Packaging 0.2%
FP Corp.	3,900	211,348
Rengo Co. Ltd.	14,000	90,461
		301,809

Metals and Mining 2.8%
Chubu Steel Plate Co. Ltd.	33,300	196,265
Daido Steel Co. Ltd.	32,000	155,961
Dowa Holdings Co. Ltd.	125,000	744,236
Hitachi Metals Ltd.	47,000	554,775
JFE Holdings, Inc.	16,600	509,011
Kobe Steel Ltd.	166,000	390,640
Nippon Steel Corp.	42,000	143,200
Osaka Steel Co. Ltd.	29,200	446,709
Sanyo Special Steel Co. Ltd.	57,000	280,536
Sumitomo Metal Industries Ltd.	136,000	344,654
Sumitomo Metal Mining Co. Ltd.	53,000	811,297
Sumitomo Pipe & Tube Co. Ltd.	39,600	215,370
Tokyo Steel Manufacturing Co. Ltd.	16,100	190,378
		4,983,032

Paper and Forest Products 0.5%
Daiken Corp.	61,000	162,029
OJI Paper Co. Ltd.	156,000	690,490
		852,519
Total Materials		20,866,633

Telecommunication Services 5.3%
Diversified Telecommunication Services 2.0%
Nippon Telegraph and Telephone Corp.	82,400	3,589,220

Wireless Telecommunication Services 3.3%
NTT DoCoMo, Inc.	1,820	3,039,557
Softbank Corp.	80,900	2,651,085
		5,690,642
Total Telecommunication Services		9,279,862

Utilities 0.7%
Electric Utilities 0.3%
Tokyo Electric Power Co., Inc.	24,500	597,762

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Utilities (continued)
Independent Power Producers and Energy Traders 0.4%
Electric Power Development Co. Ltd.	22,800	685,539
Total Utilities		1,283,301
Total Common Stocks (Cost $144,426,323)		170,865,776
Total Investments 97.7% (Cost $144,426,323)		170,865,776

Percentages are based on net assets of $174,876,315.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2010 the value of these securities amounted to $170,865,776, or 97.7% of net assets.

NM — Not Material less than 0.05%.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$170,794,440	$71,336	$170,865,776
Total Investments	$—	$170,794,440	$71,336	$170,865,776

The security in the table above was a level 3 security because it was fair valued under procedures adopted by the Board of Directors at September 30, 2010. Such valuation is based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

The following information is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of September 30, 2009	Accrued Premiums/ (Discounts)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Net Purchases/ (Sales)	Net Transfers In/(Out)	Balance as of September 30, 2010
Common Stocks	$—	$—	$—	$(16,802)	$88,138	$—	$71,336
Total Investments	$—	$—	$—	$(16,802)	$88,138	$—	$71,336

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2010

Common Stocks 82.9%

	Shares	Value ($)
Australia 11.6%
Commercial Services and Supplies 1.0%
Mineral Resources Ltd.^	9,603	98,178

Insurance NM%
QBE Insurance Group Ltd.^	170	2,836

Metals and Mining 10.6%
BHP Billiton Ltd.^	10,307	392,973
MacArthur Coal Ltd.^	20,823	236,093
PanAust Ltd.*^	187,535	117,828
Rio Tinto Ltd.^	4,349	322,722
		1,069,616
Total Australia		1,170,630

China 12.9%
Automobiles 3.2%
Dongfeng Motor Group Co. Ltd. — H Shares^	156,000	319,714

Health Care Equipment and Supplies 0.8%
Shandong Weigao Group Medical Polymer Co. Ltd. — H Shares^	28,000	79,396

Household Durables NM%
Skyworth Digital Holdings Ltd.^	1,106	768

Insurance 1.8%
China Life Insurance Co. Ltd. — H Shares^	47,000	186,003

Internet Software and Services 2.1%
Tencent Holdings Ltd.^	9,800	213,110

Personal Products 3.1%
Hengan International Group Co. Ltd.^	30,500	306,749

Real Estate Management and Development 1.9%
Shimao Property Holdings Ltd.^	116,000	192,875
Total China		1,298,615

Hong Kong 6.7%
Commercial Banks 2.5%
BOC Hong Kong Holdings Ltd.^	81,000	256,303

	Shares	Value ($)
Real Estate Investment Trusts (REITs) 2.0%
The Link^	66,838	197,963

Real Estate Management and Development 2.2%
Hang Lung Properties Ltd.^	20,000	97,153
Sun Hung Kai Properties Ltd.^	7,036	120,435
		217,588
Total Hong Kong		671,854

India 8.9%
Construction and Engineering 3.1%
Larsen & Toubro Ltd, GDR	6,947	316,089

IT Services 3.1%
Infosys Technologies Ltd, ADR	4,600	309,626

Machinery 2.7%
Tata Motors Ltd, ADR	10,600	270,406
Total India		896,121

Indonesia 9.7%
Automobiles 3.9%
Astra International Tbk PT^	61,500	391,801

Commercial Banks 1.6%
Bank Danamon Indonesia Tbk PT^	248,500	161,311

Construction Materials 1.9%
Indocement Tunggal Prakarsa Tbk PT^	90,500	186,970

Food Products 0.8%
BW Plantation Tbk PT^	811,500	79,266

Real Estate Management and Development 0.6%
Summarecon Agung Tbk PT^	517,000	63,666

Trading Companies and Distributors 0.9%
AKR Corporindo Tbk PT^	544,500	92,216
Total Indonesia		975,230

Korea, Republic of 11.7%
Auto Components 3.2%
Hyundai Mobis^	1,431	322,541

Chemicals 2.0%
LG Chem Ltd.^	681	199,185

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Korea, Republic of (continued)
Construction and Engineering 2.5%
Samsung Engineering Co. Ltd.^	1,917	255,552

Metals and Mining 2.4%
POSCO^	526	238,042

Semiconductors and Semiconductor Equipment 1.6%
Samsung Electronics Co. Ltd.^	230	156,735
Total Korea, Republic of		1,172,055

Malaysia 2.4%
Airlines 2.4%
AirAsia BHD*^	329,600	240,072
Total Malaysia		240,072

Philippines 5.4%
Commercial Banks 2.3%
Metropolitan Bank & Trust^	145,360	231,488

Industrial Conglomerates 1.9%
DMCI Holdings, Inc.^	304,000	190,335

Real Estate Management and Development 1.2%
Ayala Land, Inc.^	314,600	125,920
Total Philippines		547,743

Singapore 2.0%
Real Estate Investment Trusts (REITs) 2.0%
CapitaCommercial Trust^	177,000	199,370
Total Singapore		199,370

Taiwan 7.7%
Electronic Equipment and Instruments 4.0%
HON HAI Precision Industry Co. Ltd.^	63,480	238,566
Tripod Technology Corp.^	43,000	163,670
		402,236

Electronic Equipment, Instruments & Components 0.1%
WPG Holdings Co. Ltd.^	3,598	7,136

Leisure Equipment and Products 1.4%
Giant Manufacturing Co. Ltd.^	37,718	141,706

	Shares	Value ($)
Semiconductors and Semiconductor Equipment 2.2%
Motech Industries, Inc.^	27,000	100,550
Radiant Opto-Electronics Corp.^	83,070	124,292
RichTek Technology Corp.^	100	742
		225,584
Total Taiwan		776,662

Thailand 3.9%
Food and Staples Retailing 1.4%
CP ALL PCL	99,100	137,956

Real Estate Management and Development 2.5%
Asian Property Development PCL, NVDR^	90,800	22,559
Asian Property Development PCL	918,900	228,590
		251,149
Total Thailand		389,105
Total Common Stocks (Cost $6,802,050)		8,337,457

Preferred Stock 0.7%

Korea, Republic of 0.7%
Electronic Equipment and Instruments 0.7%
Samsung Electronics Co. Ltd., GDR, 144A^	274	67,539
Total Korea, Republic of		67,539
Total Preferred Stock (Cost $28,222)		67,539

Participatory Notes 9.1%

India 9.1%
Automobiles 1.5%
Bajaj Auto Ltd., European Style call warrants, expiring 06/30/11, 144A(d)	4,700	153,745

Commercial Banks 1.8%
HDFC Bank Ltd., American Style call warrants, expiring 05/26/15, 144A(a)	1,883	103,099
HDFC Bank Ltd., American Style call warrants, expiring 12/30/10, 144A(a)	1,470	80,536
		183,635

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2010

Participatory Notes (continued)

	Shares	Value ($)
India (continued)
Construction and Engineering 0.3%
Sadbhav Engineering Ltd., European Style call warrants, expiring 06/30/11, 144A(d)	1,006	33,231

Diversified Financial Services 1.5%
Infrastructure Development Finance Co. Ltd., American Style call warrants, expiring 03/18/2014, 144A(b)	32,122	145,940

Electric Utilities 2.8%
ITC Ltd., American Style call warrants, expiring 05/03/12, 144A(c)	70,820	279,739

Metals and Mining 0.2%
Sterlite Industries India Ltd., American Style call warrants, expiring 04/07/14, 144A(c)	5,200	19,188

Real Estate Management and Development 1.0%
Unitech Ltd., American Style call warrants, expiring 04/21/14, 144A(b)	49,706	98,388
Total India		913,866
Total Participatory Notes (Cost $752,947)		913,866

Short-Term Investment 4.7%

	Shares	Value ($)
United States 4.7%
State Street US Dollar Time Deposit, 0.01% due 10/01/2010 (Cost $471,866)	471,866	471,866
Total Short-Term Investment		471,866
Total Investments 97.4% (Cost $8,055,085)		9,790,728

Percentages are based on net assets of $10,054,149.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2010 the value of these securities amounted to $8,056,195, or 80.1% of net assets.

(a)	American Style call warrants issued by Merrill Lynch International & Co.

(b)	American Style call warrants issued by Morgan Stanley Asia Products.

(c)	American Style call warrants issued by JPMorgan International.

(d)	European Style call warrants issued by Royal Bank of Scotland NV.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the value of these securities amounted to $981,405 or 9.8% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

NM — Not Material less than 0.05%.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,262,667	$7,074,790	$—	$8,337,457
Preferred Stock	—	67,539	—	67,539
Participatory Notes	—	913,866	—	913,866
Short-Term Investment	—	471,866	—	471,866
Total Investments	$1,262,667	$8,528,061	$—	$9,790,728

The accompanying notes are an integral part of the financial statements.

38	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – India Fund

as of September 30, 2010

Common Stocks 94.6%^

	Shares	Value ($)
Consumer Discretionary 12.6%
Automobiles 6.8%
Bajaj Auto Ltd.	15,000	492,269
TVS Motor Co. Ltd.*	150,000	239,731
		732,000

Media 5.8%
DB Corp. Ltd.	35,000	215,736
Zee Entertainment Enterprises Ltd.	60,000	403,633
		619,369
Total Consumer Discretionary		1,351,369

Consumer Staples 7.6%
Food Products 2.6%
McLeod Russel India Ltd.	55,000	284,698

Tobacco 5.0%
ITC Ltd.	135,000	533,499
Total Consumer Staples		818,197

Energy 9.2%
Oil, Gas and Consumable Fuels 9.2%
Reliance Industries Ltd.	45,000	989,103
Total Energy		989,103

Financials 21.3%
Commercial Banks 15.1%
Bank of Baroda	3,228	62,838
HDFC Bank Ltd.	10,000	553,789
ICICI Bank Ltd.	22,500	559,177
IndusInd Bank Ltd.	40,346	238,802
Oriental Bank of Commerce	20,000	204,864
		1,619,470

Diversified Financial Services 2.5%
Infrastructure Development Finance Co. Ltd.	59,908	273,464

Real Estate Management and Development 3.7%
Unitech Ltd.	200,000	392,843
Total Financials		2,285,777

Industrials 16.6%
Construction and Engineering 7.0%
Lanco Infratech Ltd.*	175,000	278,632
Larsen & Toubro Ltd.	5,000	228,389
Sadbhav Engineering Ltd.	7,362	239,971
		746,992

	Shares	Value ($)
Electrical Equipment 3.1%
Bharat Heavy Electricals Ltd.	6,000	331,711

Industrial Conglomerates 2.0%
Jaiprakash Associates Ltd.	80,000	215,222

Machinery 4.5%
Tata Motors Ltd.	20,000	487,612
Total Industrials		1,781,537

Information Technology 20.9%
IT Services 20.9%
Infosys Technologies Ltd.	19,000	1,285,822
Persistent Systems Ltd.	20,000	198,104
Tata Consultancy Services Ltd.	37,500	767,948
Total Information Technology		2,251,874

Materials 4.3%
Chemicals 2.2%
Godrej Industries Ltd.	50,000	239,311

Metals and Mining 2.1%
Sterlite Industries India Ltd.	60,000	221,777
Total Materials		461,088

Utilities 2.1%
Independent Power Producers and Energy Traders 2.1%
Adani Power Ltd.*	75,000	224,157
Total Utilities		224,157
Total Common Stocks (Cost $7,893,437)		10,163,102

Warrant 0.2%

Industrials 0.2%
Sadbhav Engineering Ltd., American Style call warrants, expiring 03/15/12, strike price $425(a)	1,086	22,960
Total Industrials		22,960
Total Warrant (Cost $ —)		22,960
Total Investments 94.8% (Cost $7,893,437)		10,186,062

Percentages are based on net assets of $10,748,716.

*	Non income-producing security.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments – India Fund

as of September 30, 2010

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2010 the value of these securities amounted to $10,163,102 or 94.6% of net assets.

(a)	American Style call warrants issued by Sadbhav Engineering Ltd.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$10,163,102	$—	$10,163,102
Warrants	$22,960	$—	$—	$22,960
Total Investments	$22,960	$10,163,102	$—	$10,186,062

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Greater China Fund

as of September 30, 2010

Common Stocks 99.1%^

	Shares	Value ($)
China 46.9%
Airlines 0.4%
Air China Ltd. — H Shares*	26,000	36,060

Automobiles 3.4%
Dongfeng Motor Group Co. Ltd. — H Shares	102,000	209,044
Great Wall Motor Co. Ltd. — H Shares	26,000	70,497
		279,541

Chemicals 0.3%
Sinopec Shanghai Petrochemical Co. Ltd. — H Shares	56,000	23,132

Commercial Banks 10.5%
Bank of China Ltd. — H Shares	275,000	144,677
Bank of Communications Co. Ltd. — H Shares	430,200	465,765
China Construction Bank Corp. — H Shares	297,000	259,722
		870,164

Construction and Engineering 2.4%
China Communications Construction Co. Ltd. — H Shares	29,000	27,543
China Railway Construction Corp. Ltd. — H Shares	129,000	173,242
		200,785

Construction Materials 0.7%
BBMG Corp. — H Shares	40,500	57,320

Diversified Telecommunication Services 0.5%
China Communication Services Corp. Ltd. — H Shares	72,000	42,631

Electronic Equipment and Instruments 0.9%
Huaneng Power International, Inc. — H Shares	122,000	75,792

Electronic Equipment, Instruments & Components 0.8%
Kingboard Chemical Holdings Ltd.	13,500	68,328

Energy Equipment and Services 0.7%
China Oilfield Services Ltd. — H Shares	18,000	28,166
Shengli Oil & Gas Pipe Holdings Ltd.	142,500	29,729
		57,895

	Shares	Value ($)
Food Products 0.9%
China Agri-Industries Holdings Ltd.	52,000	73,559

Independent Power Producers and Energy Traders 0.9%
China Resources Power Holdings Co. Ltd.	36,000	77,674

Industrial Conglomerates 0.7%
Citic Pacific Ltd.	14,000	31,805
Shanghai Industrial Holdings Ltd.	6,000	30,219
		62,024

Insurance 1.6%
China Life Insurance Co. Ltd. — H Shares	33,000	130,598

Internet Software and Services 1.2%
Tencent Holdings Ltd.	4,500	97,856

Machinery 2.0%
China National Materials Co. Ltd. — H Shares	29,000	24,086
Weichai Power Co. Ltd. — H Shares	13,000	138,238
		162,324

Metals and Mining 1.4%
Jiangxi Copper Co. Ltd. — H Shares	45,000	113,561

Oil, Gas and Consumable Fuels 7.3%
China Coal Energy Co. Ltd. — H Shares	43,000	70,808
China Petroleum & Chemical Corp. — H Shares	138,000	121,741
CNOOC Ltd.	152,000	295,501
PetroChina Co. Ltd. — H Shares	100,000	116,520
		604,570

Personal Products 0.7%
Hengan International Group Co. Ltd.	5,500	55,315

Real Estate Management and Development 2.9%
China Vanke Co. Ltd. — B Shares	36,300	45,923
Shimao Property Holdings Ltd.	89,000	147,982
Soho China Ltd.	71,500	50,875
		244,780

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Schedule of Investments – Greater China Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
China (continued)
Textiles, Apparel and Luxury Goods 1.0%
Bosideng International Holdings Ltd.	114,000	49,665
Xtep International Holdings Ltd.	44,000	36,819
		86,484

Transportation Infrastructure 1.1%
Cosco Pacific Ltd.	28,000	42,694
Jiangsu Expressway Co. Ltd. — H Shares	46,000	48,201
		90,895

Wireless Telecommunication Services 4.6%
China Mobile Ltd.	37,000	378,629
Total China		3,889,917

Hong Kong 21.7%
Airlines 1.0%
Cathay Pacific Airways Ltd.	31,000	83,906

Commercial Banks 3.2%
Bank of East Asia Ltd.	19,276	81,118
BOC Hong Kong Holdings Ltd.	57,500	181,944
		263,062

Construction Materials 1.4%
China Resources Cement Holdings Ltd.*	194,000	114,271

Electric Utilities 2.1%
CLP Holdings Ltd.	22,000	175,517

Hotels, Restaurants & Leisure 1.3%
SJM Holdings Ltd.	91,000	103,699

Industrial Conglomerates 1.3%
Hutchison Whampoa Ltd.	12,000	111,716

Marine 0.6%
Orient Overseas International Ltd.	6,000	47,870

Real Estate Management and Development 9.3%
Cheung Kong Holdings Ltd.	18,000	272,641
Hongkong Land Holdings Ltd.	15,000	93,232
Kerry Properties Ltd.	13,000	70,126
Sun Hung Kai Properties Ltd.	5,079	86,937
Swire Pacific Ltd. — A Shares	12,000	164,898
Wheelock & Co. Ltd.	24,000	79,964
		767,798

	Shares	Value ($)
Road and Rail 1.1%
MTR Corp. Ltd.	24,500	92,705

Textiles, Apparel and Luxury Goods 0.4%
Yue Yuen Industrial Holdings Ltd.	10,000	36,991
Total Hong Kong		1,797,535

Taiwan 30.5%
Airlines 1.2%
EVA Airways Corp.*	117,000	101,881

Capital Markets 2.4%
Polaris Securities Co. Ltd.	114,000	56,529
Yuanta Financial Holding Co. Ltd.	229,000	139,049
		195,578

Chemicals 3.1%
Formosa Plastics Corp.	60,990	149,640
Taiwan Fertilizer Co. Ltd.	35,000	109,511
		259,151

Communications Equipment 5.3%
HTC Corp.	19,315	438,118

Computers and Peripherals 1.2%
Chicony Electronics Co. Ltd.	36,823	77,676
Quanta Computer, Inc.	14,290	23,260
		100,936

Construction Materials 1.2%
Taiwan Cement Corp.	95,000	101,281

Diversified Telecommunication Services 1.0%
Chunghwa Telecom Co. Ltd.	37,000	82,861

Electronic Equipment and Instruments 0.8%
Tripod Technology Corp.	18,000	68,513

Electronic Equipment, Instruments & Components 1.2%
WPG Holdings Co. Ltd.	50,217	99,599

Food and Staples Retailing 0.2%
President Chain Store Corp.	2,584	11,117

Hotels, Restaurants & Leisure 1.2%
Formosa International Hotels Corp.	6,050	98,796

Leisure Equipment and Products 1.7%
Giant Manufacturing Co. Ltd.	37,520	140,962

The accompanying notes are an integral part of the financial statements.

42	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Greater China Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Taiwan (continued)
Semiconductors and Semiconductor Equipment 10.0%
CHIPBOND Technology Corp.*	33,000	50,675
MediaTek, Inc.	15,029	211,339
Motech Industries, Inc.	19,139	71,275
Radiant Opto-Electronics Corp.	103,957	155,543
RichTek Technology Corp.	8,400	62,351
Taiwan Semiconductor Manufacturing Co. Ltd.	137,629	273,029
		824,212
Total Taiwan		2,523,005
Total Common Stocks (Cost $6,240,000)		8,210,457
Total Investments 99.1% (Cost $6,240,000)		8,210,457

Percentages are based on net assets of $8,286,121.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2010 the value of these securities amounted to $8,210,457, or 99.1% of net assets.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$8,210,457	$—	$8,210,457
Total Investments	$—	$8,210,457	$—	$8,210,457

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Schedule of Investments – Global Equity Income Fund

as of September 30, 2010

Common Stocks 97.3%

	Shares	Value ($)
Australia 5.2%
Beverages 0.5%
Coca-Cola Amatil Ltd.^	3,131	36,278

Commercial Banks 0.6%
Westpac Banking Corp.^	1,665	37,398

Food and Staples Retailing 0.5%
Metcash Ltd.^	7,440	31,404

Health Care Equipment and Supplies 0.5%
Cochlear Ltd.^	506	34,384

Metals and Mining 1.8%
BHP Billiton Ltd.^	3,095	118,002

Real Estate Investment Trusts (REITs) 0.9%
Westfield Group^	5,266	62,404

Textiles, Apparel and Luxury Goods 0.4%
Billabong International Ltd.^	3,013	23,212
Total Australia		343,082

Brazil 1.2%
Commercial Banks 0.7%
Banco Bradesco S.A., ADR	1,045	21,297
Itau Unibanco Banco Holding S.A., ADR	900	21,762
		43,059

Metals and Mining 0.5%
Vale S.A., ADR	1,100	34,397
Total Brazil		77,456

Canada 1.1%
Commercial Banks 1.1%
Bank of Nova Scotia	1,384	73,874
Total Canada		73,874

Chile 0.4%
Commercial Banks 0.4%
Banco Santander Chile, ADR	300	28,965
Total Chile		28,965

China 0.7%
Wireless Telecommunication Services 0.7%
China Mobile Ltd.^	4,500	46,049
Total China		46,049

	Shares	Value ($)
France 6.3%
Diversified Telecommunication Services 0.5%
France Telecom S.A.^	1,444	31,245

Food and Staples Retailing 0.8%
Casino Guichard-Perrachon S.A.^	534	48,977

Insurance 0.8%
SCOR SE^	2,245	53,678

Machinery 0.8%
Vallourec S.A.^	536	53,337

Oil, Gas and Consumable Fuels 1.4%
Total S.A.^	1,803	92,998

Pharmaceuticals 2.0%
Sanofi-Aventis S.A.^	1,969	131,394
Total France		411,629

Germany 2.0%
Chemicals 0.5%
BASF SE^	557	35,191

Diversified Telecommunication Services 0.5%
Deutsche Telekom AG^	2,548	34,793

Electric Utilities 0.5%
E.ON AG^	1,025	30,170

Multi-Utilities 0.5%
RWE AG^	458	30,894
Total Germany		131,048

Greece 1.1%
Hotels, Restaurants & Leisure 1.1%
OPAP S.A.^	4,340	68,508
Total Greece		68,508

Hong Kong 0.5%
Communications Equipment 0.2%
VTech Holdings Ltd.^	1,000	10,214

Real Estate Investment Trusts (REITs) 0.3%
The Link^	7,192	21,302
Total Hong Kong		31,516

Ireland 0.2%
Construction Materials 0.2%
CRH PLC^	435	7,170
CRH PLC^	326	5,364
Total Ireland		12,534

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Italy 2.4%
Electric Utilities 1.9%
Enel SpA^	10,511	56,111
Terna — Rete Elettrica Nazionale SpA^	15,264	64,909
		121,020

Gas Utilities 0.5%
Snam Rete Gas SpA^	6,866	34,801
Total Italy		155,821

Japan 8.9%
Auto Components 0.1%
Yokohama Rubber Co. Ltd.^	2,000	10,063

Automobiles 0.6%
Toyota Motor Corp.^	1,200	43,011

Chemicals 0.3%
Shin-Etsu Chemical Co. Ltd.^	400	19,532

Commercial Banks 0.3%
Mitsubishi UFJ Financial Group, Inc.^	3,900	18,203

Commercial Services and Supplies 0.2%
Secom Co. Ltd.^	300	13,549

Diversified Consumer Services 0.1%
Benesse Holdings, Inc.^	200	9,636

Electronic Equipment and Instruments 0.4%
Hoya Corp.^	1,000	24,439

Food and Staples Retailing 0.3%
Lawson, Inc.^	400	18,328

Metals and Mining 0.5%
Sumitomo Metal Mining Co. Ltd.^	2,000	30,615

Office Electronics 1.1%
Canon, Inc.^	1,500	70,141

Oil, Gas and Consumable Fuels 0.3%
TonenGeneral Sekiyu K.K.^	2,000	18,527

Personal Products 0.5%
Kao Corp.^	1,300	31,730

Pharmaceuticals 1.0%
Santen Pharmaceutical Co. Ltd.^	400	13,860
Takeda Pharmaceutical Co. Ltd.^	1,200	55,291
		69,151

	Shares	Value ($)
Real Estate Investment Trusts (REITs) 0.8%
Japan Real Estate Investment Corp.^	3	27,306
Nippon Building Fund, Inc.^	3	26,270
		53,576

Road and Rail 0.5%
East Japan Railway Co.^	500	30,219

Software 0.8%
Oracle Corp. Japan^	700	33,335
Trend Micro, Inc.^	600	17,896
		51,231

Wireless Telecommunication Services 1.1%
NTT DoCoMo, Inc.^	45	75,154
Total Japan		587,105

Singapore 0.9%
Real Estate Investment Trusts (REITs) 0.3%
CapitaMall Trust^	14,000	22,907

Wireless Telecommunication Services 0.6%
StarHub Ltd.^	19,000	37,319
Total Singapore		60,226

Spain 1.5%
Commercial Banks 1.0%
Banco Santander S.A.^	5,000	63,349

Diversified Telecommunication Services 0.5%
Telefonica S.A.^	1,283	31,828
Total Spain		95,177

Sweden 1.9%
Building Products 0.3%
Assa Abloy AB — B Shares^	680	17,176

Machinery 0.6%
Atlas Copco AB — B Shares^	2,327	40,969

Specialty Retail 1.0%
Hennes & Mauritz AB — B Shares^	1,911	69,191
Total Sweden		127,336

Switzerland 3.7%
Insurance 1.0%
Zurich Financial Services AG^	280	65,675

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Schedule of Investments – Global Equity Income Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Switzerland (continued)
Pharmaceuticals 2.7%
Novartis AG^	1,496	86,205
Roche Holding AG^	686	93,667
		179,872
Total Switzerland		245,547

Taiwan 1.9%
Diversified Telecommunication Services 0.5%
Chunghwa Telecom Co. Ltd, ADR	1,633	36,612

Metals and Mining 0.6%
China Steel Corp.^	35,867	37,034

Semiconductors and Semiconductor Equipment 0.8%
MediaTek, Inc.^	1,001	14,076
Taiwan Semiconductor Manufacturing Co. Ltd.^	19,079	37,849
		51,925
Total Taiwan		125,571

United Kingdom 14.7%
Beverages 0.9%
Diageo PLC^	3,578	61,656

Commercial Banks 1.9%
HSBC Holdings PLC^	12,106	122,598

Consumer Finance 0.4%
Provident Financial PLC^	1,937	25,100

Insurance 0.9%
Aviva PLC^	3,960	24,865
Standard Life PLC^	9,410	34,201
		59,066

Media 0.5%
Pearson PLC^	1,915	29,663

Oil, Gas and Consumable Fuels 5.6%
BP PLC^	26,504	181,192
Royal Dutch Shell PLC — B Shares^	6,481	189,198
		370,390

Pharmaceuticals 1.9%
GlaxoSmithKline PLC^	6,476	127,762

	Shares	Value ($)
Tobacco 1.6%
British American Tobacco PLC^	2,795	104,426

Wireless Telecommunication Services 1.0%
Vodafone Group PLC^	25,369	62,800
Total United Kingdom		963,461

United States 42.7%
Aerospace and Defense 1.6%
General Dynamics Corp.	400	25,124
Lockheed Martin Corp.	500	35,640
Northrop Grumman Corp.	400	24,252
Raytheon Co.	500	22,855
		107,871

Air Freight and Logistics 0.8%
United Parcel Service, Inc. — Class B	800	53,352

Auto Components 0.9%
Johnson Controls, Inc.	1,900	57,950

Beverages 2.5%
Coca-Cola Co.	2,500	146,300
PepsiCo, Inc.	300	19,932
		166,232

Chemicals 1.3%
E. I. du Pont de Nemours & Co.	1,900	84,778

Commercial Banks 1.6%
M&T Bank Corp.	400	32,724
U.S. Bancorp	1,700	36,754
Wells Fargo & Co.	1,500	37,695
		107,173

Commercial Services and Supplies 0.5%
Republic Services, Inc.	1,000	30,490

Distributors 0.5%
Genuine Parts Co.	800	35,672

Diversified Financial Services 0.9%
JPMorgan Chase & Co.	800	30,456
NYSE Euronext	1,100	31,427
		61,883

Diversified Telecommunication Services 3.1%
AT&T, Inc.	2,600	74,360
CenturyLink, Inc.	900	35,514
Verizon Communications, Inc.	2,900	94,511
		204,385

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Electric Utilities 3.0%
Duke Energy Corp.	3,600	63,756
Exelon Corp.	1,500	63,870
Southern Co.	1,800	67,032
		194,658

Electrical Equipment 1.4%
Emerson Electric Co.	1,700	89,522

Food and Staples Retailing 0.9%
Sysco Corp.	1,000	28,520
Wal-Mart Stores, Inc.	600	32,112
		60,632

Food Products 0.9%
HJ Heinz Co.	1,200	56,844

Health Care Equipment and Supplies 0.6%
Medtronic, Inc.	1,100	36,938

Hotels, Restaurants & Leisure 1.0%
McDonald’s Corp.	900	67,059

Household Products 1.9%
Procter & Gamble Co.	2,100	125,937

Industrial Conglomerates 1.0%
General Electric Co.	3,900	63,375

Insurance 0.5%
Aflac, Inc.	600	31,026

IT Services 0.8%
Automatic Data Processing, Inc.	1,300	54,639

Metals and Mining 0.5%
Nucor Corp.	800	30,560

Multi-Utilities 0.5%
Consolidated Edison, Inc.	700	33,754

Oil, Gas and Consumable Fuels 3.3%
Chevron Corp.	1,300	105,365
Exxon Mobil Corp.	1,800	111,222
		216,587

Pharmaceuticals 3.6%
Bristol-Myers Squibb Co.	900	24,399
Eli Lilly & Co.	700	25,571
Johnson & Johnson	1,000	61,960
Merck & Co., Inc.	3,300	121,473
		233,403

	Shares	Value ($)
Real Estate Investment Trusts (REITs) 0.5%
Corporate Office Properties Trust	600	22,386
Washington Real Estate Investment Trust	400	12,692
		35,078

Road and Rail 0.4%
Ryder System, Inc.	600	25,662

Semiconductors and Semiconductor Equipment 2.1%
Intel Corp.	3,500	67,305
Microchip Technology, Inc.	1,700	53,465
Xilinx, Inc.	700	18,627
		139,397

Software 1.0%
Microsoft Corp.	2,600	63,674

Thrifts and Mortgage Finance 1.5%
Hudson City Bancorp, Inc.	3,900	47,814
New York Community Bancorp, Inc.	3,200	52,000
		99,814

Tobacco 3.6%
Altria Group, Inc.	5,500	132,110
Philip Morris International, Inc.	1,900	106,438
		238,548
Total United States		2,806,893
Total Common Stocks (Cost $5,518,970)		6,391,798
Total Investments 97.3% (Cost $5,518,970)		6,391,798

Percentages are based on net assets of $6,567,444.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2010 the value of these securities amounted to $3,367,998, or 51.3% of net assets.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Schedule of Investments – Global Equity Income Fund

as of September 30, 2010

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,023,800	$3,367,998	$—	$6,391,798
Total Investments	$3,023,800	$3,367,998	$—	$6,391,798

The accompanying notes are an integral part of the financial statements.

48	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2010

Common Stocks 83.1%

	Shares	Value ($)
Brazil 10.9%
Commercial Banks 2.6%
Banco do Brasil S.A.	12,500	237,367

Electric Utilities 0.9%
Light S.A.	6,400	81,702

Household Durables 3.0%
PDG Realty S.A. Empreendimentos e Participacoes	22,800	271,525

Personal Products 1.9%
Hypermarcas S.A.*	11,100	172,470

Textiles, Apparel and Luxury Goods 2.5%
Cia Hering	5,200	223,735
Total Brazil		986,799

China 13.9%
Commercial Banks 3.5%
Bank of China Ltd. — H Shares^	321,000	168,878
Industrial & Commercial Bank of China Ltd. — H Shares^	198,000	147,207
		316,085

Construction and Engineering 1.8%
China Railway Construction Corp. Ltd. — H Shares^	119,500	160,484

Insurance 1.7%
China Taiping Insurance Holdings Co. Ltd.*^	47,400	158,518

Internet Software and Services 1.9%
NetEase.com, Inc., ADR*	4,500	177,480

Oil, Gas and Consumable Fuels 3.2%
CNOOC Ltd.^	150,000	291,613

Wireless Telecommunication Services 1.8%
China Mobile Ltd.^	16,000	163,731
Total China		1,267,911

Hong Kong 2.4%
Hotels, Restaurants & Leisure 2.4%
SJM Holdings Ltd.^	191,000	217,654
Total Hong Kong		217,654

	Shares	Value ($)
Indonesia 2.2%
Commercial Banks 2.2%
Bank Mandiri Tbk PT^	246,500	199,371
Total Indonesia		199,371

Korea, Republic of 13.4%
Auto Components 1.8%
Hyundai Mobis^	727	163,863

Commercial Banks 2.7%
Industrial Bank of Korea^	18,320	250,652

Construction and Engineering 2.4%
Samsung Engineering Co. Ltd.^	1,645	219,292

Diversified Telecommunication Services 0.9%
KT Corp.^	2,050	82,203

Electronic Equipment and Instruments 0.9%
LG Display Co. Ltd.^	2,300	79,631

Metals and Mining 1.0%
POSCO, ADR	800	91,184

Semiconductors and Semiconductor Equipment 3.7%
Samsung Electronics Co. Ltd., GDR, 144A	974	334,082
Total Korea, Republic of		1,220,907

Malaysia 4.1%
Commercial Banks 1.8%
CIMB Group Holdings Bhd^	61,600	162,971

Wireless Telecommunication Services 2.3%
Axiata Group Bhd*^	147,925	209,361
Total Malaysia		372,332

Mexico 4.8%
Beverages 1.7%
Fomento Economico Mexicano, S.A.B. de C.V.	30,300	154,101

Household Durables 1.6%
Corp. GEO SAB de C.V. —Series B*	49,300	141,152

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	49

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Mexico (continued)
Wireless Telecommunication Services 1.5%
America Movil SAB de C.V. —Series L	52,500	140,315
Total Mexico		435,568

Peru 2.5%
Metals and Mining 2.5%
Cia de Minas Buenaventura S.A., ADR	5,000	225,900
Total Peru		225,900

Russia 7.7%
Metals and Mining 1.0%
MMC Norilsk Nickel, ADR	286	4,876
MMC Norilsk Nickel, ADR^	4,825	82,471
		87,347

Oil, Gas and Consumable Fuels 3.9%
Gazprom OAO, ADR	5,790	121,301
Gazprom OAO, ADR^	4,761	100,183
LUKOIL OAO, ADR	2,369	134,322
		355,806

Pharmaceuticals 1.3%
Pharmstandard — S Shares, GDR,144A*^	5,200	116,220

Wireless Telecommunication Services 1.5%
VimpelCom Ltd., ADR*	9,500	141,075
Total Russia		700,448

South Africa 5.2%
Metals and Mining 1.0%
Impala Platinum Holdings Ltd.^	3,442	88,787

Pharmaceuticals 2.6%
Aspen Pharmacare Holdings Ltd.*^	17,323	233,532

Wireless Telecommunication Services 1.6%
MTN Group Ltd.^	8,114	146,620
Total South Africa		468,939

Taiwan 7.3%
Chemicals 3.0%
Formosa Plastics Corp.^	58,000	142,304
Taiwan Fertilizer Co. Ltd.^	41,000	128,284
		270,588

	Shares	Value ($)
Commercial Banks 1.4%
Chinatrust Financial Holding Co. Ltd.^	206,416	130,106

Electronic Equipment and Instruments 1.0%
HON HAI Precision Industry Co. Ltd.^	23,956	90,030

Semiconductors and Semiconductor Equipment 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	17,032	172,704
Total Taiwan		663,428

Thailand 1.9%
Commercial Banks 1.0%
Kasikornbank PCL, NVDR^	23,700	91,246

Oil, Gas and Consumable Fuels 0.9%
Thai Oil PCL	48,700	84,643
Total Thailand		175,889

Turkey 4.9%
Commercial Banks 4.9%
Turkiye Garanti Bankasi AS^	39,452	228,696
Turkiye Is Bankasi — C Shares^	50,422	214,025
Total Turkey		442,721

United Kingdom 1.9%
Metals and Mining 1.9%
Petropavlovsk PLC^	9,751	170,355
Total United Kingdom		170,355
Total Common Stocks (Cost $5,331,962)		7,548,222

Preferred Stocks 9.7%

Brazil 9.7%
Commercial Banks 2.6%
Itau Unibanco Holding S.A., ADR	10,054	240,476

Independent Power Producers and Energy Traders 1.3%
AES Tiete S.A.	8,900	118,824

The accompanying notes are an integral part of the financial statements.

50	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2010

Preferred Stocks (continued)

	Shares	Value ($)
Brazil (continued)
Metals and Mining 3.2%
Vale S.A. — A Shares	10,632	290,935

Oil, Gas and Consumable Fuels 2.6%
Petroleo Brasileiro S.A.	14,400	232,255
Total Brazil		882,490
Total Preferred Stocks (Cost $580,839)		882,490

Participatory Notes 6.2%^

India 6.2%
Automobiles 1.5%
Maruti Suzuki India Ltd., American Style call warrants, expiring 08/11/2014, 144A(a)	4,295	138,889

Commercial Banks 2.2%
Axis Bank Ltd., American Style call warrants, expiring 06/25/2014, 144A(b)	5,761	197,004

Diversified Financial Services 2.5%
Infrastructure Development Finance Co. Ltd., American Style call warrants, expiring 01/24/2013, 144A(b)	40,155	181,182

	Shares	Value ($)
Infrastructure Development Finance Co. Ltd., American Style call warrants, expiring 03/18/2014, 144A(a)	10,453	47,491
		228,673
Total India		564,566
Total Participatory Notes (Cost $390,113)		564,566
Total Investments 99.0% (Cost $6,302,914)		8,995,278

Percentages are based on net assets of $9,082,767.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2010 the value of these securities amounted to $5,202,854, or 57.3% of net assets.

(a)	American Style call warrants issued by Morgan Stanley Asia Products.

(b)	American Style call warrants issued by JPMorgan International.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30. 2010, the value of these securities amounted to $1,014,868 or 11.2% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,909,934	$4,638,288	$—	$7,548,222
Preferred Stocks	882,490	—	—	882,490
Participatory Notes	—	564,566	—	564,566
Total Investments	$3,792,424	$5,202,854	$—	$8,995,278

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	51

Schedule of Investments – Global Alpha Equity Fund

as of September 30, 2010

Common Stocks 98.1%

	Shares	Value ($)
Australia 2.7%
Chemicals 2.7%
Incitec Pivot Ltd.^	52,276	181,404
Total Australia		181,404

Brazil 2.9%
Household Durables 2.9%
PDG Realty S.A. Empreendimentos e Participacoes	15,900	189,353
Total Brazil		189,353

Canada 3.3%
Metals and Mining 3.3%
Goldcorp, Inc.	5,000	217,600
Total Canada		217,600

China 2.5%
Commercial Banks 2.5%
Bank of China Ltd. — H Shares^	318,000	167,299
Total China		167,299

Denmark 1.5%
Beverages 1.5%
Carlsberg A/S — B Shares^	921	95,969
Total Denmark		95,969

France 2.7%
Computers and Peripherals 2.7%
Gemalto NV^	4,286	176,068
Total France		176,068

Germany 5.5%
Construction and Engineering 3.1%
Hochtief AG^	2,364	205,107

Semiconductors and Semiconductor Equipment 2.4%
Aixtron AG^	5,348	159,384
Total Germany		364,491

Hong Kong 3.1%
Real Estate Management and Development 3.1%
Sun Hung Kai Properties Ltd.^	12,000	205,403
Total Hong Kong		205,403

	Shares	Value ($)
Israel 2.9%
Pharmaceuticals 2.9%
Teva Pharmaceutical Industries Ltd., ADR	3,600	189,900
Total Israel		189,900

Norway 3.3%
Commercial Banks 3.3%
DnB NOR ASA^	15,800	215,413
Total Norway		215,413

South Africa 2.2%
Metals and Mining 2.2%
Gold Fields Ltd., ADR	9,400	143,538
Total South Africa		143,538

Switzerland 7.2%
Capital Markets 2.0%
Credit Suisse Group AG^	3,093	132,467

Electrical Equipment 2.6%
ABB Ltd.*^	8,018	169,183

Pharmaceuticals 2.6%
Roche Holding AG^	1,262	172,314
Total Switzerland		473,964

United Kingdom 2.7%
Oil, Gas and Consumable Fuels 2.7%
Cairn Energy PLC*^	25,087	178,902
Total United Kingdom		178,902

United States 55.6%
Aerospace and Defense 2.3%
Spirit AeroSystems Holdings, Inc. — Class A*	7,600	151,468

Chemicals 2.6%
Calgon Carbon Corp.*	11,800	171,100

Commercial Services and Supplies 3.0%
Republic Services, Inc.	6,491	197,910

Communications Equipment 3.0%
Cisco Systems, Inc.*	9,000	197,100

The accompanying notes are an integral part of the financial statements.

52	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Alpha Equity Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Computers and Peripherals 5.6%
Apple, Inc.*	605	171,669
Hewlett-Packard Co.	4,729	198,949
		370,618

Diversified Consumer Services 1.1%
ITT Educational Services, Inc.*	1,000	70,270

Diversified Financial Services 5.1%
Bank of America Corp.	12,931	169,526
JPMorgan Chase & Co.	4,432	168,726
		338,252

Energy Equipment and Services 2.9%
Weatherford International Ltd.*	11,000	188,100

Hotels, Restaurants & Leisure 2.8%
McDonald's Corp.	2,471	184,114

Insurance 2.7%
RenaissanceRe Holdings Ltd.	2,900	173,884

Internet Software and Services 3.5%
Google, Inc. — Class A*	441	231,873

Machinery 4.9%
AGCO Corp.*	4,694	183,113
Ingersoll-Rand PLC	3,900	139,269
		322,382

Metals and Mining 3.5%
Newmont Mining Corp.	3,700	232,397

	Shares/ Principal Amount	Value ($)
Oil, Gas and Consumable Fuels 9.7%
Anadarko Petroleum Corp.	2,716	154,948
Apache Corp.	1,700	166,192
Concho Resources, Inc.*	2,200	145,574
ConocoPhillips	3,000	172,290
		639,004

Pharmaceuticals 2.9%
Abbott Laboratories	3,700	193,288
Total United States		3,661,760
Total Common Stocks (Cost $5,465,596)		6,461,064

Short-Term Investment 2.2%

United States 2.2%
State Street US Dollar Time Deposit, 0.01% due 10/01/2010 (Cost $148,272)	148,272	148,272
Total Short-Term Investment		148,272
Total Investments 100.3% (Cost $5,613,868)		6,609,336

Percentages are based on net assets of $6,589,053.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2010 the value of these securities amounted to $2,058,913, or 31.2% of net assets.

ADR — American Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,402,151	$2,058,913	$—	$6,461,064
Short-Term Investment	—	148,272	—	148,272
Total Investments	$4,402,151	$2,207,185	$—	$6,609,336

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	53

Schedule of Investments – International Growth Equity Fund

as of September 30, 2010

Common Stocks 97.6%

	Shares	Value ($)
Australia 6.7%
Beverages 1.1%
Coca-Cola Amatil Ltd.^	5,890	68,246

Commercial Banks 0.8%
Westpac Banking Corp.^	2,230	50,089

Food and Staples Retailing 1.2%
Woolworths Ltd.^	2,580	71,973

Metals and Mining 3.6%
Centamin Egypt Ltd.*^	13,105	36,454
Rio Tinto Ltd.^	2,605	193,306
		229,760
Total Australia		420,068

Belgium 2.7%
Beverages 1.8%
Anheuser-Busch InBev NV^	1,990	116,912

Chemicals 0.9%
Umicore^	1,295	56,018
Total Belgium		172,930

Canada 3.2%
Commercial Banks 1.0%
Canadian Imperial Bank of Commerce	855	62,033

Oil, Gas and Consumable Fuels 0.9%
Enbridge, Inc.	1,145	59,971

Road and Rail 1.3%
Canadian National Railway Co.	1,295	82,817
Total Canada		204,821

Denmark 3.0%
Food Products 1.2%
Danisco A/S^	880	78,436

Pharmaceuticals 1.8%
Novo Nordisk A/S — B Shares^	1,145	113,331
Total Denmark		191,767

Finland 1.3%
Insurance 1.3%
Sampo Oyj — A Shares^	2,925	79,064
Total Finland		79,064

	Shares	Value ($)
France 9.7%
Aerospace and Defense 1.0%
Safran S.A.^	2,305	64,944

Auto Components 1.3%
Valeo S.A.*^	1,805	83,931

Chemicals 2.5%
Air Liquide S.A.^	565	69,128
Rhodia S.A.^	3,695	88,905
		158,033

Commercial Banks 0.9%
Natixis*^	9,750	55,949

Media 1.1%
Eutelsat Communications^	1,775	67,790

Personal Products 1.0%
L’Oreal S.A.^	540	60,845

Textiles, Apparel and Luxury Goods 1.9%
LVMH Moet Hennessy Louis Vuitton S.A.^	835	122,733
Total France		614,225

Germany 4.6%
Chemicals 0.8%
BASF SE^	785	49,596

Industrial Conglomerates 1.5%
Siemens AG^	885	93,603

Semiconductors and Semiconductor Equipment 0.8%
Infineon Technologies AG*^	7,870	54,668

Software 1.5%
SAP AG^	1,875	92,880
Total Germany		290,747

Hong Kong 2.2%
Hotels, Restaurants & Leisure 1.0%
Wynn Macau Ltd.*^	36,000	62,221

Real Estate Management and Development 1.2%
Swire Pacific Ltd. — A Shares^	5,500	75,578
Total Hong Kong		137,799

The accompanying notes are an integral part of the financial statements.

54	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – International Growth Equity Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Italy 1.8%
Electric Utilities 0.9%
Terna — Rete Elettrica Nazionale SpA^	14,240	60,554

Energy Equipment and Services 0.9%
Saipem SpA^	1,385	55,603
Total Italy		116,157

Japan 17.9%
Auto Components 1.9%
Bridgestone Corp.^	3,700	67,562
NHK Spring Co. Ltd.^	6,000	49,774
		117,336

Automobiles 1.9%
Honda Motor Co. Ltd.^	3,400	120,945

Building Products 0.3%
Asahi Glass Co. Ltd.^	2,000	20,446

Chemicals 1.3%
Zeon Corp.^	10,000	83,074

Electronic Equipment, Instruments & Components 2.1%
Hitachi Ltd.^	16,000	70,027
OMRON Corp.^	2,800	63,768
		133,795

Internet Software and Services 1.2%
Gree, Inc.^	4,500	72,772

Machinery 3.3%
FANUC Ltd.^	800	101,463
Komatsu Ltd.^	4,500	104,770
		206,233

Marine 0.8%
Mitsui O.S.K. Lines Ltd.^	8,000	50,432

Office Electronics 1.6%
Canon, Inc.^	2,200	102,874

Road and Rail 1.0%
Central Japan Railway Co.^	9	66,197

Specialty Retail 0.9%
Nitori Holdings Co. Ltd.^	700	58,530

	Shares	Value ($)

Wireless Telecommunication Services 1.6%
Softbank Corp.^	3,000	98,310
Total Japan		1,130,944

Netherlands 1.1%
Food Products 1.1%
Nutreco NV^	940	68,784
Total Netherlands		68,784

Singapore 1.3%
Commercial Banks 1.3%
United Overseas Bank Ltd.^	6,000	83,524
Total Singapore		83,524

Sweden 8.4%
Commercial Banks 1.1%
Swedbank AB — A Shares*^	4,950	68,734

Diversified Telecommunication Services 2.0%
Tele2 AB — B Shares^	6,045	126,972

Health Care Equipment and Supplies 1.4%
Elekta AB^	2,405	87,110

Machinery 3.9%
Atlas Copco AB — A Shares^	4,245	82,097
SKF AB — B Shares^	3,590	82,652
Volvo AB — B Shares*^	5,560	81,734
		246,483
Total Sweden		529,299

Switzerland 10.9%
Capital Markets 1.8%
UBS AG*^	6,605	112,344

Food Products 4.2%
Nestle S.A.^	5,000	266,481

Pharmaceuticals 3.2%
Novartis AG^	2,405	138,586
Roche Holding AG^	450	61,443
		200,029

Textiles, Apparel and Luxury Goods 1.7%
Cie Financiere Richemont S.A.^	2,275	109,496
Total Switzerland		688,350

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Schedule of Investments – International Growth Equity Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
United Kingdom 21.7%
Beverages 0.7%
SABMiller PLC^	1,305	41,753

Commercial Banks 4.3%
Barclays PLC^	12,085	56,748
Lloyds Banking Group PLC*^	62,745	73,229
Standard Chartered PLC^	4,990	143,389
		273,366

Containers and Packaging 0.8%
Rexam PLC^	11,130	53,735

Food Products 0.7%
Unilever PLC^	1,535	44,476

Hotels, Restaurants & Leisure 1.1%
Intercontinental Hotels Group PLC^	4,060	72,709

Metals and Mining 3.5%
BHP Billiton PLC^	6,995	223,349

Multi-Utilities 1.4%
Centrica PLC^	17,767	90,333

Oil, Gas and Consumable Fuels 0.8%
Premier Oil PLC*^	1,855	48,331

Pharmaceuticals 3.2%
AstraZeneca PLC^	1,405	71,333
GlaxoSmithKline PLC^	3,255	64,216
Shire PLC^	2,920	65,753
		201,302

Semiconductors and Semiconductor Equipment 1.0%
ARM Holdings PLC^	10,100	62,958

Specialty Retail 0.2%
Dixons Retail PLC*^	33,605	13,572

Textiles, Apparel and Luxury Goods 1.7%
Burberry Group PLC^	6,440	105,291

Tobacco 2.3%
British American Tobacco PLC^	3,820	142,721
Total United Kingdom		1,373,896

	Shares	Value ($)
United States 1.1%
Media 1.1%
Virgin Media, Inc.	2,935	67,564
Total United States		67,564
Total Common Stocks (Cost $5,085,020)		6,169,939

Preferred Stocks 0.8%

Germany 0.8%
Media 0.8%
ProSiebenSat.1 Media AG^	2,070	49,299
Total Germany		49,299
Total Preferred Stocks (Cost $46,583)		49,299

Short-Term Investment 1.6%
	Principal Amount ($)	Value ($)
United States 1.6%
State Street US Dollar Time Deposit, 0.01% due 10/01/2010 (Cost $100,312)	100,312	100,312
Total Short-Term Investment		100,312
Total Investments 100.0% (Cost $5,231,915)		6,319,550

Percentages are based on net assets of $6,317,846.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2010 the value of these securities amounted to $5,946,853, or 94.1% of net assets.

The accompanying notes are an integral part of the financial statements.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – International Growth Equity Fund

as of September 30, 2010

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$272,385	$5,897,554	$—	$6,169,939
Preferred Stocks	—	49,299	—	49,299
Short-Term Investment	—	100,312	—	100,312
Total Investments	$272,385	$6,047,165	$—	$6,319,550

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Schedule of Investments – International Equity Fund

as of September 30, 2010

Common Stocks 63.6%

	Shares	Value ($)
Brazil 1.8%
Commercial Banks 0.4%
Banco do Brasil S.A.	1,600	30,383

Household Durables 0.5%
PDG Realty S.A. Empreendimentos e Participacoes	2,800	33,345

Metals and Mining 0.9%
Vale S.A., ADR	1,900	59,413
Total Brazil		123,141

Finland 0.9%
Communications Equipment 0.9%
Nokia Oyj^	6,100	61,340
Total Finland		61,340

France 9.3%
Automobiles 1.4%
Renault S.A.*^	1,800	92,971

Chemicals 0.3%
Air Liquide S.A.^	193	23,614

Commercial Banks 1.8%
BNP Paribas^	1,150	82,180
Societe Generale^	650	37,632
		119,812

Construction and Engineering 1.2%
Bouygues S.A.^	1,950	83,767

Electrical Equipment 1.0%
Alstom S.A.^	900	46,047
Schneider Electric S.A.^	150	19,059
		65,106

Insurance 0.7%
AXA S.A.^	2,550	44,775

Media 2.4%
Lagardere S.C.A.^	1,650	64,539
Vivendi^	3,700	101,433
		165,972

Personal Products 0.5%
L’Oreal S.A.^	300	33,803
Total France		629,820

	Shares	Value ($)
Germany 7.1%
Automobiles 1.0%
Daimler AG*^	1,100	69,790

Capital Markets 0.3%
Deutsche Bank AG^	360	19,675

Diversified Financial Services 1.0%
Deutsche Boerse AG^	1,050	70,122

Electric Utilities 1.3%
E.ON AG^	2,920	85,946

Health Care Equipment and Supplies 0.7%
Fresenius SE^	550	44,026

Industrial Conglomerates 1.9%
Siemens AG^	1,200	126,919

Semiconductors and Semiconductor Equipment 0.2%
Solarworld AG^	1,000	12,602

Textiles, Apparel and Luxury Goods 0.7%
Adidas AG^	800	49,584
Total Germany		478,664

Italy 2.5%
Aerospace and Defense 0.4%
Finmeccanica SpA^	2,400	28,529

Commercial Banks 0.5%
Intesa Sanpaolo SpA^	10,400	33,875

Oil, Gas and Consumable Fuels 1.6%
ENI SpA^	5,000	107,948
Total Italy		170,352

Luxembourg 1.7%
Metals and Mining 1.7%
ArcelorMittal^	3,400	112,527
Total Luxembourg		112,527

Netherlands 3.7%
Aerospace and Defense 0.6%
European Aeronautic Defence and Space Co. NV*^	1,500	37,511

Diversified Financial Services 1.4%
ING Groep NV*^	9,400	97,080

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – International Equity Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
Netherlands (continued)
Diversified Telecommunication Services 0.6%
Koninklijke KPN NV^	2,550	39,474

Semiconductors and Semiconductor Equipment 1.1%
STMicroelectronics NV^	9,800	75,225
Total Netherlands		249,290

Norway 1.2%
Oil, Gas and Consumable Fuels 1.2%
StatoilHydro ASA^	3,900	81,421
Total Norway		81,421

Russia 2.3%
Commercial Banks 0.5%
Sberbank of Russia^	13,000	35,986

Metals and Mining 0.4%
MMC Norilsk Nickel, ADR	1,600	27,280

Oil, Gas and Consumable Fuels 0.8%
Gazprom OAO, ADR	2,729	57,172

Wireless Telecommunication Services 0.6%
VimpelCom Ltd., ADR*	2,500	37,125
Total Russia		157,563

Spain 2.5%
Commercial Banks 1.5%
Banco Santander S.A.^	8,200	103,892

Diversified Telecommunication Services 0.5%
Telefonica S.A.^	1,200	29,769

IT Services 0.5%
Indra Sistemas S.A.^	1,650	31,517
Total Spain		165,178

Sweden 2.2%
Communications Equipment 1.1%
Telefonaktiebolaget LM Ericsson — B Shares^	6,600	72,503

Household Durables 1.1%
Husqvarna AB — B Shares^	10,100	74,876
Total Sweden		147,379

	Shares	Value ($)
Switzerland 9.6%
Capital Markets 1.7%
Julius Baer Group Ltd.^	1,350	49,208
UBS AG*^	3,900	66,335
		115,543

Food Products 2.8%
Nestle S.A.^	3,550	189,202

Insurance 0.5%
Zurich Financial Services AG^	140	32,838

Pharmaceuticals 4.6%
Novartis AG^	2,600	149,822
Roche Holding AG^	1,200	163,848
		313,670
Total Switzerland		651,253

United Kingdom 18.8%
Beverages 0.8%
Diageo PLC^	2,900	49,973

Commercial Banks 3.7%
Barclays PLC^	15,500	72,784
HSBC Holdings PLC^	10,400	105,321
Lloyds Banking Group PLC*^	63,800	74,460
		252,565

Electric Utilities 0.8%
Scottish & Southern Energy PLC^	3,200	56,226

Food and Staples Retailing 0.9%
Tesco PLC^	9,400	62,641

Insurance 1.1%
Prudential PLC^	800	8,007
RSA Insurance Group PLC^	33,300	68,407
		76,414

Media 0.9%
Reed Elsevier PLC^	7,500	63,484

Metals and Mining 3.3%
Anglo American PLC^	2,700	107,442
BHP Billiton PLC^	1,568	50,066
Rio Tinto PLC^	671	39,400
Xstrata PLC^	1,300	24,964
		221,872

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Schedule of Investments – International Equity Fund

as of September 30, 2010

Common Stocks (continued)

	Shares	Value ($)
United Kingdom (continued)
Oil, Gas and Consumable Fuels 2.3%
BP PLC^	6,000	41,019
Royal Dutch Shell PLC — A Shares^	3,850	115,955
		156,974

Pharmaceuticals 1.4%
AstraZeneca PLC^	600	30,462
GlaxoSmithKline PLC^	3,200	63,132
		93,594

Road and Rail 0.9%
National Express Group PLC*^	15,900	60,603

Tobacco 1.5%
British American Tobacco PLC^	2,650	99,008

Wireless Telecommunication Services 1.2%
Vodafone Group PLC^	31,500	77,977
Total United Kingdom		1,271,331
Total Common Stocks (Cost $3,719,543)		4,299,259

Preferred Stocks 0.4%

Brazil 0.4%
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR — A Shares	400	27,608
Total Brazil		27,608
Total Preferred Stock (Cost $24,449)		27,608

	Shares	Value ($)

Mutual Funds 35.1%

United States 35.1%
Asia Pacific ex Japan Fund- Institutional Shares(a)	70,621	1,172,305
The Japan Fund-Institutional Shares(a)	129,638	1,197,854
Total United States		2,370,159
Total Mutual Funds (Cost $1,994,510)		2,370,159
Total Investments 99.1% (Cost $5,738,502)		6,697,026

Percentages are based on net assets of $6,761,017.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2010 the value of these securities amounted to $4,054,541, or 60.0% of net assets.

(a)	Affiliated issuer.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – International Equity Fund

as of September 30, 2010

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$244,718	$4,054,541	$—	$4,299,259
Preferred Stock	27,608	—	—	27,608
Mutual Funds	2,370,159	—	—	2,370,159
Total Investments	$2,642,485	$4,054,541	$—	$6,697,026

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Statements of Assets & Liabilities

As of September 30, 2010

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Assets:
Investments in non-affiliated issuers, at market	170,865,776	9,790,728
Investments in affiliated issuers, at market	—	—

Total investments, at market	170,865,776	9,790,728

Cash	—	170,615
Foreign currency	3,227,369	48,389
Receivable for investment securities sold	710,467	146,916
Receivable for Fund shares sold	43,424	68,672
Dividends and interest receivable	1,231,128	16,553
Receivable from investment advisor	—	29,206
Prepaid expenses	18,616	6,093

Total Assets	176,096,780	10,277,172

Liabilities
Payable for investments purchased	811,276	151,948
Payable for Fund shares redeemed	22,877	—
Accrued investment advisory fees	36,289	—
Accrued distribution fees	50,245	30
Accrued directors’ and officers’ fees and expenses	19,537	1,519
Accrued compliance services fees	10,571	2,211
Foreign capital gains taxes deferred	—	6,754
Other accrued expenses and payables	269,670	60,561

Total Liabilities	1,220,465	223,023

Net Assets	174,876,315	10,054,149

Net Assets Consist of:
Paid-in capital	218,323,775	6,693,038
Accumulated net investment income (loss)	(410,574)	81,278
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(69,703,254)	1,549,617
Net unrealized appreciation (depreciation) on:
Investments	26,439,453	1,728,889
Foreign currency related translations	226,915	1,327

Net Assets	174,876,315	10,054,149

Net Assets
Class A	789,820	478,855
Class C	45,053	126,522
Class I	1,223,844	9,448,772
Class S	172,817,598	—

Capital Shares Outstanding
Class A	85,304	28,966
Class C	4,919	7,712
Class I	132,407	569,101
Class S	18,519,466	—

Net Asset Value and Offering Price Per Share
Class A	9.26	16.53
Class C	9.16	16.40	(a)
Class I	9.24	16.60
Class S	9.33	—

Offering Price Per Share
Class A (100/94.25 of net assets)	9.82	17.54
Investments at cost for non-affiliated issuers	144,426,323	8,055,085
Investments at cost for affiliated issuers	—	—
Cost of cash denominated in foreign currencies	3,008,951	47,674

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

62	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)		Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	Global Alpha Equity Fund ($)		International Growth Equity Fund ($)		International Equity Fund ($)

10,186,062		8,210,457	6,391,798	8,995,278	6,609,336		6,319,550		4,326,867
—		—	—	—	—		—		2,370,159

10,186,062		8,210,457	6,391,798	8,995,278	6,609,336		6,319,550		6,697,026

52,800		43,452	95,989	62,292	—		—		45,215
598,211		48,035	83,245	49,384	—		6,432		79,225
—		—	—	—	—		74,732		22,391
—		—	—	—	—		—		—
962		17,487	26,005	14,003	9,056		24,939		16,544
34,445		21,246	20,196	20,345	22,262		15,433		22,991
6,093		6,072	6,051	6,093	6,072		6,072		6,072

10,878,573		8,346,749	6,623,284	9,147,395	6,646,726		6,447,158		6,889,464

191		—	—	—	—		72,416		69,737
—		—	—	—	—		—		—
—		—	—	—	—		—		—
12		25	8	19	30		—		4
1,741		3,316	3,179	3,433	1,419		1,385		1,421
2,191		2,125	1,244	2,438	2,413		2,378		2,105
69,797		—	—	3,850	—		—		—
55,925		55,162	51,409	54,888	53,811		53,133		55,180

129,857		60,628	55,840	64,628	57,673		129,312		128,447

10,748,716		8,286,121	6,567,444	9,082,767	6,589,053		6,317,846		6,761,017

7,580,003		5,450,864	5,361,282	5,635,034	5,237,226		5,113,567		5,417,692
—		73,779	36,420	(17,901)	(1,480)		48,027		34,707
931,602		790,122	293,954	776,055	357,271		67,493		348,851

2,222,828		1,970,457	872,828	2,692,364	995,468		1,087,635		958,524
14,283		899	2,960	(2,785)	568		1,124		1,243

10,748,716		8,286,121	6,567,444	9,082,767	6,589,053		6,317,846		6,761,017

42,275		55,568	9,442	35,124	1,304		1,255		1,340
5,925		18,054	16,151	15,658	36,708		4,453		4,814
10,700,516		8,212,499	6,541,851	9,031,985	6,551,041		6,312,138		6,754,863
—		—	—	—	—		—		—

2,749		3,578	763	2,107	103		100		106
391		1,172	1,299	947	2,940		359		385
692,159		526,435	529,198	539,759	515,936		501,326		533,382
—		—	—	—	—		—		—

15.38		15.53	12.37	16.67	12.67	(a)	12.55		12.59	(a)
15.13	(a)	15.40	12.43	16.53	12.49		12.41	(a)	12.51	(a)
15.46		15.60	12.36	16.73	12.70		12.59		12.66
—		—	—	—	—		—		—

16.32		16.48	13.12	17.69	13.44		13.32		13.36
7,893,437		6,240,000	5,518,970	6,302,914	5,613,868		5,231,915		3,743,992
—		—	—	—	—		—		1,994,510
583,958		47,338	80,646	48,478	—		6,443		79,097

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	63

Statements of Operations

For the year ended September 30, 2010

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Investment Income:
Dividend income from non-affiliated issuers	2,989,192	217,627
Dividend income from affiliated issuers	—	—
Less: foreign taxes withheld	(209,133)	(14,164)
Interest income	—	13
Other income	26,094	—

Total Investment Income	2,806,153	203,476

Expenses:
Administration fees	321,548	163,496
Audit fees	21,280	22,822
Compliance services fees	70,450	17,430
Chief executive officer fees	59,389	12,774
Custodian fees	312,089	120,249
Directors’ and officers’ fees and expenses	218,312	44,818
Distribution fees—Class A	651	49
Distribution fees—Class C	96	62
Distribution fees—Class S	136,340	—
Investment advisor fees	1,084,383	87,978
Legal fees	541,685	76,605
Amortization of offering costs	—	19,545
Principal financial officer fees	70,995	10,452
Registration fees	57,776	32,423
Reports to shareholders	25,050	17,056
Transfer agent fees	582,006	17,425
Other expenses	52,505	8,716

Total expenses	3,554,555	651,900

Less: Fee waivers and expense reimbursements (See Note F)	(525,784)	(523,819)

Net Expenses	3,028,771	128,081

Net Investment Income (Loss)	(222,618)	75,395

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in non-affiliated issuers	6,123,952	1,737,464
Investments in affiliated issuers	—	—
Foreign capital gains taxes	—	—
Foreign currency related transactions	224,198	5,902

Total Realized Gain (Loss)	6,348,150	1,743,366

Net change in unrealized appreciation (depreciation) on:
Investments in non-affiliated issuers	(4,121,756)	(255,221)
Investments in affiliated issuers	—	—
Deferred foreign capital gains taxes	—	(1,351)
Foreign currency related translations	12,472	113

Net Change in Unrealized Appreciation (Depreciation)	(4,109,284)	(256,459)

Net Realized and Unrealized Gain	2,238,866	1,486,907

Increase in Net Assets Resulting From Operations	2,016,248	1,562,302

64	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	Global Alpha Equity Fund ($)	International Growth Equity Fund ($)	International Equity Fund ($)

117,477	221,764	250,316	162,809	83,169	151,557	131,643
—	—	—	—	—	—	116,425
—	(25,857)	(11,373)	(15,337)	(5,678)	(12,163)	(13,550)
—	3	—	24	16	10	1
—	—	—	—	—	—	—

117,477	195,910	238,943	147,496	77,507	139,404	234,519

163,556	163,556	163,556	163,556	163,556	163,556	163,556
22,804	22,822	22,845	22,820	22,839	22,847	22,842
17,776	17,225	16,021	20,786	20,284	20,157	16,940
13,012	12,615	12,283	12,789	12,359	12,266	12,390
85,582	86,991	122,646	72,857	57,519	71,698	91,378
46,121	46,062	44,854	46,844	43,270	42,944	43,279
52	93	14	128	3	101	7
51	134	36	140	214	42	46
—	—	—	—	—	—	—
110,817	88,964	55,851	97,260	69,794	63,025	35,012
87,121	73,497	70,060	74,944	70,281	69,516	70,284
23,034	19,570	19,546	19,619	19,546	20,829	19,546
10,881	10,215	9,816	10,475	9,872	9,728	9,866
32,533	32,377	32,255	32,440	32,275	32,431	32,269
17,155	17,063	17,072	17,119	17,098	17,036	17,204
17,342	17,403	17,153	17,297	17,052	17,015	17,049
15,206	11,159	11,084	8,728	11,094	11,073	11,335

663,043	619,746	615,092	617,802	567,056	574,264	563,003

(505,944)	(493,487)	(521,958)	(479,722)	(465,312)	(484,197)	(467,443)

157,099	126,259	93,134	138,080	101,744	90,067	95,560

(39,622)	69,651	145,809	9,416	(24,237)	49,337	138,959

1,190,351	805,304	332,356	895,302	528,137	244,432	438,025
—	—	—	—	—	—	22,866
(173,611)	—	—	—	—	—	—
10,905	4,148	7,083	(26,833)	(8,179)	(1,266)	267

1,027,645	809,452	339,439	868,469	519,958	243,166	461,158

1,163,283	175,141	41,814	339,031	(341,338)	118,605	(291,084)
—	—	—	—	—	—	(40,794)
43,625	—	—	—	—	—	—
14,761	(46)	(540)	(2,812)	251	634	1,206

1,221,669	175,095	41,274	336,219	(341,087)	119,239	(330,672)

2,249,314	984,547	380,713	1,204,688	178,871	362,405	130,486

2,209,692	1,054,198	526,522	1,214,104	154,634	411,742	269,445

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	65

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund
	For the year ended September 30, 2010 ($)	For the year ended September 30, 2009 ($)	For the year ended September 30, 2010 ($)	For the period ended September 30, 2009 ($)*
Operations:
Net investment income (loss)	(222,618)	(45,861)	75,395	54,250
Net realized gain (loss)	6,348,150	(69,506,132)	1,743,366	652,114
Net change in unrealized appreciation (depreciation)	(4,109,284)	59,149,062	(256,459)	1,986,675

Net increase (decrease) in net assets resulting from operations	2,016,248	(10,402,931)	1,562,302	2,693,039

Dividends to shareholders from:
Net investment income:
Class A	—	—	(54)	—
Class C	—	—	—	—
Class I	(10,289)	—	(47,191)	—
Class S	(1,363,580)	(548,623)	—	—
Net realized gains
Class A	—	—	(1,038)	—
Class C	—	—	(537)	—
Class I	—	—	(845,410)	—
Class S	—	—	—	—

Total dividends to shareholders	(1,373,869)	(548,623)	(894,230)	—

Share transactions (See Note I)
Proceeds from shares sold	2,423,086	5,874,670	1,370,783	5,202,065
Reinvestment of cash dividends	1,168,907	472,254	815,584	—
Cost of shares redeemed	(25,285,899)	(32,596,508)	(469,841)	(225,641)
Redemption fees	1,082	25,549	88	—

Net increase (decrease) in assets from fund share transactions	(21,692,824)	(26,224,035)	1,716,614	4,976,424

Increase (decrease) in net assets	(21,050,445)	(37,175,589)	2,384,686	7,669,463

Net Assets
Beginning of period	195,926,760	233,102,349	7,669,463	—

End of period	174,876,315	195,926,760	10,054,149	7,669,463

Accumulated net investment income (loss)	(410,574)	921,361	81,278	47,226

*	Fund commenced operations on December 29, 2008.

The accompanying notes are an integral part of the financial statements.

66	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund		Greater China Fund		Global Equity Income Fund
For the year ended September 30, 2010 ($)	For the period ended September 30, 2009 ($)*	For the year ended September 30, 2010 ($)	For the period ended September 30, 2009 ($)*	For the year ended September 30, 2010 ($)	For the period ended September 30, 2009 ($)*

(39,622)	(8,452)	69,651	71,891	145,809	121,010
1,027,645	2,443,743	809,452	296,612	339,439	61,070
1,221,669	1,015,442	175,095	1,796,261	41,274	834,514

2,209,692	3,450,733	1,054,198	2,164,764	526,522	1,016,594

—	—	(393)	—	(108)	(13)
—	—	(27)	—	(26)	(8)
—	—	(76,250)	—	(151,823)	(75,031)
—	—	—	—	—	—

(2,153)	—	(1,606)	—	(22)	—
(1,409)	—	(229)	—	(58)	—
(2,488,150)	—	(305,200)	—	(109,920)	—
—	—	—	—	—	—

(2,491,712)	—	(383,705)	—	(261,957)	(75,052)

107,269	5,005,023	62,234	5,005,579	20,324	5,004,004
2,491,712	—	383,705	—	261,957	75,052
(24,001)	—	(654)	—	—	—
—	—	—	—	—	—

2,574,980	5,005,023	445,285	5,005,579	282,281	5,079,056

2,292,960	8,455,756	1,115,778	7,170,343	546,846	6,020,598

8,455,756	—	7,170,343	—	6,020,598	—

10,748,716	8,455,756	8,286,121	7,170,343	6,567,444	6,020,598

—	—	73,779	76,650	36,420	35,984

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	67

Statements of Changes in Net Assets – (continued)

	Global Emerging Markets Fund
	For the year ended September 30, 2010 ($)	For the period ended September 30, 2009 ($)*
Operations:
Net investment income (loss)	9,416	71,754
Net realized gain (loss)	868,469	406,947
Net change in unrealized appreciation (depreciation)	336,219	2,353,360

Net increase (decrease) in net assets resulting from operations	1,214,104	2,832,061

Dividends to shareholders from:
Net investment income:
Class A	(268)	—
Class C	(13)	—
Class I	(52,000)	—
Net realized gains
Class A	(3,195)	—
Class C	(956)	—
Class I	(542,000)	—

Total dividends to shareholders	(598,432)	—

Share transactions (See Note I)
Proceeds from shares sold	35,631	5,049,705
Reinvestment of cash dividends	595,364	—
Cost of shares redeemed	(45,666)	—
Redemption fees	—	—

Net increase (decrease) in assets from fund share transactions	585,329	5,049,705

Increase (decrease) in net assets	1,201,001	7,881,766

Net Assets
Beginning of period	7,881,766	—

End of period	9,082,767	7,881,766

Accumulated net investment income (loss)	(17,901)	51,797

*	Fund commenced operations on December 29, 2008.

The accompanying notes are an integral part of the financial statements.

68	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Global Alpha Equity Fund		International Growth Equity Fund		International Equity Fund
For the year ended September 30, 2010 ($)	For the period ended September 30, 2009 ($)*	For the year ended September 30, 2010 ($)	For the period ended September 30, 2009 ($)*	For the year ended September 30, 2010 ($)	For the period ended September 30, 2009 ($)*

(24,237)	42,983	49,337	54,434	138,959	34,515
519,958	17,784	243,166	(215,016)	461,158	161,880
(341,087)	1,337,123	119,239	969,520	(330,672)	1,290,439

154,634	1,397,890	411,742	808,938	269,445	1,486,834

(7)	—	(1)	—	(18)	—
(164)	—	—	—	(51)	—
(50,300)	—	(16,400)	—	(104,450)	—

(30)	—	—	—	(62)	—
(579)	—	—	—	(223)	—
(149,700)	—	—	—	(308,150)	—

(200,780)	—	(16,401)	—	(412,954)	—

32,135	5,005,007	983,771	5,005,016	12,062	5,005,009
200,175	—	16,401	—	412,954	—
(8)	—	(909,767)	—	(12,333)	—
—	—	18,146	—	—	—

232,302	5,005,007	108,551	5,005,016	412,683	5,005,009

186,156	6,402,897	503,892	5,813,954	269,174	6,491,843

6,402,897	—	5,813,954	—	6,491,843	—

6,589,053	6,402,897	6,317,846	5,813,954	6,761,017	6,491,843

(1,480)	50,461	48,027	16,357	34,707	—

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	69

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.16	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.06	0.97	(g)

Total income (loss) from investment operations	0.10	0.91

Distributions to shareholders from:
Net investment income	—	—

Redemption fees(b)	—	—	(h)

Net asset value, end of period	$9.26	$9.16

Total return (%)(c)(d)	1.09	11.03	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	2.35	2.39	**
Ratio of expenses after expense reductions (%)	1.85	1.85	**
Ratio of net investment income (loss) (%)	0.49	(0.98	)**
Portfolio turnover rate (%)	47	140	*
Class C	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.14	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	0.91	(g)

Total income (loss) from investment operations	0.02	0.89

Distributions to shareholders from:
Net investment income	—	—

Redemption fees	—	—

Net asset value, end of period	$9.16	$9.14

Total return (%)(c)(d)	0.22	10.79	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	3.02	3.14	**
Ratio of expenses after expense reductions (%)	2.60	2.60	**
Ratio of net investment income (loss) (%)	(0.78)	(0.41	)**
Portfolio turnover rate (%)	47	140	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total Return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

70	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.21	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.12	0.92	(e)

Total income (loss) from investment operations	0.11	0.96

Distributions to shareholders from:
Net investment income	(0.08)	—

Redemption fees(b)	— (f)	—

Net asset value, end of period	$9.24	$9.21

Total return (%)(c)	1.16	11.64	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	1	2
Ratio of expenses before expense reductions (%)(d)	1.89	2.14	**
Ratio of expenses after expense reductions (%)	1.60	1.60	**
Ratio of net investment income (loss) (%)	(0.08)	0.62	**
Portfolio turnover rate (%)	47	140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

Class commenced operations on December 29, 2008. Since then the fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	71

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30,		Year Ended December 31,
Class S	2010	2009	2008	2007	2006(a)		2005
Selected Per Share Data
Net asset value, beginning of period	$9.28	$9.53	$12.94	$12.06	$13.24		$10.66
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)	— (d)	(0.02)	(0.03)	(0.01)		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.13	(0.23)	(3.39)	0.91	(1.05)		2.65

Total income (loss) from investment operations	0.12	(0.23)	(3.41)	0.88	(1.06)		2.58

Distributions to shareholders from:
Net investment income	(0.07)	(0.02)	—	—	(0.13)		—

Redemption fees(b)	— (d)	— (d)	— (d)	— (d)	0.01		— (d)

Net asset value, end of period	$9.33	$9.28	$9.53	$12.94	$12.06		$13.24

Total return (%)(c)	1.29	(2.34)	(26.35)	7.30	(7.91	)*	24.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	173	194	233	370	435		527
Ratio of expenses before expense reductions (%)(f)	1.97	2.22	1.69	1.43	1.39	**	1.66
Ratio of expenses after expense reductions (%)	1.68	1.75	1.63 (e)	1.43	1.39	**	1.59
Ratio of net investment loss (%)	(0.12)	(0.03)	(0.19)	(0.20)	(0.11	)**	(0.68)
Portfolio turnover rate (%)	47	140	95	124	66	*	90

*	Not Annualized.
**	Annualized.
(a)	For the nine months ended September 30, 2006.
(b)	Calculated based on average shares outstanding during the period.
(c)

Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee. From March 16, 2001 through December 28, 2008 the redemption fee was imposed on shareholders redeeming shares held less than six months.

(d)	Amount represents less than $0.01 per share.
(e)	The Fund received reimbursement from a third party for certain expenses during the period – See Note F.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

72	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.88	5.22

Total income (loss) from investment operations	2.97	5.31

Distributions to shareholders from:
Net investment income	(0.09)	—
Net realized gain	(1.66)	—

Total distributions	(1.75)	—

Redemption fees	—	—

Net asset value, end of period	$16.53	$15.31

Total return (%)(c)(d)	20.88	53.10	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	9.04	14.19	**
Ratio of expenses after expense reductions (%)	1.85	1.85	**
Ratio of net investment income (loss) (%)	0.59	0.98	**
Portfolio turnover rate (%)	125	123	*
Class C	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.92	5.20

Total income (loss) from investment operations	2.84	5.22

Distributions to shareholders from:
Net investment income	—	—
Net realized gain	(1.66)	—

Total distributions	(1.66)	—

Redemption fees	—	—

Net asset value, end of period	$16.40	$15.22

Total return (%)(c)(d)	20.03	52.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	9.85	14.94	**
Ratio of expenses after expense reductions (%)	2.60	2.60	**
Ratio of net investment income (loss) (%)	(0.54)	0.17	**
Portfolio turnover rate (%)	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	73

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.87	5.23

Total income (loss) from investment operations	3.01	5.34

Distributions to shareholders from:
Net investment income	(0.09)	—
Net realized gain	(1.66)	—

Total distributions	(1.75)	—

Redemption fees(b)	— (e)	—

Net asset value, end of period	$16.60	$15.34

Total return (%)(c)	21.17	53.40	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	9	8
Ratio of expenses before expense reductions (%)(d)	8.15	13.94	**
Ratio of expenses after expense reductions (%)	1.60	1.60	**
Ratio of net investment income (loss) (%)	0.94	1.20	**
Portfolio turnover rate (%)	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

74	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.00 (g)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.49	6.96

Total income (loss) from investment operations	3.49	6.87

Distributions to shareholders from:
Net investment income	—	—
Net realized gains	(4.98)	—

Total distributions	(4.98)	—

Redemption fees	—	—

Net asset value, end of period	$15.38	$16.87

Total return (%)(c)(d)	25.69	68.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	7.21	13.80	**
Ratio of expenses after expense reductions (%)	1.95	1.95	**
Ratio of net investment income (loss) (%)	(0.03)	(1.02	)**
Portfolio turnover rate (%)	91	204	*
Class C	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.54	6.95

Total income (loss) from investment operations	3.34	6.77

Distributions to shareholders from:
Net investment income	—	—
Net realized gains	(4.98)	—

Total distributions	(4.98)	—

Redemption fees	—	—

Net asset value, end of period	$15.13	$16.77

Total return (%)(c)(d)	24.78	67.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	8.17	14.55	**
Ratio of expenses after expense reductions (%)	2.70	2.70	**
Ratio of net investment income (loss) (%)	(1.43)	(1.93	)**
Portfolio turnover rate (%)	91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	75

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.90	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.60	6.97

Total income (loss) from investment operations	3.54	6.90

Distributions to shareholders from:
Net investment income	—	—
Net realized gains	(4.98)	—

Total distributions	(4.98)	—

Redemption fees	—	—

Net asset value, end of period	$15.46	$16.90

Total return (%)(c)	26.02	69.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	11	8
Ratio of expenses before expense reductions (%)(d)	7.18	13.55	**
Ratio of expenses after expense reductions (%)	1.70	1.70	**
Ratio of net investment income (loss) (%)	(0.43)	(0.77	)**
Portfolio turnover rate (%)	91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

76	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$14.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.19	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.80	4.18

Total income (loss) from investment operations	1.99	4.30

Distributions to shareholders from:
Net investment income	(0.15)	—
Net realized gains	(0.61)	—

Total distributions	(0.76)	—

Redemption fees	—	—

Net asset value, end of period	$15.53	$14.30

Total return (%)(c)(d)	14.33	43.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	8.48	14.11	**
Ratio of expenses after expense reductions (%)	1.95	1.95	**
Ratio of net investment income (loss) (%)	1.34	1.38	**
Portfolio turnover rate (%)	78	53	*
Class C	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$14.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.80	4.12

Total income (loss) from investment operations	1.86	4.22

Distributions to shareholders from:
Net investment income	(0.07)	—
Net realized gains	(0.61)	—

Total distributions	(0.68)	—

Redemption fees	—	—

Net asset value, end of period	$15.40	$14.22

Total return (%)(c)(d)	13.46	42.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	9.25	14.86	**
Ratio of expenses after expense reductions (%)	2.70	2.70	**
Ratio of net investment income (loss) (%)	0.42	1.11	**
Portfolio turnover rate (%)	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	77

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$14.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.90	4.19

Total income (loss) from investment operations	2.03	4.33

Distributions to shareholders from:
Net investment income	(0.15)	—
Net realized gains	(0.61)	—

Total distributions	(0.76)	—

Redemption fees	—	—

Net asset value, end of period	$15.60	$14.33

Total return (%)(c)	14.62	43.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	8	7
Ratio of expenses before expense reductions (%)(d)	8.36	13.86	**
Ratio of expenses after expense reductions (%)	1.70	1.70	**
Ratio of net investment income (loss) (%)	0.94	1.62	**
Portfolio turnover rate (%)	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

78	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.30	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.69	1.76

Total income (loss) from investment operations	0.99	1.98

Distributions to shareholders from:
Net investment income	(0.25)	(0.13)
Net realized gains	(0.22)	—

Total distributions	(0.47)	(0.13)

Redemption fees	—	—

Net asset value, end of period	$12.37	$11.85

Total return (%)(c)(d)	8.50	20.03	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	9.83	16.34	**
Ratio of expenses after expense reductions (%)	1.75	1.75	**
Ratio of net investment income (loss) (%)	2.55	2.94	**
Portfolio turnover rate (%)	39	33	*
Class C	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.73	1.75

Total income (loss) from investment operations	0.90	1.93

Distributions to shareholders from:
Net investment income	(0.10)	(0.08)
Net realized gains	(0.22)	—

Total distributions	(0.32)	(0.08)

Redemption fees	—	—

Net asset value, end of period	$12.43	$11.85

Total return (%)(c)(d)	7.61	19.41	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	10.59	17.09	**
Ratio of expenses after expense reductions (%)	2.50	2.50	**
Ratio of net investment income (loss) (%)	1.46	2.37	**
Portfolio turnover rate (%)	39	33	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	79

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.28	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.73	1.77

Total income (loss) from investment operations	1.01	2.01

Distributions to shareholders from:
Net investment income	(0.29)	(0.15)
Net realized gains	(0.22)	—

Total distributions	(0.51)	(0.15)

Redemption fees	—	—

Net asset value, end of period	$12.36	$11.86

Total return (%)(c)	8.70	20.34	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7	6
Ratio of expenses before expense reductions (%)(d)	9.91	16.09	**
Ratio of expenses after expense reductions (%)	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.35	3.18	**
Portfolio turnover rate (%)	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

80	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.23	5.67

Total income (loss) from investment operations	2.22	5.62

Distributions to shareholders from:
Net investment income	(0.09)	—
Net realized gain	(1.08)	—

Total distributions	(1.17)	—

Redemption fees	—	—

Net asset value, end of period	$16.67	$15.62

Total return (%)(c)(d)	15.13	56.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	7.84	13.58	**
Ratio of expenses after expense reductions (%)	1.95	1.95	**
Ratio of net investment income (loss) (%)	(0.10)	(0.45	)**
Portfolio turnover rate (%)	87	84	*
Class C	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.13)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.22	5.45

Total income (loss) from investment operations	2.09	5.53

Distributions to shareholders from:
Net investment income	(0.01)	—
Net realized gain	(1.08)	—

Total distributions	(1.09)	—

Redemption fees	—	—

Net asset value, end of period	$16.53	$15.53

Total return (%)(c)(d)	14.30	55.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	8.61	14.33	**
Ratio of expenses after expense reductions (%)	2.70	2.70	**
Ratio of net investment income (loss) (%)	(0.88)	0.79	**
Portfolio turnover rate (%)	87	84	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	81

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.24	5.51

Total income (loss) from investment operations	2.26	5.65

Distributions to shareholders from:
Net investment income	(0.10)	—
Net realized gain	(1.08)	—

Total distributions	(1.18)	—

Redemption fees	—	—

Net asset value, end of period	$16.73	$15.65

Total return (%)(c)	15.40	56.50	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	9	8
Ratio of expenses before expense reductions (%)(d)	7.62	13.33	**
Ratio of expenses after expense reductions (%)	1.70	1.70	**
Ratio of net investment income (loss) (%)	0.12	1.58	**
Portfolio turnover rate (%)	87	84	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – Global Alpha Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.35	2.70

Total income (loss) from investment operations	0.27	2.77

Distributions to shareholders from:
Net investment income	(0.07)	—
Net realized gains	(0.30)	—

Total distributions	(0.37)	—

Redemption fees	—	—

Net asset value, end of period	$12.67	$12.77

Total return (%)(c)(d)	2.16	27.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	9.21	14.68	**
Ratio of expenses after expense reductions (%)	1.85	1.85	**
Ratio of net investment income (loss) (%)	(0.63)	0.83	**
Portfolio turnover rate (%)	91	66	*
Class C	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.70	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.17)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.34	2.69

Total income (loss) from investment operations	0.17	2.70

Distributions to shareholders from:
Net investment income	(0.08)	—
Net realized gains	(0.30)	—

Total distributions	(0.38)	—

Redemption fees	—	—

Net asset value, end of period	$12.49	$12.70

Total return (%)(c)(d)	1.39	27.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	9.80	15.43	**
Ratio of expenses after expense reductions (%)	2.60	2.60	**
Ratio of net investment loss (%)	(1.39)	0.07	**
Portfolio turnover rate (%)	91	66	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	83

Financial Highlights – Global Alpha Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)	0.09
Net realized and unrealized gain on investments and foreign currency transactions	0.36	2.70

Total income (loss) from investment operations	0.31	2.79

Distributions to shareholders from:
Net investment income	(0.10)	—
Net realized gains	(0.30)	—

Total distributions	(0.40)	—

Redemption fees	—	—

Net asset value, end of period	$12.70	$12.79

Total return (%)(c)	2.46	27.90	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7	6
Ratio of expenses before expense reductions (%)(d)	8.93	14.43	**
Ratio of expenses after expense reductions (%)	1.60	1.60	**
Ratio of net investment loss (%)	(0.38)	1.07	**
Portfolio turnover rate (%)	91	66	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – International Growth Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.60	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.16)	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.07	1.51

Total income (loss) from investment operations	0.91	1.60

Distributions to shareholders from:
Net investment income	(0.01)	—

Redemption fees(b)	0.05	—

Net asset value, end of period	$12.55	$11.60

Total return (%)(c)(d)	8.24	16.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	8.91	20.75	**
Ratio of expenses after expense reductions (%)	1.75	2.01	**
Ratio of net investment income (loss) (%)	(1.32)	1.21	**
Portfolio turnover rate (%)	127	102	*
Class C	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.86	1.50

Total income (loss) from investment operations	0.84	1.53

Distributions to shareholders from:
Net investment income	—	—

Redemption fees(b)	0.04	—

Net asset value, end of period	$12.41	$11.53

Total return (%)(c)(d)	7.63	15.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)	10.57	21.50	**
Ratio of expenses after expense reductions (%)	2.50	2.76	**
Ratio of net investment income (loss) (%)	(0.16)	0.43	**
Portfolio turnover rate (%)	127	102	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	85

Financial Highlights – International Growth Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.86	1.51

Total income (loss) from investment operations	0.96	1.62

Distributions to shareholders from:
Net investment income	(0.03)	—

Redemption fees(b)	0.04	—

Net asset value, end of period	$12.59	$11.62

Total return (%)(c)	8.64	16.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	6	6
Ratio of expenses before expense reductions (%)(d)	9.57	20.50	**
Ratio of expenses after expense reductions (%)	1.50	1.76	**
Ratio of net investment income (loss) (%)	0.84	1.45	**
Portfolio turnover rate (%)	127	102	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.09	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.35	2.90

Total income (loss) from investment operations	0.44	2.95

Distributions to shareholders from:
Net investment income	(0.18)	—
Net realized gains	(0.62)	—

Total distributions	(0.80)	—

Redemption fees	—	—

Net asset value, end of period	$12.59	$12.95

Total return (%)(c)(d)	3.50	29.50	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)(g)	9.56	15.03	**
Ratio of expenses after expense reductions (%)(g)	1.75	1.75	**
Ratio of net investment income (loss) (%)	0.75	0.64	**
Portfolio turnover rate (%)	69	48	*
Class C	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.25	2.89

Total income (loss) from investment operations	0.39	2.88

Distributions to shareholders from:
Net investment income	(0.14)	—
Net realized gains	(0.62)	—

Total distributions	(0.76)	—

Redemption fees	—	—

Net asset value, end of period	$12.51	$12.88

Total return (%)(c)(d)	3.10	28.80	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	—	—
Ratio of expenses before expense reductions (%)(f)(g)	9.80	15.78	**
Ratio of expenses after expense reductions (%)(g)	2.50	2.50	**
Ratio of net investment income (loss) (%)	1.19	(0.11	)**
Portfolio turnover rate (%)	69	48	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	87

Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Year Ended September 30, 2010	Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.26	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.26	2.90

Total income (loss) from investment operations	0.52	2.97

Distributions to shareholders from:
Net investment income	(0.21)	—
Net realized gains	(0.62)	—

Total distributions	(0.83)	—

Redemption fees	—	—

Net asset value, end of period	$12.66	$12.97

Total return (%)(c)	4.13	29.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7	6
Ratio of expenses before expense reductions (%)(d)(e)	8.84	14.78	**
Ratio of expenses after expense reductions (%)(e)	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.18	0.89	**
Portfolio turnover rate (%)	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

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Notes to Financial Statements

September 30, 2010

A. Organization

Nomura Partners Funds, Inc. (formerly, The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following nine series: The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund (individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act, except for India Fund and Greater China Fund which are non-diversified.

The Funds commenced operations on December 29, 2008, with the exception of The Japan Fund — Class S, which commenced operations in 1962. The Japan Fund – Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares.

The investment objective of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

The Corporation currently offers Classes A, C and I shares of all Funds. Class S shares of The Japan Fund are closed to new investors. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class or Fund. Class A shares are subject to a 5.75% front end sales load and Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts of asset and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that, except as set forth in Note L, there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods (the “Fair Value Procedures”) approved by the Board of Directors (the “Board”). In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

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September 30, 2010

If available, debt securities are priced based upon valuations provided by independent, third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued by an independent broker or pursuant to the Fair Value Procedures, as applicable.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US Dollars is calculated by converting the Local Currency into US Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value ("NAV"), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate net asset values, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Fair Value Procedures.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the US market. Also, the sub-advisors believe that foreign securities values may be affected by volatility that occurs in US markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Corporation’s Fair Value Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

Pursuant to the Fair Value Procedures for the Funds, the Board has delegated day to day responsibility for fair value determinations to the Corporation’s Fair Value Committee. Fair value determinations that affect a Fund’s NAV are subject to review, approval and ratification by the Board. Securities for which fair valuation has been applied at September 30, 2010 are annotated within the Schedules of Investments.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio

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Nomura Partners Funds, Inc.

September 30, 2010

securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that the Fair Value Procedures will prevent dilution of a Fund’s NAV by short term traders.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 010-06”). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. The Funds disclose significant transfers between levels based on evaluations at the end of the reporting period. For the year ended September 30, 2010, there were no material transfers between Levels 1 and 2. ASU 2010-06 will also require additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Management is currently evaluating the effect that this additional requirement will have on the Funds’ financial statements.

Real Estate Investment Trusts. Each Fund is permitted to invest in real estate investment trusts (“REITs”). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes, which function similar to American Depositary Receipts (“ADRs”), except that non-US-based brokerages, rather than US banks, are depositories for non-US-based securities on behalf of foreign investors. Non-US-based brokerages buy locally-based securities and then issue participatory notes to foreign investors. Any dividends and capital gains collected from the underlying securities are remitted to the foreign investor. However, unlike ADRs, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the non-US-based brokerage’s) ability to meet its obligations.

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Foreign Currency. The books and records of the Funds are maintained in US Dollars. The valuation of investment securities and other assets and liabilities denominated in a foreign currency are translated into US Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into US Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts as hedges against specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded, as the Funds do not intend to hold the contracts to maturity. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal tax purposes. As of September 30, 2010, there were no forward foreign currency contracts outstanding.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund. Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually. It will, if necessary, make additional distributions.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by other funds in which the Funds may invest.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Corporation identifies its major tax jurisdictions as the United States of America, the State of Maryland

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September 30, 2010

and foreign jurisdictions where the Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and Expense Allocation. Each Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Offering Costs. Offering costs for the Funds consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. Amounts amortized in the current period are reflected on the Statements of Operations. Offering costs expensed for the year ended September 30, 2010 were as follows:

Fund	Costs Expensed
The Japan Fund	$—
Asia Pacific ex Japan Fund	19,545
India Fund	23,034
Greater China Fund	19,570
Global Equity Income Fund	19,546
Global Emerging Markets Fund	19,619
Global Alpha Equity Fund	19,546
International Growth Equity Fund	20,829
International Equity Fund	19,546

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets. The Funds reserve the right to modify the term of or terminate this fee at any time. Prior to December 26, 2008, a shareholder who redeemed Class S shares of The Japan Fund within six months of purchase incurred a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions.

Commission Recapture. The Funds may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Funds. Commission recapture arrangements are accounted for as realized gains of the Funds. Under these arrangements, the Funds did not receive any commission recapture for the year ended September 30, 2010.

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C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2010, were as follows:

Fund	Purchases	Sales
The Japan Fund	$81,891,854	$104,259,929
Asia Pacific ex Japan Fund	10,025,359	9,803,001
India Fund	8,005,984	8,403,099
Greater China Fund	5,762,463	5,605,496
Global Equity Income Fund	2,528,708	2,384,991
Global Emerging Markets Fund	6,792,831	6,853,803
Global Alpha Equity Fund	5,521,716	5,514,727
International Growth Equity Fund	7,600,660	7,394,479
International Equity Fund	4,479,590	4,315,573

D. Affiliated Holdings

Affiliated holdings are mutual funds which are managed by Nomura Asset Management U.S.A., Inc. (“NAM USA”) or an affiliate of NAM USA or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, NAM USA was paid an investment advisory fee by the affiliated Funds listed beneath its name below. Investments in affiliated companies during the year ended September 30, 2010 were as follows:

Affiliated Fund Name	Balance of Shares Held 10/01/09	Gross Additions	Gross Reductions	Balance of Shares Held 09/30/10	Fair Value at 09/30/10	Dividend Income	Realized Capital Gain/ Loss
International Equity Fund:
The Japan Fund	163,689	$10,289	$311,539	129,638	$1,197,854	$10,289	$14,768
Asia Pacific ex Japan Fund	49,600	881,136	460,237	70,621	1,172,305	106,136	8,098

Total	213,289	$891,425	$771,776	200,259	$2,370,159	$116,425	$22,866

E. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor. NAM USA is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board and officers of the Corporation.

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For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund*	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Equity Income Fund

0.90% on the first $500 million;

0.85% on the next $500 million;

0.80% on the next $500 million;

0.75% on the next $500 million; and

0.70% on the Fund’s average daily net assets in excess of $2 billion.

Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Alpha Equity Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.90% on the Fund’s average daily net assets in excess of $2 billion.
International Growth Equity Fund	1.05% on the first $1 billion; 0.95% on the next $1 billion; and 0.85% on the Fund’s average daily net assets in excess of $2 billion.
International Equity Fund*	0.85% on the Fund’s average daily net assets.

*	The calculation of the Fund’s average daily net assets for the purpose of determining the Advisory Fee excludes assets invested in other Funds that are series of the Corporation.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note F for further information.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Fund	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
India Fund	NAM Singapore
Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)
Global Equity Income Fund	NAM Tokyo, NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)

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Fund	Sub-Advisor(s)
Global Emerging Markets Fund	Martin Currie, Inc. (“Martin Currie”)
Global Alpha Equity Fund	Martin Currie
International Growth Equity Fund	McKinley Capital Management, LLC (“McKinley Capital”)
International Equity Fund	NAM UK

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company (“State Street”) provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street Bank and Trust Company also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation under the Distribution Agreements for distribution of Fund shares. Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund. Prior to January 1, 2009, such fees were limited by the Board to an amount up to 0.15% of the average daily net assets of the Class S shares of The Japan Fund.

For the year ended September 30, 2010, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the year ended September 30, 2010, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer, a Chief Compliance Officer and certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Funds. Neither the Distributor, FCS nor FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds. Certain officers or employees of FCS and FMS are also officers

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of the Funds. The Principal Financial Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor. Effective April 29, 2010, pursuant to the Compliance Agreement, FMS provides both a Principal Financial Officer and a Principal Executive Officer to the Funds. The Principal Executive Officer (the former Principal Financial Officer), an officer of the Funds, is a control affiliate and an officer of the Distributor. The Principal Financial Officer, an officer of the Funds, is no longer a control affiliate nor an officer of the Distributor.

Directors’ and Officers’ Fees and Expenses. The Funds pay each independent Director, the Chairman of the Audit Committee and the Chairman of the Investment Oversight Committee an annual fee of $27,000, $30,000 and $30,000 respectively. Effective February 2010, the Chairman of the Board is paid an annual fee of $54,000. At its July 2010 meeting, the Board increased the annual fee payable to the Chairman of the Board to $94,000 retroactive to February 1, 2010 and approved a one time bonus of $25,000. Prior to February 2010, the Chairman of the Board was paid a salary as disclosed below. In addition each independent Director receives $3,000 for each Board meeting attended, $1,500 for each Dinner, Audit Committee, Executive Committee and Investment Oversight Committee meeting attended, and $250 for each Fair Value Committee meeting attended. Effective May 2010, the fee for each special Board meeting attended via telephone was reduced to $1,500 from $3,000. The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board of Directors meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

Chief Executive Officer. William L. Givens served as Chief Executive Officer of the Funds through March 31, 2010 and received a salary of $133,333.

F. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.60% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.50% for Global Equity Income Fund; 1.70% for Global Emerging Markets Fund; 1.60% for Global Alpha Equity Fund; 1.50% for International Growth Equity Fund; and 1.50% for International Equity Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2011 (“Expense Cap Agreements”).

NAM USA has contractually agreed to waive 0.10% of The Japan Fund’s investment advisory fee until November 1, 2010. This amounted to $180,731 for the year ended September 30, 2010. This amount is not subject to the expense recapture provision described below.

During the period the Funds’ Administrator and FMS have voluntarily agreed to waive and/or reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time.

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For the year ended September 30, 2010 fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$500,514	$25,270	$525,784
Asia Pacific ex Japan Fund	448,200	75,619	523,819
India Fund	430,138	75,806	505,944
Greater China Fund	417,924	75,563	493,487
Global Equity Income Fund	446,528	75,430	521,958
Global Emerging Markets Fund	404,072	75,650	479,722
Global Alpha Equity Fund	389,878	75,434	465,312
International Growth Equity Fund	408,808	75,389	484,197
International Equity Fund	392,010	75,433	467,443

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time so long as such repayment does not cause the class to exceed its expense limitation. Since becoming the Advisor to each of the Funds, and through September 30, 2010, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

Fund	Expense Cap Waivers/ Reimbursements	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Expense Cap Waivers/ Reimbursements	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed
The Japan Fund	$259,651	September 30, 2012	$319,783	September 30, 2013
Asia Pacific ex Japan Fund	483,443	September 30, 2012	448,200	September 30, 2013
India Fund	477,498	September 30, 2012	430,138	September 30, 2013
Greater China Fund	464,618	September 30, 2012	417,924	September 30, 2013
Global Equity Income Fund	481,429	September 30, 2012	446,528	September 30, 2013
Global Emerging Markets Fund	456,089	September 30, 2012	404,072	September 30, 2013
Global Alpha Equity Fund	440,054	September 30, 2012	389,878	September 30, 2013
International Growth Equity Fund	626,925	September 30, 2012	408,808	September 30, 2013
International Equity Fund	441,583	September 30, 2012	392,010	September 30, 2013

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G. Federal Income Tax Information

During the year ended September 30, 2010, the tax character of distributions made by the Funds were as follows:

	Year/Period Ended September 30, 2010			Year/Period Ended September 30, 2009
Fund	Ordinary Income	Capital Gains	Total	Ordinary Income	Capital Gains	Total
The Japan Fund	$1,373,869	$—	$1,373,869	$548,623	$—	$548,623
Asia Pacific ex Japan Fund	894,230	—	894,230	—	—	—
India Fund	2,491,712	—	2,491,712	—	—	—
Greater China Fund	383,705	—	383,705	—	—	—
Global Equity Income Fund	261,957	—	261,957	75,052	—	75,052
Global Emerging Markets Fund	598,432	—	598,432	—	—	—
Global Alpha Equity Fund	200,780	—	200,780	—	—	—
International Growth Equity Fund	16,401	—	16,401	—	—	—
International Equity Fund	412,954	—	412,954	—	—	—

The components of distributable earnings for the Funds as of September 30, 2010 are listed below:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)*	Capital Loss Carryover	Post October Currency Loss Deferral	Total
The Japan Fund	$367,181	$—	$23,414,288	$(67,228,929)	$—	$(43,447,460)
Asia Pacific ex Japan Fund	626,187	1,031,841	1,703,083	—	—	3,361,111
India Fund	555,304	381,916	2,231,493	—	—	3,168,713
Greater China Fund	142,016	746,916	1,946,325	—	—	2,835,257
Global Equity Income Fund	150,325	188,615	867,222	—	—	1,206,162
Global Emerging Markets Fund	366,746	424,194	2,674,694	—	(17,901)	3,447,733
Global Alpha Equity Fund	59,681	297,590	996,036	—	(1,480)	1,351,827
International Growth Equity Fund	47,879	79,982	1,076,418	—	—	1,204,279
International Equity Fund	216,059	174,384	952,882	—	—	1,343,325

*	Includes unrealized appreciation/depreciation on currency.

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with the Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

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As of September 30, 2010, the Funds recorded the following reclassifications primarily due to foreign exchange gains/losses, passive foreign investment company gains and capital loss carry forwards that expired, unused, to increase (decrease) the accounts listed below:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
The Japan Fund	$264,552	$21,373,251	$(21,637,803)
Asia Pacific ex Japan Fund	5,902	(5,902)	—
India Fund	39,622	(39,622)	—
Greater China Fund	4,148	(4,148)	—
Global Equity Income Fund	6,584	(6,584)	—
Global Emerging Markets Fund	(26,833)	26,833	—
Global Alpha Equity Fund	22,767	(22,767)	—
International Growth Equity Fund	(1,266)	1,266	—
International Equity Fund	267	(267)	—

These reclassifications had no impact on net assets or NAV per share.

The following summarizes the capital loss carryforwards as of September 30, 2010 for the Funds. These capital loss carryforwards are available to offset future gains.

Fund	Expiring in Fiscal Year	Amount
The Japan Fund	2017	$14,217,442
	2018	53,011,487

Total		67,228,929

During the year ended September 30, 2010, the International Growth Equity Fund utilized its remaining capital loss carryforward of $159,063 and The Japan Fund had a capital loss carryforward of $21,637,803 expire unused.

The cost of investments for Federal income tax purposes and net unrealized appreciation (depreciation) at September 30, 2010 consists of:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
The Japan Fund	$26,727,080	$(3,539,710)	$23,187,370	$147,678,406
Asia Pacific ex Japan Fund	1,737,243	(28,732)	1,708,511	8,082,217
India Fund	2,368,251	(81,244)	2,287,007	7,899,055
Greater China Fund	2,015,603	(70,176)	1,945,427	6,265,030
Global Equity Income Fund	1,007,044	(142,782)	864,262	5,527,536
Global Emerging Markets Fund	2,755,199	(77,720)	2,677,479	6,317,799
Global Alpha Equity Fund	1,090,679	(95,211)	995,468	5,613,868
International Growth Equity Fund	1,132,788	(57,642)	1,075,146	5,244,404
International Equity Fund	1,060,621	(108,982)	951,639	5,745,387

*	Does not include unrealized appreciation/depreciation on currency.

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H. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of US companies or the US Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for US Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the US economy or similar issuers located in the US. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the US Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Fund of Funds Risk. An investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. A Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Please refer to the prospectus for a complete description of risks associated with the Funds.

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I. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class for the year ended September 30, 2010:

	The Japan Fund
	Year Ended September 30, 2010		Year Ended September 30, 2009^
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	90,452	810,970	7,096	52,406
Class C	4,798	45,000	121	1,000
Class I	2,769	26,130	189,023	1,565,000
Class S	168,107	1,540,986	541,676	4,256,264
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	1,138	10,289	—	—
Class S	127,005	1,158,618	58,382	472,254
Shares redeemed
Class A	(5,269)	(50,865)	(6,975)	(55,312)
Class C	—	—	—	—
Class I	(35,189)	(311,539)	(25,334)	(190,912)
Class S	(2,720,310)	(24,923,495)	(4,119,243)	(32,350,284)
Redemption fees
Class A	—	—	—	23
Class C	—	—	—	—
Class I	—	7	—	—
Class S	—	1,075	—	25,526

Net increase (decrease) from Capital Transactions	(2,366,499)	(21,692,824)	(3,355,254)	(26,224,035)

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	Asia Pacific ex Japan Fund
	Year Ended September 30, 2010		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	29,449	476,795	107	1,065
Class C	7,351	118,988	475	6,000
Class I	48,750	775,000	519,500	5,195,000
Shares reinvested
Class A	75	1,092	—	—
Class C	37	537	—	—
Class I	55,750	813,955	—	—
Shares redeemed
Class A	(665)	(9,594)	—	—
Class C	(1)	(10)	(150)	(2,072)
Class I	(34,999)	(460,237)	(19,900)	(223,569)
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	88	—	—

Net increase (decrease) from Capital Transactions	105,747	1,716,614	500,032	4,976,424

	India Fund
	Year Ended September 30, 2010		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	4,269	60,269	100	1,016
Class C	—	—	283	4,007
Class I	3,377	47,000	500,000	5,000,000
Shares reinvested
Class A	164	2,153	—	—
Class C	108	1,409	—	—
Class I	188,782	2,488,150	—	—
Shares redeemed
Class A	(1,784)	(24,001)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	194,916	2,574,980	500,383	5,005,023

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	Greater China Fund
	Year Ended September 30, 2010		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	3,339	49,886	100	1,000
Class C	827	12,348	376	4,579
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	139	1,998	—	—
Class C	18	257	—	—
Class I	26,435	381,450	—	—
Shares redeemed
Class A	—	—	—	—
Class C	(49)	(654)	—	—
Class I	—	—	—	—
Redemption fees	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	30,709	445,285	500,476	5,005,579

	Global Equity Income Fund
	Year Ended September 30, 2010		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	651	7,829	100	1,000
Class C	1,022	12,495	269	3,004
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	11	131	1	13
Class C	7	84	1	8
Class I	21,852	261,742	7,346	75,031
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	23,543	282,281	507,717	5,079,056

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Nomura Partners Funds, Inc.

September 30, 2010

	Global Emerging Markets Fund
	Year Ended September 30, 2010		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	2,344	35,631	2,711	38,703
Class C	—	—	882	11,002
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	26	395	—	—
Class C	65	969	—	—
Class I	39,759	594,000	—	—
Shares redeemed
Class A	(2,974)	(45,666)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	39,220	585,329	503,593	5,049,705

	Global Alpha Equity Fund
	Year Ended September 30, 2010		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	—	—	100	1,000
Class C	2,572	32,135	358	4,007
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	3	37	—	—
Class C	11	137	—	—
Class I	15,936	200,001	—	—
Shares redeemed
Class A	—	—	—	—
Class C	(1)	(8)	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	18,521	232,302	500,458	5,005,007

Nomura Partners Funds	The World from Asia	:	105

Nomura Partners Funds, Inc.

September 30, 2010

	International Growth Equity Fund
	Year Ended September 30, 2010		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	77,691	983,771	100	1,000
Class C	—	—	359	4,016
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	1,326	16,401	—	—
Shares redeemed
Class A	(77,691)	(909,767)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	171	—	—
Class C	—	13	—	—
Class I	—	17,962	—	—

Net increase (decrease) from Capital Transactions	1,326	108,551	500,459	5,005,016

	International Equity Fund
	Year Ended September 30, 2010		Period Ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	1,041	12,062	100	1,000
Class C	—	—	362	4,009
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	6	79	—	—
Class C	23	274	—	—
Class I	33,382	412,601	—	—
Shares redeemed
Class A	(1,041)	(12,333)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net increase (decrease) from Capital Transactions	33,411	412,683	500,462	5,005,009

^	Classes A, C, and I commenced operations on December 29, 2008.

*	Fund commenced operations on December 29, 2008.

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Nomura Partners Funds, Inc.

September 30, 2010

J. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.15%. Borrowings under the Line of Credit are charged interest at the higher of the Federal Funds rate plus 1.25% or the LIBOR rate plus 1.25%. During the year ended September 30, 2010, there were no borrowings under this Line of Credit.

K. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparties to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

L. Subsequent Event

Effective November 1, 2010, NAM USA has contractually agreed to waive its management fee and, if necessary, to reimburse the Funds so that the total operating expenses (excluding Distribution and Service (12b-1) Fees, interest and certain other expenses) do not exceed the amounts listed below until January 28, 2012.

Asia Pacific ex Japan Fund	1.50%
Global Equity Income Fund	1.25%
Global Emerging Markets Fund	1.60%
International Growth Equity Fund	1.45%
International Equity Fund	1.40%

Nomura Partners Funds	The World from Asia	:	107

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nomura Partners Funds, Inc.

and the Shareholders of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund,

Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International

Growth Equity Fund and International Equity Fund

We have audited the accompanying statement of assets and liabilities of The Japan Fund, a series of shares of Nomura Partners Funds, Inc. (the “Company”), including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the four-year period then ended, the period ended September 30, 2006, and the year ended December 31, 2005 and have audited the accompanying statements of assets and liabilities of Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund, each a series of shares of the Company, including the schedules of investments as of September 30, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period December 29, 2008 (commencement of operations) through September 30, 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund as of September 30, 2010, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 19, 2010

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Other Information (Unaudited)

Federal Tax Information

The below Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended September 30, 2010, the total amount of foreign taxes paid that will be passed through to shareholders and foreign source income for information reporting purposes can be found below.

Fund	Foreign Tax Credit	Foreign Source Income	Shares Outstanding	Per Share Foreign Taxes Paid	Per Share Income from Foreign Source
The Japan Fund	$208,823	$2,989,191	18,742,096	0.01	0.16
Asia Pacific ex Japan Fund	11,393	215,459	605,779	0.02	0.36
Greater China Fund	16,090	220,056	531,185	0.03	0.41
Global Equity Income Fund	9,822	127,368	531,260	0.02	0.24
Global Emerging Markets Fund	14,208	42,651	542,813	0.03	0.08
International Growth Equity Fund	12,250	136,331	501,785	0.02	0.27
International Equity Fund	12,615	131,325	533,873	0.02	0.25

The Funds paid distributions from ordinary income during the year that qualify for the corporate dividend received deduction. The percentage that qualifies is listed below:

Fund	DRD %
Global Equity Income Fund	38.36
Global Emerging Markets Fund	19.23
Global Alpha Equity Fund	9.19
International Growth Equity Fund	57.17

For the fiscal year ended September 30, 2010 certain dividends paid by the Funds may be designated as qualified income subject to a maximum rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds qualified dividend income can be found below.

Fund	Qualified Dividend Income
The Japan Fund	$1,373,869
Asia Pacific ex Japan Fund	119,743
India Fund	105,315
Greater China Fund	66,289
Global Equity Income Fund	215,932
Global Emerging Markets Fund	79,148
Global Alpha Equity Fund	79,156
International Growth Equity Fund	16,401
International Equity Fund	235,796

Nomura Partners Funds	The World from Asia	:	109

Other Information (Unaudited) (continued)

Proxy Voting Information

The Board of Directors has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ subadvisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: by visiting our website at www.nomurapartnersfunds.com or on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

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Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period*	Annualized Expense Ratios*
The Japan Fund
Class A
Actual Fund Return	$1,000.00	$969.60	$9.13	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.79	9.35	1.85%

Class C
Actual Fund Return	$1,000.00	$964.20	$12.80	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.03	13.11	2.60%

Class I
Actual Fund Return	$1,000.00	$968.60	$7.90	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.05	8.09	1.60%

Class S
Actual Fund Return	$1,000.00	$969.90	$8.27	1.67%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.67	8.46	1.67%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	111

Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period*	Annualized Expense Ratios*
Asia Pacific ex Japan Fund
Class A
Actual Fund Return	$1,000.00	$1,127.60	$9.87	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.79	9.35	1.85%

Class C
Actual Fund Return	$1,000.00	$1,123.30	$13.84	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.03	13.11	2.60%

Class I
Actual Fund Return	$1,000.00	$1,128.50	$8.54	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.05	8.09	1.60%

India Fund
Class A
Actual Fund Return	$1,000.00	$1,113.90	$10.33	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.29	9.85	1.95%

Class C
Actual Fund Return	$1,000.00	$1,110.30	$14.28	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.53	13.62	2.70%

Class I
Actual Fund Return	$1,000.00	$1,115.70	$9.02	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.55	8.59	1.70%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period*	Annualized Expense Ratios*
Greater China Fund
Class A
Actual Fund Return	$1,000.00	$1,104.60	$10.29	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.29	9.85	1.95%

Class C
Actual Fund Return	$1,000.00	$1,100.70	$14.22	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.53	13.62	2.70%

Class I
Actual Fund Return	$1,000.00	$1,105.60	$8.97	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.55	8.59	1.70%

Global Equity Income Fund
Class A
Actual Fund Return	$1,000.00	$1,015.50	$8.84	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.29	8.85	1.75%

Class C
Actual Fund Return	$1,000.00	$1,011.40	$12.61	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.53	12.61	2.50%

Class I
Actual Fund Return	$1,000.00	$1,016.90	$7.58	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.55	7.59	1.50%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	113

Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period*	Annualized Expense Ratios*
Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$1,107.60	$10.30	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.29	9.85	1.95%

Class C
Actual Fund Return	$1,000.00	$1,103.40	$14.24	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.53	13.62	2.70%

Class I
Actual Fund Return	$1,000.00	$1,108.60	$8.99	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.55	8.59	1.70%

Global Alpha Equity Fund
Class A
Actual Fund Return	$1,000.00	$984.50	$9.20	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.79	9.35	1.85%

Class C
Actual Fund Return	$1,000.00	$981.10	$12.91	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.03	13.11	2.60%

Class I
Actual Fund Return	$1,000.00	$986.00	$7.97	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.05	8.09	1.60%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 4/1/10	Ending Account Value 9/30/10	Expenses Paid During Period*	Annualized Expense Ratios*
International Growth Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,004.00	$8.79	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.29	8.85	1.75%

Class C
Actual Fund Return	$1,000.00	$1,000.00	$12.53	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.53	12.61	2.50%

Class I
Actual Fund Return	$1,000.00	$1,004.80	$7.54	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.55	7.59	1.50%

International Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,017.80	$8.85	1.75	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,016.29	8.85	1.75	%**

Class C
Actual Fund Return	$1,000.00	$1,017.10	$12.64	2.50	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,012.53	12.61	2.50	%**

Class I
Actual Fund Return	$1,000.00	$1,021.80	$7.60	1.50	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,017.55	7.59	1.50	%**

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**	Expense ratio does not reflect the indirect expense of the underlying fund(s) it invests in.

Nomura Partners Funds	The World from Asia	:	115

Directors and Officers (Unaudited)

The following table presents information about each Director of the Corporation. Unless otherwise noted, the address of each Director is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Corporation does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period until retirement. The following chart lists Directors as of September 30, 2010.

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

J. Douglas Azar (64)
Director and Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to January 2010 and Chairman of the Board January 2010 to present	Retired, October 2000 to present; CEO of US Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October 2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional Vice President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of US and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT).	9

Lynn S. Birdsong (64)
Director and Chairman on the Investment Oversight Committee	2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Trustee, The First Church of Christ, Scientist, Boston Pension Trust and Gift and Endowment Trust, June 2006 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Director, The Atlantic Whitehall Funds, resigned 2005; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.	9

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Directors and Officers (Unaudited) (continued)

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

James A. Firestone (55)
Director and Chairman of the Audit Committee	2005 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004 and January 2009 to present.	9

Takeshi Isayama (67)
Director	2005 to present	Director, Renault S.A.S. (auto manufacturing), May 2009 to present.; Chairman, The Carlyle Japan LLP, October 2007 to present; Director, Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing), June 2007 to present; Director, Terumo Corp. (medical equipment manufacturing), June 2006 to present; Director, The SEIYU, Ltd. (retail), March 2007 to December 2007; Vice Chairman, Nissan Motor Co., Ltd., September 2001 to March 2007.	9

Nomura Partners Funds	The World from Asia	:	117

Directors and Officers (Unaudited) (continued)

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Yoshihiko Miyauchi (75)
Director	1996 to present	Director, ACCESS Co., Ltd., June 2006 to present; Director, Sojitz Corporation, June 2005 to June 2009; Director, Sony Corporation, June 2003 to June 2010; Director, Showa Shell Sekiyu K.K., March 2003 to present; Director, Yasuda EMP Limited, February 2001 to present; Chairman and Chief Executive Officer, ORIX Corporation (financial services), April 2000 to present; Director, ORIX Capital Markets, LLC, April 1997 to present; Director, Nippon Venture Capital Co., Ltd., February 1996 to present; Director, Infrastructure Leasing & Financial Services Limited, March 1993 to present; Representative Director, ORIX Baseball Club Co., Ltd., November 1988 to present; Director, ORIX USA Corporation and Subsidiaries, August 1981 to present; Director, ORIX Commercial Alliance Corporation, August 1968 to April 2006; Director, DAIKYO Incorporated, March 2005 to 2007; Director, Mercian Corporation, March 2001 to 2005; Director, AOZORA Bank, Ltd., September 2000 to 2007; Director, Fuji Xerox Co., Ltd., March 1999 to 2006; Director, ORIX Hawaii, Inc., April 1989 to 2006; Director, ORIX America, Inc., September 1972 to 2006; Director ORIX Financial Services, Inc., August 1963 to 2006.	9

Osamu Nagayama (63)
Director	2005 to present	President and CEO, Chugai Pharmaceutical Co., Ltd., 1978 to present.	9

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Directors and Officers (Unaudited) (continued)

The following table presents information about each Officer of the Corporation. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Corporation. The following chart lists Officers as of September 30, 2010.

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Richard J. Berthy (52)
Principal Executive Officer and President*+	April 2010 to present, September 2009 to April 2010 Principal Financial Officer and Treasurer	President and Managing Partner, Foreside Financial Group, LLC, May 2008 to present; Chief Administrative Officer, Foreside Financial Group, LLC, January 2005 to May 2008; President and Secretary, Bainbridge Capital Management, June 2003 to June 2006.	9

Richard F. Cook, Jr. (59)
Chief Compliance Officer*+	April 2007 to present	Director of Foreside Compliance Services LLC, January 2006 to present; Founder and Managing Member of Northlake, LLC, 2002 to present; Employee of Foreside Fund Services, LLC, November 2005 to January 2006.	9

James Atwood (46)
Anti-Money Laundering Compliance Officer*+	April 2010 to present	Compliance Analyst, Foreside Compliance Services, LLC, 2007 to present; Personal Sabbatical, 2004 to 2007; Attorney, Pierce Atwood, 2001 to 2004.	9

William C. Cox (44)
Assistant Treasurer and Assistant Secretary**#	October 2007 to present	Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present.	9

Trudance L.C. Bakke (39)
Principal Financial Officer and Treasurer*+	April 2010 to present, April 2009 to April 2010 Assistant Treasurer	Managing Director, Foreside Management Services, LLC, 2006 to present; Product Manager, Citigroup Fund Services, LLC 2003 to 2006; Senior Manager of Corporation Finance, Forum Financial Group, LLC (a fund service company acquired by Citibank, N.A.) 1999 to 2003.	9

Nomura Partners Funds	The World from Asia	:	119

Directors and Officers (Unaudited) (continued)

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

David James (39)
Secretary**#	November 2009 to present	Vice President and Managing Counsel, State Street Bank and Trust Company, November 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. June 2006 to October 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005.	9

*

The Corporation’s President, Treasurer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC, or its affiliates act as distributor or provider of other services.

+	The address for Richard J. Berthy, Richard F. Cook, Jr., James Atwood and Trudance L.C. Bakke is Foreside Financial Group, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

**

The Corporation’s Assistant Treasurer, Assistant Secretary and Secretary each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

#	The address for William C. Cox and David James is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0376, Boston, MA 02116.

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Approval of Amended Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

The Board of Directors (the “Board” or each separately a “Director”) was scheduled to regularly meet four times a year. During the fiscal period ended September 30, 2010, the Directors conducted fifteen (15) meetings. These meetings included four (4) regular board meetings, four (4) special board meetings, and seven (7) Executive Committee meetings.

Matters bearing on the nine series’ (each series a “Fund”) advisory agreements and sub-advisory agreements (the “Agreements”) were considered at most, if not all, of the Board’s meetings. The Directors regularly received information relating to the Agreements derived from a number of sources and covering a range of issues. These materials included (a) information on the investment performance of each Fund relative to a peer group of the Fund and relative to an appropriate index, (b) sales and redemption data with respect to the Funds, and (c) the economic outlook and general investment outlook in the markets in which the Funds invest. The Directors also regularly received information regarding (a) performance attribution analysis of the Funds, (b) the Funds’ compliance with prospectus and regulatory requirements, and (c) the allocation of the Funds’ brokerage, including (i) allocations, if any, to brokers affiliated with the Funds’ advisor or sub-advisors, and (ii) the use, if any, of “soft” commission dollars to pay for research.

At a meeting held on October 27, 2010, the Board, including a majority of the directors who are not an “interested person” as defined under the Investment Company Act of 1940, as amended (“Independent Directors”), unanimously voted to approve the continuance, for another twelve-month period commencing November 1, 2010, of the investment advisory agreement with Nomura Asset Management U.S.A. Inc. (“NAM USA”), and a sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) for The Japan Fund and, for another twelve-month period commencing December 22, 2010, of the investment advisory agreement with NAM USA, and a sub-advisory agreement between NAM USA and NAM Tokyo, a sub-advisory agreement between NAM USA and Nomura Asset Management Singapore Limited (“NAM Singapore”), a sub-advisory agreement between NAM USA and Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”), a sub-advisory agreement between NAM USA and Nomura Asset Management U.K. Limited (“NAM UK”) (NAM USA, NAM Tokyo, NAM Singapore, NAM Hong Kong and NAM UK being collectively referred to as the “Nomura entities”), a sub-advisory agreement between NAM USA and Martin Currie Inc. (“Martin Currie”), and a sub-advisory agreement between NAM USA and McKinley Capital Management, LLC (“McKinley”) (collectively, the “Sub-Advisors”) in connection with the investment management of the Asia Pacific ex Japan Fund, the India Fund, the Greater China Fund, the Global Equity Income Fund, the Global Emerging Markets Fund, the Global Alpha Equity Fund, the International Growth Equity Fund and the International Equity Fund.

In considering the approval of the continuance of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Board engaged the services of an independent consultant to assist them with the evaluation of comparative data (prepared by Strategic Insight, an independent provider of consulting and research services retained by NAM USA) regarding management fees, expense ratios (before and after applicable fee waiver and expense cap agreements (“Expense Caps”)), and investment performance of the strategies of the Funds’ managed by the Nomura entities, Martin Currie, and McKinley to those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”).

In connection with the approval of the Agreements the Directors had requested and evaluated extensive materials, in addition to those referenced above, from the Nomura entities, Martin Currie, McKinley and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by the Nomura entities, Martin Currie and McKinley; (b) the breadth and experience of the investment management and research staff of the Nomura entities, Martin Currie and McKinley; (c) financial statements for the last two fiscal years of the Nomura entities, Martin Currie and McKinley; (d) marketing and distribution support provided by the Nomura entities to the Funds; (e) the current Forms ADV of the Nomura entities, Martin Currie and McKinley; (f) the profitability reports of the Nomura entities with respect to each Fund; (g) the fees charged to institutional clients relative to fees charged to the Funds by the Nomura entities, Martin Currie and McKinley; and (h) the resources devoted to and the

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Approval of Amended Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (continued)

record of compliance with the each Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, and (iv) other policies and procedures that form the Nomura entities’, Martin Currie’s and McKinley’s portions of the Funds’ compliance program.

With the assistance of an outside independent consultant and independent legal counsel, the Board considered all factors deemed relevant with respect to the Nomura entities, Martin Currie and McKinley, including but not limited to: the nature and quality of services provided; steps taken to identify and address performance issues; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Funds; commitments to provide contractual Expense Caps to the Funds through January 28, 2012; potential benefits to the Nomura entities, Martin Currie and McKinley from their respective relationships to the Funds, including revenues to be derived from services provided to the Funds by their affiliates, if any; and potential benefits to the Funds and their stockholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the continuance of the Agreements, the Board considered the following factors:

The Nature, Extent and Quality of the Investment Management and Sub-Advisory Services. The Board considered the nature and quality of investment management services provided by the Nomura entities, Martin Currie and McKinley, the expertise and investment experience of the investment management personnel who provides these services, and the extensive equity research resources available to the portfolio management teams. In addition to the investment research and advisory services, the Board considered the asset gathering, technology, communications, internal controls and compliance resources of the Nomura entities, Martin Currie and McKinley. The Board also considered the reputation of Nomura Holdings, Inc. (the ultimate parent company of

NAM USA, which is a publicly traded financial institution in Japan with American Depository Receipts available in the United States), its financial strength and experience, as well as NAM USA’s responsibility for the acts and omissions of the Sub-Advisors. The Board compared the fees charged to each Fund against the fees charged to institutional clients of the Nomura entities, Martin Currie and McKinley. Also the Board reviewed the additional services that the Nomura entities provided to the Funds that were not provided to the Nomura entities’ institutional clients. The Board considered the investment management, compliance and administrative services NAM USA provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisors. In addition, the Board considered the other direct and indirect benefits to the Funds, such as the Funds’ Expense Cap arrangements with NAM USA. The Board determined that the investment management services provided by NAM USA were in the best interests of the Funds and their respective stockholders. The Board also determined, based on the recommendations of NAM USA, that the investment advisory services provided by the respective Sub-Advisors were in the best interests of the Funds and their respective stockholders.

Investment Performance. The Board reviewed information about each Fund’s investment objective, investment strategies and techniques and, with the assistance of an independent consultant and NAM USA, reviewed the investment performance of the Nomura entities, Martin Currie and McKinley in managing the Funds for various time periods and determined, based on the advice of the independent consultant, that, in view of the investment objectives of each of the respective Funds, the short period of time since the Sub-Advisors commenced their investment advisory services and the available data, the investment performance of each of the Funds was acceptable. The Board expressed concern regarding the under performance (as described in more detail below) of certain of the Funds. The Board understood that market conditions and specific investment decisions could adversely affect each Fund’s investment performance in absolute and/or relative terms over short, or longer periods of time. In making its determinations the Board and the consultant noted that, the totality of the facts and circumstances, including the short time that NAM USA and the

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Sub-Advisors had managed the Funds, the short operational history of the Funds (except The Japan Fund), the steps that were being taken by NAM USA and the Sub-Advisors to address performance issues, and the unsettled economic and market conditions prevailing during the last couple of years since NAM USA’s management of The Japan Fund and the eight other Funds had begun, supported the Board’s finding that the performance of each Fund was acceptable, albeit subject to ongoing review at future meetings.

As to The Japan Fund, the Board noted that the investment performance since NAM USA and NAM Tokyo commenced investment management services on November 1, 2008, had been slightly above average when compared to its benchmark for the quarter-to-date, year-to-date and one-year periods ended September 30, 2010, as well as since the inception of NAM USA management. The Board noted that the investment performance of The Japan Fund when compared to its peers was average for the quarter-to-date and year-to-date periods, as well as since the inception of NAM USA management.

As to the Asia Pacific ex Japan, the Board noted that the performance had been above average when compared to its benchmark for the quarter-to-date, year-to-date and one-year periods ended September 30, 2010, but below average when compared its benchmark for the inception-to-date period ended September 30, 2010. The Board noted that the performance of the Asia Pacific ex Japan when compared its peers was well above average for the quarter-to-date period, below average for the year-to-date period, and well below average since the inception of NAM USA management.

As to the Global Alpha Fund, the Board noted that the performance had been slightly below average when compared to its benchmark for the quarter-to-date and year-to-date periods ended September 30, 2010 and below average when compared to its benchmark for the one-year and inception-to-date periods ended September 30, 2010. The Board also noted that the Global Alpha Fund’s performance was well below average but improving when compared to its peers for the quarter-to-date and year-to-date periods, as well as since the inception of NAM USA management.

As to the Global Emerging Markets Fund, the Board noted that the performance had been average when compared to its benchmark for the quarter-to-date and year-to-date periods ended September 30, 2010 and below average when compared its benchmark for the one-year and inception-to-date periods ended September 30, 2010. The Board also noted that the Global Emerging Markets Fund’s performance was well below average when compared to its peers since inception and slightly below average for the quarter-to-date and year-to-date periods.

As to the Global Equity Income Fund, the Board noted that the performance had been above average when compared to its benchmark for the quarter-to-date, year-to-date and one-year periods ended September 30, 2010 and below average for the inception-to-date period ended September 30, 2010. The Board also noted that the Global Equity Income Fund’s performance was above average when compared to its peers since inception and well above average for the quarter-to-date and year-to-date periods.

As to the Greater China Fund, the Board noted that the performance had been above average when compared to its benchmark for the quarter-to-date and year-to-date periods ended September 30, 2010 and below average for the one-year and inception-to-date periods ended September 30, 2010. The Board also noted that the Greater China Fund’s performance was well above average for the quarter-to-date period but below average for the year-to-date period and well below average for the inception-to-date period when compared to its peers.

As to India Fund, the Board noted that the performance had been slightly below average when compared to its benchmark for the quarter-to-date period ended September 30, 2010 and below average for the year-to-date, one-year and inception-to-date periods ended September 30, 2010. The Board also noted that the India Fund’s performance was well below average when compared to its peers for the quarter-to-date and year-to-date periods, as well as since the inception of NAM USA management.

As to the International Equity Fund, the Board noted that the performance had been above average when compared to its benchmark for the quarter-to-date, year-to-date, and one-year periods and average when compared to its peers for the inception-to-date period ended September 30, 2010. The Board noted that the

Nomura Partners Funds	The World from Asia	:	123

Approval of Amended Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (continued)

performance of the International Equity Fund had been above average when compared to its peers for the quarter-to-date and year-to-date periods and average when compared to its peers for the inception-to-date period.

As to International Growth Equity Fund, the Board noted that the performance had been slightly above average when compared to its benchmark for the quarter-to-date and one-year periods ended September 2010, but below average when compared its benchmark for the year-to-date and inception-to-date periods ended September 30, 2010. The Board also noted that the International Growth Equity Fund’s performance was well below average when compared to its peers for the quarter-to-date, year-to-date and inception-to-date periods.

Profits and Costs of the Nomura Entities, Martin Currie and McKinley; Expense Ratios of the New Funds. The Directors were provided with profitability statements of Nomura USA regarding its investment management services to each of the Funds. The Directors reviewed comparative fee information regarding the fees the Nomura entities, Martin Currie and McKinley charged other clients with similar investment strategies. The Board considered the fees charged to the Funds in the light of the services the Nomura entities, Martin Currie and McKinley provided to the Funds. It was noted that the Nomura entities provided additional services to the Funds that the Nomura entities had not provided to their institutional clients. In addition, the Board considered the fees paid to NAM USA for the investment management, compliance and administrative services NAM USA provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisors. The Board discussed the terms of the Expense Caps provided by NAM USA as well as the clawback provisions. The Board considered NAM USA’s proposal to extend until January 28, 2012 the existing contractual Expense Caps for the Global Alpha Fund, Greater China Fund, India Fund and The Japan Fund so that the total operating expenses (excluding Rule 12b-1 fees, interest expenses and certain other expenses) would be: 1.60% for the Global Alpha Fund, 1.70% for the Greater China Fund, 1.70% for the India Fund and 1.60% for The Japan Fund. The Board also noted that NAM USA had agreed, effective November 1, 2010, to adjust the

Expense Caps for the remaining Funds until January 28, 2012, so that the total operating expenses (excluding Rule 12b-1 fees, interest expenses and certain other expenses) would be: 1.50% for the Asia Pacific ex Japan Fund, 1.60% for the Global Emerging Markets Fund, 1.25% for the Global Equity Income Fund, 1.40% for the International Equity Fund and 1.45% for the International Growth Equity Fund.

The Board, in consultation with an independent consultant, reviewed gross management fees and the total expense ratios before Rule 12b-1 fees but after Expense Caps for the Funds and compared them with fees of peer groups of the Funds as categorized by Strategic Insight. It was noted that although the gross management fee for the Asia Pacific ex Japan Fund, Global Alpha Equity Fund, Global Equity Income Fund, Greater China Fund, International Growth Fund, International Equity Fund were in the 100th percentile compared to their peers, the total expense ratios of those Funds, because of the Expense Caps, compared much more favorably to their peers. The expense ratio, inclusive of the proposed Expense Cap, would be in the 40th percentile for the Asia Pacific ex Japan Fund, 47th percentile for the Greater China Fund, 50th percentile for the Global Equity Income Fund, 68th percentile for the Global Alpha Equity Fund, 83rd percentile for the International Growth Fund, 53rd percentile for the International Equity Fund, and 55th percentile for the Global Emerging Markets Fund. The gross management fee for the India Fund was in the 71st percentile but because of the Expense Cap its total expense ratio was in the 33rd percentile. The Japan Fund’s gross management fee is below the average of its peers (in the 36th percentile) but its total expense ratio was in the 70th percentile. After consultation with and in reliance on the independent consultant, the Board determined that the advisory fees for each of the Funds, inclusive of the Expense Caps (including the newly adjusted Expense Caps for certain of the Funds discussed above), were reasonable.

The Board also considered the direct and indirect benefits to the Nomura entities, Martin Currie and McKinley from a relationship with the Funds. The Board took into account the various services provided to the Funds by the Nomura entities, Martin Currie and McKinley, including services required to manage a portfolio of securities in the Funds and reallocation of assets on an ongoing basis. The Board, including the

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Approval of Amended Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (concluded)

Independent Directors considered (a) the financial condition of NAM USA and its parent, NAM Tokyo (b) the expense ratios of the Funds inclusive of the contractual Expense Caps, (c) management fees of Peer Funds, and (d) the advisory fee charged to other clients of the Nomura entities, Martin Currie and McKinley. Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the investment advisory fees were reasonable in relation to the services provided and were in the best interests of the Funds and their respective stockholders.

Economies of Scale. The Board considered the investment advisory fees, noting that many of them contained breakpoints. The Board in consultation with an independent consultant reviewed the breakpoints for the Funds. It was determined that most of the Funds had not yet gathered sufficient assets for the breakpoints to be imposed. The Board determined that because the Funds had not grown large enough yet it was premature to discuss changes to and/or additional breakpoints.

Conclusion. The Board determined that the continuance of the investment advisory agreements with NAM USA and that NAM USA’s continuance of the sub-advisory agreements with the Nomura entities, Martin Currie and McKinley were in the best interests of the Funds and their respective stockholders. In reaching their determinations, the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the various factors considered.

Nomura Partners Funds	The World from Asia	:	125

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

Nomura Partners Funds:
Asian and global funds from leading Asian and global managers

Asian Funds

Global/International Funds

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide global perspective on today's global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia's leading investors with approximately $291.4 billion in assets under management as of September 30, 2010.

Distributor:
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Investment Advisor:
Nomura Asset Management U.S.A. Inc.
Two World Financial Center
Building B, 18th Floor
New York, NY 10281

Chairman and Board of Directors:
Nomura Partners Funds, Inc.
4 Copley Place, 5th Floor
CPH-0326
Boston, MA 02116

To Obtain More Information:
Call 1-800-535-2726
or visit us online at www.nomurapartnersfunds.com
This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

NOMURA

Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712
www.nomurapartnersfunds.com

NOM-AR-001-0910

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. During the period, the registrant modified the code of ethics to update the title of a covered officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is James Firestone and he is independent as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate Audit Fees of the registrant’s principal accountant for professional services rendered for the audits of the registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2010 and September 30, 2009, respectively, were $160,000 and $177,000.

(b)	Audit-Related Fees. The aggregate Audit-Related Fees of the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the registrant, as cited within paragraph (e)(2) of this Item, for the fiscal years ended September 30, 2010 and September 30, 2009, respectively, were $0 and $4,500.

(c)	Tax Fees. The aggregate Tax Fees of the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning services, which included the review of Federal and state income tax returns and the review of federal excise tax returns, for the fiscal years ended September 30, 2010 and September 30, 2009, respectively, were $22,500 and $22,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d)	All Other Fees. The aggregate Other Fees of the registrant’s principal accountant for all other non-audit services rendered to the registrant, which included an annual review of the registrant’s anti-money laundering program, for the fiscal years ended September 30, 2010 and September 30, 2009, respectively, were $9,000 and $9,000.

(e)(1)	The audit committee of the registrant’s board of directors, pursuant to its audit committee charter (the “Charter”) and in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, selected the principal accountant and approved, except as stated in paragraph (e)(2) below, all of the audit and non-audit services that were provided and the fees that were paid in each of 2010 and 2009 before the principal accountant was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant, if the engagement relates to the operations and financial reporting of the registrant. To date the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X before the engagement of the principal accountant.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time, permanent employees of the principal auditor was 0%.

(g)	The aggregate non-audit fees billed to the registrant’s investment adviser or its adviser affiliates for professional services rendered to the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant for each of the last fiscal year of the registrant were as follows:

FY 2010: $0

FY 2009: $0

(h)	The registrant’s audit committee has considered the provision of non-audit services that were rendered by the principal accountant to the registrant’s investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial and accounting officer of the registrant required by as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):     NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ RICHARD J. BERTHY
Richard J. Berthy President and Principal Executive Officer

Date:     December 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ RICHARD J. BERTHY
Richard J. Berthy President and Principal Executive Officer

Date:     December 2, 2010

By (Signature and Title):	/s/ TRUDANCE L. C. BAKKE
Trudance L.C. Bakke Treasurer and Principal Financial Officer

Date:     December 2, 2010